Goldman Sachs Trust
Institutional Liquid Assets

▶ Prime Obligations Portfolio

▶ Money Market Portfolio

▶ Government Portfolio

▶ Treasury Obligations Portfolio

▶ Treasury Instruments Portfolio

▶ Federal Portfolio

▶ Tax-Exempt Diversified Portfolio

▶ Tax-Exempt California Portfolio

▶ Tax-Exempt New York Portfolio

SEMIANNUAL REPORT
June 30, 2006

Goldman Sachs Trust
Institutional Liquid Assets

Taxable Portfolios*
Prime Obligations Portfolio. The Portfolio invests in securities of the U.S. government, its agencies, authorities and instrumentalities, obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities, and repurchase agreements.
Money Market Portfolio. The Portfolio invests in securities of the U.S. government, its agencies, authorities and instrumentalities, U.S. dollar denominated obligations of U.S. and foreign banks, U.S. dollar denominated commercial paper and other short-term obligations of U.S. and foreign companies, foreign governments, states, municipalities and other entities, and repurchase agreements.
Government Portfolio. The Portfolio invests, directly or indirectly, only in securities of the U.S. government, its agencies, authorities and instrumentalities, and repurchase agreements relating to such securities.
Treasury Obligations Portfolio. The Portfolio invests only in securities issued by the U.S. Treasury which are backed by the full faith and credit of the U.S. government, and repurchase agreements relating to such securities.
Treasury Instruments Portfolio. The Portfolio invests only in certain U.S. Treasury Obligations, the interest income from which is generally exempt from state income taxation.
Federal Portfolio. The Portfolio invests only in certain securities of the U.S. government and certain of its agencies, authorities and instrumentalities, the interest income from which is generally exempt from state income taxation.
Tax-Exempt Portfolios*
Tax-Exempt Diversified Portfolio. The Portfolio invests in municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which, if any, is exempt from federal income tax, and not an item of tax preference under the federal alternative minimum tax.
Tax-Exempt California Portfolio. The Portfolio is a non-diversified portfolio consisting primarily of municipal obligations issued by or on behalf of the State of California and its political subdivisions, agencies and instrumentalities and other obligations that are exempt from federal and California state income taxes, and not an item of tax preference under the federal alternative minimum tax.
Tax-Exempt New York Portfolio. The Portfolio is a non-diversified portfolio consisting primarily of municipal obligations issued by or on behalf of the State of New York and its political subdivisions, agencies and instrumentalities and other obligations that are exempt from federal, New York State and New York City income taxes, and generally not an item of tax preference under the federal alternative minimum tax.
* Past performance is no guarantee of future results. Yields will vary. An investment in any of the ILA Portfolios is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolios seek to preserve the value of your investment at $1.00 per unit/share, it is possible to lose money by investing in the Portfolios. More complete information, including management fees and expenses, is included in the ILA Portfolios’ Prospectus and/or Statement of Additional Information, or may be obtained by calling Goldman Sachs Funds at 1-800-621-2550.

Goldman Sachs Trust
Institutional Liquid Assets

Sector Allocation as of June 30, 2006†
Taxable Portfolios

	Prime	Money		Treasury	Treasury
Security Type	Obligations	Market	Government	Obligations	Instruments	Federal
Bank Notes	1.5%	—	—	—	—	—
Certificates of Deposit	4.2	1.3%	—	—	—	—
Certificates of Deposit – Eurodollar	—	1.5	—	—	—	—
Certificates of Deposit – Yankeedollar	—	8.9	—	—	—	—
Commercial Paper & Corporate Obligations	19.8	21.2	—	—	—	—
Master Demand Notes	1.9	1.3	—	—	—	—
Repurchase Agreements	53.2	48.0	77.2%	100.3%	—	—
US Government Agency Obligations	2.8	1.3	22.8	—	—	99.8%
US Treasury Obligations	—	—	—	—	100.3%	—
Variable Rate Obligations	16.5	16.3	—	—	—	—
Tax-Exempt Portfolios

	Tax-Exempt	Tax-Exempt	Tax-Exempt
Security Type	Diversified	California	New York
Commercial Paper	8.1%	8.7%	5.4%
General Obligation Bonds	—	—	0.2
Put Bonds	0.9	0.8	—
Revenue Bonds	—	—	0.6
Tax and Revenue Anticipation Notes	0.2	2.9	1.0
Tax Anticipation Notes	0.1	—	—
Variable Rate Obligations	96.8	88.4	92.8

†	The Portfolios are actively managed and, as such, their composition may differ over time. The percentage shown for each sector reflects the value of investments in that sector as a percentage of net assets. Percentages for other assets and/or liabilities are not shown, therefore figures may not sum to 100%.

Sector Allocation as of December 31, 2005**
Taxable Portfolios

	Prime	Money		Treasury	Treasury
Security Type	Obligations	Market	Government	Obligations	Instruments	Federal
Bank Notes	1.0%	—	—	—	—	—
Certificates of Deposit	5.3	4.2%	—	—	—	—
Certificates of Deposit – Eurodollar	—	3.0	—	—	—	—
Certificates of Deposit – Yankeedollar	—	2.8	—	—	—	—
Commercial Paper & Corporate Obligations	28.9	29.0	—	—	—	—
Master Demand Notes	1.9	1.3	—	—	—	—
Repurchase Agreements	28.3	29.9	57.8%	92.3%	—	—
US Government Agency Obligations	9.8	3.9	42.2	—	—	100.0%
US Treasury Obligations	—	—	—	7.7	100%	—
Variable Rate Obligations	24.8	25.9	—	—	—	—
Tax-Exempt Portfolios

	Tax-Exempt	Tax-Exempt	Tax-Exempt
Security Type	Diversified	California	New York
Commercial Paper	8.6%	14.4%	8.4%

Put Bonds	3.9	2.1	1.4

Revenue Anticipation Notes	0.5	1.7	—

Revenue Bonds	—	—	1.4

Tax and Revenue Anticipation Notes	3.9	2.0	—

Tax Anticipation Notes	2.2	—	3.7

Variable Rate Obligations	82.2	81.1	84.6

**	The Portfolios are actively managed and, as such, their composition may differ over time. The percentage shown for each sector reflects the value of investments in that sector as a percentage of net assets. Percentages for other assets and/or liabilities are not shown, therefore figures may not sum to 100%.

Schedule of Investments

ILA Prime Obligations Portfolio
June 30, 2006 (Unaudited)

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Bank Notes—1.5%
Bank of America Corp.
$5,000,000	4.22%	08/30/2006	$5,000,000
National City Bank
3,000,000	4.79	01/16/2007	3,000,000

Total Bank Notes			$8,000,000

Commercial Paper and Corporate Obligations—19.8%
Asset-Backed
Adirondack Ltd.
$5,000,000	4.94%	07/03/2006	$4,998,628
Citibank Credit Card Issuance Trust (Dakota Corp.)
5,000,000	5.29	08/17/2006	4,965,468
CRC Funding LLC
5,000,000	5.05	07/25/2006	4,983,167
Curzon Funding LLC
5,000,000	5.19	08/14/2006	4,968,314
FCAR Owner Trust Series II
5,000,000	5.15	07/12/2006	4,992,132
Fountain Square Commercial Funding Corp.
5,000,000	5.29	08/21/2006	4,962,529
Galleon Capital LLC
5,000,000	5.20	08/09/2006	4,971,833
Gemini Securitization Corp.
5,000,000	5.20	08/10/2006	4,971,111
5,000,000	5.13	08/31/2006	4,956,538
K2 USA LLC
5,000,000	5.34	09/20/2006	4,939,925
Kitty Hawk Funding Corp.
5,000,000	5.20	07/17/2006	4,988,444
KLIO Funding Corp.
5,000,000	5.27	07/20/2006	4,986,106
KLIO II Funding Corp.
5,000,000	5.29	07/20/2006	4,986,053
Lake Constance Funding Ltd.
4,000,000	5.30	07/03/2006	3,998,822
Nieuw Amsterdam Receivables Corp.
5,000,000	5.25	07/17/2006	4,988,333
Park Granada LLC
5,000,000	5.06	07/13/2006	4,991,567
Ticonderoga Funding LLC
5,000,000	5.15	07/12/2006	4,992,132
Triple-A One Funding Corp.
10,677,000	4.99	07/20/2006	10,648,881
Variable Funding Capital Corp.
5,000,000	5.29	07/28/2006	4,980,163
Security and Commodity Brokers, Dealers and Services
Bear Stearns & Cos., Inc.
5,000,000	5.32	07/03/2006	4,998,522

Total Commercial Paper and Corporate Obligations			$104,268,668

Certificates of Deposit—4.2%
Bank of New York
$3,000,000	4.76%	12/05/2006	$3,000,000
Citibank, N.A.
5,000,000	5.20	08/31/2006	5,000,000
Suntrust Bank
5,000,000	4.73	11/27/2006	4,999,702
Wells Fargo Bank
2,000,000	4.08	07/31/2006	2,000,000
3,000,000	4.74	01/10/2007	3,000,000
2,000,000	4.78	01/24/2007	1,999,664
2,000,000	5.06	02/26/2007	2,000,000

Total Certificates of Deposit			$21,999,366

Government Agency Securities(a)—2.8%
FNMA
$10,000,000	5.11%	09/07/2006	$9,998,620
5,000,000	5.01	07/07/2006	4,999,323

Total Government Agency Securities			$14,997,943

Master Demand Note—1.9%
Bank of America Securities LLC
$10,000,000	5.38%	07/31/2006	$10,000,000

Variable Rate Obligations(a)—16.5%
Bank of America Corp.
$3,000,000	5.25%	07/24/2006	$3,000,000
Fifth Third Bank
10,000,000	5.08	07/06/2006	9,999,527
General Electric Capital Corp.
5,000,000	5.25	07/10/2006	5,000,000
Merrill Lynch & Co., Inc.
10,000,000	5.19	07/05/2006	10,004,378
5,000,000	5.42	07/11/2006	5,004,379
Monumental Life Insurance Co.(b)
20,000,000	5.28	07/01/2006	20,000,000
Morgan Stanley
5,000,000	5.15	07/03/2006	5,000,000
Suntrust Bank
5,000,000	5.10	07/10/2006	5,000,000
5,000,000	5.29	07/27/2006	5,000,000
US Bank, NA
10,000,000	5.28	07/31/2006	9,999,509
Wachovia Asset Securitization, Inc.(b)
9,007,418	5.31	07/25/2006	9,007,418

Total Variable Rate Obligations			$87,015,211

Total Investments Before Repurchase Agreements			$246,281,188

The accompanying notes are an integral part of these financial statements.

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Repurchase Agreements(c)—53.2%
Citigroup Global Markets, Inc.
$5,000,000	5.40%	07/03/2006	$5,000,000
Maturity Value: $5,002,250
5,000,000	5.36	07/03/2006	5,000,000
Maturity Value: $5,002,233
Repurchase Agreement issued by Citigroup Global Markets, Inc., with a total amortized cost of $10,000,000 are collateralized by a corporate issue 4.25%, due 10/25/2035. The aggregate market value of the collateral, including accrued interest, was $10,005,903.
Joint Repurchase Agreement Account II
265,700,000	5.28	07/03/2006	265,700,000
Maturity Value: $265,816,908
Wachovia Capital Markets
5,000,000	5.38	07/03/2006	5,000,000
Maturity Value: $5,002,242
Collateralized by various corporate issues 0.00% to 8.25%, due 05/01/2010 to 09/25/2035. The aggregate market value of the collateral, including accrued interest, was $5,250,224.

Total Repurchase Agreements			$280,700,000

Total Investments—99.9%			$526,981,188

Other Assets in Excess of Liabilities—0.1%			$586,462

Net Assets—100.0%			$527,567,650

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable or floating rate security index is based on either LIBOR or Federal Funds rate.
(b)	Securities not registered under the Securities Act of 1933, as amended. Such securities have been determined to be illiquid by the Investment Adviser. At June 30, 2006, these securities amounted to $29,007,418 or approximately 5.5% of net assets.
(c)	Unless noted, all repurchase agreements were entered into on June 30, 2006. Additional information on Joint Repurchase Agreement Account II appears on page 35.
Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.
Maturity dates represent either the stated date on the security or the next interest reset date for floating rate securities.

Investment Abbreviation:

FNMA	—	Federal National Mortgage Association
LIBOR	—	London Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

ILA Money Market Portfolio
June 30, 2006 (Unaudited)

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Commercial Paper and Corporate Obligations—21.2%
Asset-Backed
Chariot Funding LLC
$15,000,000	5.07%	07/05/2006	$14,991,550
CRC Funding LLC
41,000,000	5.05	07/25/2006	40,861,967
Curzon Funding LLC
30,000,000	5.19	08/14/2006	29,809,883
FCAR Owner Trust Series II
30,000,000	5.15	07/12/2006	29,952,792
Galleon Capital LLC
26,494,000	5.20	08/09/2006	26,344,750
Gemini Securitization Corp.
30,000,000	5.20	08/10/2006	29,826,667
Grampian Funding LLC
20,000,000	5.13	08/29/2006	19,831,850
KLIO II Funding Corp.
30,000,000	5.29	07/20/2006	29,916,321
KLIO III Funding Corp.
28,412,000	5.27	07/19/2006	28,337,205
Nieuw Amsterdam Receivables Corp.
26,715,000	5.25	07/17/2006	26,652,665
Thames Asset Global Securitization
20,945,000	5.32	07/07/2006	20,926,429
Three Pillars Funding LLC
15,315,000	4.99	07/19/2006	15,276,789
Ticonderoga Funding LLC
30,000,000	5.15	07/12/2006	29,952,792
Commercial Banks
Bank of Ireland
50,000,000	5.28	08/21/2006	49,626,354
Security and Commodity Brokers, Dealers and Services
Bear Stearns & Cos., Inc.
20,000,000	5.32	07/03/2006	19,994,089

Total Commercial Paper and Corporate Obligations			$412,302,103

Certificate of Deposit—1.3%
Citibank, N.A.
$25,000,000	5.40%	09/20/2006	$25,000,000

Certificates of Deposit-Eurodollar—1.5%
Alliance & Leicester PLC
$17,000,000	4.74%	01/09/2007	$16,999,135
Societe Generale
13,000,000	4.75	12/04/2006	13,000,000

Total Certificates of Deposit-Eurodollar			$29,999,135

Certificates of Deposit-Yankeedollar—8.9%
Bank of Nova Scotia
$25,000,000	5.33%	08/22/2006	$25,000,000
Barclays Bank PLC
10,000,000	4.77	12/05/2006	10,000,000
Credit Suisse First Boston, Inc.
10,000,000	4.80	01/12/2007	10,000,000
DePfa Bank Europe PLC
60,000,000	5.30	07/24/2006	60,000,000
Deutsche Bank AG
10,000,000	4.10	07/31/2006	10,000,000
Royal Bank of Canada
9,000,000	4.25	08/31/2006	9,000,000
Unicredito Italiano SPA
50,000,000	5.33	08/22/2006	50,000,000

Total Certificates of Deposit-Yankeedollar			$174,000,000

Master Demand Note—1.3%
Bank of America Securities LLC
$25,000,000	5.38%	07/03/2006	$25,000,000

U.S. Government Agency Obligation—1.3%
FNMA(a)
$25,000,000	5.11%	09/07/2006	$24,996,550

Variable Rate Obligations(a)—16.3%
Australia and New Zealand Banking Group Ltd.
$4,000,000	5.30%	07/24/2006	$4,000,000
Bank of Ireland
20,000,000	5.24	07/20/2006	20,000,000
Barclays Bank PLC
40,000,000	5.24	07/24/2006	39,996,693
Commonwealth Bank of Australia
2,000,000	5.29	07/24/2006	2,000,000
Credit Suisse First Boston, Inc.
35,000,000	5.43	09/26/2006	35,000,000
General Electric Capital Corp.
15,000,000	5.25	07/10/2006	15,000,000
HBOS Treasury Services PLC
25,000,000	5.26	08/21/2006	25,000,000
Merrill Lynch & Co., Inc.
10,000,000	5.19	07/05/2006	10,004,378
40,000,000	5.29	07/21/2006	40,005,009
Monumental Life Insurance Co.(b)
25,000,000	5.28	08/01/2006	25,000,000
Nationwide Building Society
46,700,000	5.42	09/11/2006	46,726,940
New York Life Insurance Co.(b)
10,000,000	5.05	10/01/2006	10,000,000
Royal Bank of Scotland Group PLC
20,000,000	5.20	07/19/2006	19,998,651
Skandinaviska Enskilda Banken AB
10,000,000	5.14	07/10/2006	10,000,000

The accompanying notes are an integral part of these financial statements.

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Variable Rate Obligations(a) (continued)
Societe Generale
$15,000,000	5.08%	07/03/2006	$15,000,000

Total Variable Rate Obligations			$317,731,671

Total Investments Before Repurchase Agreements			$1,009,029,459

Repurchase Agreements(c)—48.0%
Citigroup Global Markets, Inc.
$20,000,000	5.36%	07/03/2006	$20,000,000
Maturity Value: $20,008,933
20,000,000	5.40	07/03/2006	20,000,000
Maturity Value: $20,009,000
Repurchase Agreement issued by Citigroup Global Markets, Inc., with a total amortized cost of $40,000,000 are collateralized by a corporate issue, 4.25%, due 10/25/2035. The aggregate market value of the collateral, including accrued interest, was $42,023,611.
Joint Repurchase Agreement Account II
864,300,000	5.28	07/03/2006	864,300,000
Maturity Value: $864,680,292
Wachovia Capital Markets
30,000,000	5.38	07/03/2006	30,000,000
Maturity Value: $30,013,450
Collateralized by various corporate issues, 0.00% to 9.73%, due 10/01/2009 to 04/26/2050. The aggregate market value of the collateral, including accrued interest, was $31,500,001.

Total Repurchase Agreements			$934,300,000

Total Investments—99.8%			$1,943,329,459

Other Assets in Excess of Liabilities—0.2%			$2,939,074

Net Assets—100.0%			$1,946,268,533

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable or floating rate security index is based on the LIBOR rate.
(b)	Securities not registered under the Securities Act of 1933, as amended. Such securities have been determined to be illiquid by the Investment Adviser. At June 30, 2006, these securities amounted to $35,000,000 or approximately 1.8% of net assets.
(c)	Unless noted, all repurchase agreements were entered into on June 30, 2006. Additional information on Joint Repurchase Agreement Account II appears on page 35.
Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.
Maturity dates represent either the stated date on the security or the next interest reset date for floating rate securities.

Investment Abbreviation:

FNMA	—	Federal National Mortgage Association
LIBOR	—	London Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

ILA Government Portfolio
June 30, 2006 (Unaudited)

Principal	Interest		Maturity	Amortized
Amount	Rate		Date	Cost

U.S. Government Agency Obligations—22.8%
FHLB(a)
$1,000,000	4.86	%(a)	07/04/2006	$999,722
5,000,000	5.04	(a)	08/02/2006	4,999,740
FHLMC
3,000,000	5.30	(a)	09/22/2006	2,999,002
1,000,000	5.35	(a)	09/27/2006	999,764
1,000,000	4.48		11/01/2006	984,693
500,000	4.49		11/14/2006	491,519
FNMA
2,000,000	5.01	(a)	07/07/2006	1,999,729
2,000,000	5.11	(a)	09/07/2006	1,999,724
3,000,000	5.28	(a)	09/21/2006	2,998,863
2,000,000	5.31	(a)	09/22/2006	1,999,436
1,000,000	3.63		11/17/2006	995,916

Total U.S. Government Agency Obligations				$21,468,108

Total Investments Before Repurchase Agreements				$21,468,108

Repurchase Agreements(b)—77.2%
Joint Repurchase Agreement Account II
$70,800,000	5.28%		07/03/2006	$70,800,000
Maturity Value: $70,831,152
UBS Securities LLC
2,000,000	5.21		07/21/2006	2,000,000
Maturity Value: $2,008,863
Dated: 06/21/2006
Collateralized by FNMA, 6.50%, due 03/01/2036. The market value of the collateral, including accrued interest, was $2,044,991

Total Repurchase Agreements				$72,800,000

Total Investments—100.0%				$94,268,108

Liabilities in Excess of Other Assets				$(14,122)

Net Assets—100.0%				$94,253,986

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable or floating rate security index is based on the LIBOR rate.
(b)	Unless noted, all repurchase agreements were entered into on June 30, 2006. Additional information on Joint Repurchase Agreement Account II appear on page 35.
Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.
Maturity dates represent either the stated date on the security or the next interest reset date for floating rate securities.

Investment Abbreviations:

FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
LIBOR	—	London Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

ILA Treasury Obligations Portfolio
June 30, 2006 (Unaudited)

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Repurchase Agreements(a)—100.3%
Bank of America Securities LLC
$26,000,000	5.19%	04/24/2007	$26,000,000
Maturity Value: $27,368,141
Dated: 04/24/2006
Collateralized by U.S. Treasury Notes, 0.00% to 3.88%, due 08/15/2007 to 01/15/2009. The aggregate market value of the collateral, including accrued interest, was $26,520,485
Joint Repurchase Agreement Account I
923,400,000	4.51	07/03/2006	923,400,000
Maturity Value: $923,747,045
UBS Securities LLC
12,400,000	4.55	07/03/2006	12,400,000
Maturity Value: $12,404,701
Collateralized by U.S. Treasury Note, 4.00%, due 02/15/2015. The market value, including accrued interest, was $12,711,591
18,000,000	4.82	02/05/2007	18,000,000
Maturity Value: $18,870,010
Dated: 02/09/2006
Collateralized by U.S. Treasury Note, 3.38%, due 09/15/2009. The market value of the collateral, including accrued interest, was $18,398,283
15,000,000	5.08	03/26/2007	15,000,000
Maturity Value: $15,766,233
Dated: 03/29/2006
Collateralized by U.S. Treasury STRIPS, 6.25%, due 02/15/2009. The market value, including accrued interest, was $15,313,823

Total Repurchase Agreements			$994,800,000

Total Investments—100.3%			$994,800,000

Liabilities in Excess of Other Assets—(0.3)%			$(3,026,573)

Net Assets—100.0%			$991,773,427

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Unless noted, all repurchase agreements were entered into on June 30, 2006. Additional information on Joint Repurchase Agreement Account I appears on page 34.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

ILA Treasury Instruments Portfolio
June 30, 2006 (Unaudited)

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

U.S. Treasury Obligations—100.3%
United States Treasury Bills
$30,900,000	4.62%	07/20/2006	$30,824,655
12,870,000	4.30	07/27/2006	12,830,031
50,000,000	4.69	07/27/2006	49,830,639
70,000,000	4.71	07/27/2006	69,762,136
50,000,000	4.77	07/27/2006	49,827,750
40,000,000	4.60	08/03/2006	39,831,333
25,000,000	4.64	08/03/2006	24,893,667
8,900,000	4.60	08/10/2006	8,854,561
5,000,000	4.68	08/17/2006	4,969,450
7,200,000	4.77	08/17/2006	7,155,162
50,000,000	4.90	09/28/2006	49,394,924
16,000,000	4.96	12/14/2006	15,634,431

Total U.S. Treasury Obligations			$363,808,739

Total Investments—100.3%			$363,808,739

Liabilities in Excess of Other Assets—(0.3)%			$(1,215,312)

Net Assets—100.0%			$362,593,427

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
Interest rates represent the annualized yield on date of purchase for discounted securities.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

ILA Federal Portfolio
June 30, 2006 (Unaudited)

Principal	Interest		Maturity	Amortized
Amount	Rate		Date	Cost

U.S. Government Agency Obligations—99.8%
FFCB
$36,000,000	4.87%		07/03/2006	$35,990,260
15,000,000	4.97	(a)	07/03/2006	14,995,779
30,000,000	5.23	(a)	07/03/2006	29,993,516
15,000,000	5.27	(a)	07/03/2006	14,997,636
30,000,000	5.04	(a)	07/04/2006	29,997,751
9,950,000	5.05	(a)	07/04/2006	9,951,218
52,000,000	5.00	(a)	07/05/2006	51,991,560
10,000,000	5.07	(a)	07/06/2006	10,000,067
25,000,000	5.00	(a)	07/09/2006	24,997,331
50,000,000	5.08	(a)	07/11/2006	50,000,000
15,000,000	5.04	(a)	07/13/2006	14,992,433
12,500,000	5.15	(a)	07/17/2006	12,499,021
19,000,000	4.99		07/18/2006	18,955,229
9,000,000	5.03		07/19/2006	8,977,365
12,500,000	5.17	(a)	07/20/2006	12,499,115
40,000,000	5.21	(a)	07/22/2006	39,997,124
4,000,000	5.19	(a)	07/23/2006	3,999,566
20,000,000	4.98	(a)	07/01/2006	19,998,193
25,000,000	5.00	(a)	07/01/2006	24,996,567
50,000,000	5.01	(a)	07/01/2006	49,998,538
25,000,000	5.04	(a)	07/01/2006	24,999,927
15,000,000	4.98	(a)	07/02/2006	14,994,457
25,000,000	5.21	(a)	08/02/2006	24,988,893
FHLB
100,000,000	4.99	(a)	07/03/2006	99,960,262
25,000,000	4.86	(a)	07/04/2006	24,993,045
165,200,000	4.99		07/05/2006	165,108,406
110,000,000	4.87	(a)	07/06/2006	109,956,452
57,700,000	5.01		07/07/2006	57,651,848
189,000,000	5.07		07/12/2006	188,707,207
193,100,000	5.08		07/12/2006	192,800,561
20,200,000	5.13		07/14/2006	20,162,579
121,363,000	5.14		07/14/2006	121,137,737
30,700,000	5.15		07/14/2006	30,642,962
157,000,000	4.93		07/19/2006	156,612,995
41,000,000	4.86		07/21/2006	40,889,300
37,500,000	5.17	(a)	07/21/2006	37,497,920
125,000,000	5.17		07/21/2006	124,640,903
75,000,000	5.19		07/28/2006	74,708,344
100,000,000	5.04	(a)	08/02/2006	99,996,587
4,900,000	5.17		08/02/2006	4,877,482
35,000,000	5.07		08/09/2006	34,807,762
77,000,000	5.11		08/09/2006	76,573,741
23,000,000	5.14		08/11/2006	22,865,256
84,648,000	5.19		08/11/2006	84,147,660
4,800,000	5.21		08/16/2006	4,768,045
20,000,000	2.95		09/14/2006	19,933,865
20,000,000	5.21	(a)	09/15/2006	19,996,303
25,000,000	5.31	(a)	09/22/2006	24,995,899
50,000,000	5.38	(a)	09/29/2006	49,990,885
10,000,000	4.88		11/15/2006	10,005,653
4,000,000	2.34		12/18/2006	3,956,361
13,500,000	3.88		12/20/2006	13,451,236
23,245,000	3.80		12/22/2006	23,150,197
4,000,000	3.03		12/29/2006	3,968,331
5,500,000	3.50		01/18/2007	5,465,666
11,000,000	4.00		01/23/2007	10,949,201
4,600,000	4.63		01/23/2007	4,597,364
9,500,000	4.63		01/30/2007	9,494,441
10,000,000	4.88		02/15/2007	9,992,644
30,000,000	4.89		03/05/2007	29,943,945
8,500,000	5.00		03/20/2007	8,487,303
5,600,000	4.25		04/16/2007	5,556,006
4,100,000	4.00		04/25/2007	4,058,805
7,045,000	5.13		06/01/2007	7,033,297
7,000,000	4.63		07/16/2007	6,934,553

Total U.S. Government Agency Obligations				$2,590,280,555

Total Investments—99.8%				$2,590,280,555

Other Assets in Excess of Liabilities—0.2%				$5,287,246

Net Assets—100.0%				$2,595,567,801

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable or floating rate security index is based on either LIBOR or Prime lending rate.
Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.
Maturity dates represent either the stated date on the security or the next interest reset date for floating rate securities.

Investment Abbreviations:

FFCB	—	Federal Farm Credit Bank
FHLB	—	Federal Home Loan Bank
LIBOR	—	London Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

ILA Tax-Exempt Diversified Portfolio
June 30, 2006 (Unaudited)

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Alabama—2.9%
Birmingham GO VRDN Capital Improvement Series 1998 A (Regions Bank LOC) (A-1/ VMIG1)
$2,270,000	3.98%	07/06/2006	$2,270,000
Birmingham GO VRDN Capital Improvement Series 2004 A (AMBAC) (Southtrust Bank N.A. SPA) (A-1+/ P-1)(a)
4,840,000	4.02	07/06/2006	4,840,000
Columbia IDB VRDN PCRB Refunding for Alabama Power Co. Project Series 1995 A (A-1/ VMIG1)
1,050,000	4.03	07/03/2006	1,050,000
Columbia IDB VRDN PCRB Refunding for Alabama Power Co. Project Series 1996 A (VMIG1)
21,000,000	4.03	07/03/2006	21,000,000
Columbia IDB VRDN PCRB Refunding for Alabama Power Co. Project Series 1999 C (A-1/ VMIG1)
10,000,000	4.04	07/03/2006	10,000,000
Mobile City IDB VRDN PCRB for Alabama Power Co. Project Series 1993 A (A-1/ VMIG1)
7,000,000	4.03	07/06/2006	7,000,000
Mobile City IDB VRDN PCRB Refunding for Alabama Power Co. Project Series 1994 (A-1)
12,000,000	4.03	07/03/2006	12,000,000
Parrish IDRB VRDN PCRB for Alabama Power Co. Project Series 1994 (A-1)
5,000,000	4.03	07/03/2006	5,000,000
West Jefferson IDB VRDN PCRB Refunding for Alabama Power Co. Project Series 1998 (A-1/ VMIG1)
3,500,000	4.01	07/03/2006	3,500,000

			$66,660,000

Alaska—1.0%
Alaska State Housing Finance Corp. VRDN RB for Housing Development Series 2000 B (A-1+/ VMIG1)
$6,405,000	3.97%	07/05/2006	$6,405,000
Alaska State Housing Finance Corp. VRDN RB Spears Series 2005 DB-131 (FGIC) (Deutsche Bank A.G. SPA) (F1+)(b)
4,950,000	4.00	07/06/2006	4,950,000
Alaska State Housing Finance Corp. VRDN RB Spears Series 2005 DB-140 (MBIA) (Deutsche Bank A.G. SPA) (F1+)(b)
10,625,000	4.00	07/06/2006	10,625,000

			$21,980,000

Arizona—0.9%
Arizona Water Infrastructure Finance Authority VRDN RB P-Floats-PT 3384 Series 2006 (Merrill Lynch Capital Services SPA) (F1+)(b)
$6,860,000	3.99%	07/06/2006	$6,860,000
Phoenix Civic Improvement Corp. Excise Tax VRDN RB CTFS Macon Trust Series L (FGIC) (Bank of America N.A. SPA) (VMIG1)(b)
4,675,000	4.01	07/06/2006	4,675,000
Phoenix Civic Improvement Corp. VRDN RB Excise Tax P-Floats-PA-1373 (FGIC) (Merrill Lynch Capital Services SPA) (F1+)(b)
2,250,000	4.01	07/06/2006	2,250,000
Phoenix Civic Improvement Corp. VRDN RB Excise Tax Putters Series 1374 (MBIA) (JP Morgan Chase & Co.) (A-1+)(b)
4,000,000	4.01	07/06/2006	4,000,000
Salt River Agricultural Project CP Series S-B (Bank of America, Citibank N.A., JP Morgan Chase & Co., M&I Bank and Wells Fargo Bank SPA) (A-1+/P-1)
2,000,000	3.60	07/11/2006	2,000,000

			$19,785,000

Arkansas—0.5%
University of Arkansas VRDN RB Series 1396 (AMBAC) (Morgan Stanely Municipal Products) (VMIG1) (b)
$10,695,000	4.01%	07/06/2006	$10,695,000

California—0.2%
California State Public Works Board Lease VRDN RB P-Floats-PT 3289 Series 2005 (MBIA) (Merrill Lynch Capital Services SPA) (A-1)(b)
$5,425,000	4.01%	07/06/2006	$5,425,000

Colorado—2.7%
Adams & Arapahoe Counties Joint School District 28J GO VRDN P-Floats-PT 3367 Series 2006 (MBIA) (Depfa Bank PLC SPA) (F1+)(b)
$2,100,000	4.01%	07/06/2006	$2,100,000
Colorado Health Facilities Authority VRDN RB for Catholic Health Series 2004 B-3 (Landesbank Hessen-Thueringen SPA) (A-1+/ VMIG1)
8,790,000	3.98	07/05/2006	8,790,000
Colorado Health Facilities Authority VRDN RB for Catholic Health Series 2004 B-6 (Landesbank Hessen-Thueringen SPA) (A-1+/ VMIG1)
14,200,000	4.00	07/05/2006	14,200,000
Colorado Health Facilities Authority VRDN RB for Sisters of Charity Health System Series 2003 A (A-1+/ VMIG1)
7,600,000	3.98	07/05/2006	7,600,000
Colorado Health Facilities Authority VRDN RB Refunding for Catholic Health Series 2004 B-2 (Bayerische Landesbank SPA) (A-1+/ VMIG1)
16,540,000	3.98	07/05/2006	16,540,000
Colorado Health Facilities Authority VRDN RB Refunding for Catholic Health Series 2004 B-4 (Wells Fargo Bank N.A. SPA) (A-1+/ VMIG1)
8,600,000	4.00	07/05/2006	8,600,000
Colorado State TRANS General Funding (SP-1+)(a)
2,000,000	4.50	06/27/2007	2,013,540

The accompanying notes are an integral part of these financial statements.

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Colorado (continued)
Denver City & County VRDN P-Floats-PT-2043 Series 2003 (Merrill Lynch Capital Services SPA) (A-1)(b)
$3,465,000	4.01%	07/06/2006	$3,465,000

			$63,308,540

Connecticut—0.4%
Connecticut State GO VRDN P-Floats-1060 Series 2002 R (Merrill Lynch Capital Services SPA) (A-1)(b)
$7,850,000	3.99%	07/06/2006	$7,850,000

Florida—3.3%
Broward County GO VRDN Merlots Series 2004 B09 (Wachovia Bank N.A. SPA) (A-1+)(b)
$10,000	4.01%	07/05/2006	$10,000
Broward County Housing Finance Authority VRDN MF Hsg. RB for Sanctuary Apartments Project Series 1985 (FNMA LOC) (VMIG1)
5,500,000	3.98	07/05/2006	5,500,000
Broward County Housing Finance Authority VRDN MF Hsg. RB Refunding for Island Club Apartments Series 2001 A (FHLMC LOC) (A-1+)
2,500,000	3.97	07/06/2006	2,500,000
Dade County VRDN RB Water & Sewer System (FGIC LOC) (Lloyds TSB Bank PLC SPA) (A-1+/ VMIG1)(a)
10,000,000	3.95	07/05/2006	10,000,000
Eclipse Funding Trust VRDN RB Solar Eclipse Miami Dade County Transit Slaes (XLCA) (U.S. Bank N.A.) (A-1+)(b)
8,675,000	3.99	07/06/2006	8,675,000
Florida State Department of Transportation Turnpike VRDN RB Series 2005-1128 (Morgan Stanley SPA) (VMIG1)(b)
5,211,000	4.01	07/06/2006	5,211,000
Jacksonville Electric Authority CP Series 2000 A (Westdeutsche Landesbank LOC) (A-1/VMIG1)
4,500,000	3.48	08/07/2006	4,500,000
Jacksonville Electric Authority Water & Sewer Systems VRDN RB P-Floats-PT 2173 Series 2004 (FGIC) (Merrill Lynch Capital Services SPA) (F1+)(b)
4,180,000	4.01	07/06/2006	4,180,000
Kissimmee Utility Authority CP Series 2006 (JP Morgan Chase & Co. SPA) (P-1)
7,000,000	3.53	07/19/2006	7,000,000
Orange County Educational Facilities Authority VRDN RB for Rollins College Project Series 2001 (Bank of America N.A. LOC) (VMIG1)
5,475,000	4.02	07/03/2006	5,475,000
Orange County School Board VRDN RB ROCS RR-II-R 7020 Series 2006 (FGIC) (Citibank N.A. SPA) (VMIG1)(b)
5,790,000	4.01	07/06/2006	5,790,000
Orlando Utilities Commission Water & Electric VRDN RB Series 2002 A (Bayerische Landesbank SPA) (A-1+/ VMIG1)(a)
15,000,000	3.98	07/05/2006	15,000,000
Palm Beach County School District CP Series 2005 (Bank of America N.A. LOC) (A-1+/P-1)
2,500,000	3.60	08/07/2006	2,500,000

			$76,341,000

Georgia—3.0%
Burke County Development Authority VRDN PCRB for Georgia Power Co. Plant Vogtle Series 1992 (A-1/ VMIG1)
$2,500,000	4.02%	07/03/2006	$2,500,000
Dekalb County Hospital Authority Anticipation Certificates VRDN RB for Dekalb Medical Center, Inc. Project Series 2005 (SunTrust Bank LOC) (VMIG1)
3,310,000	3.99	07/05/2006	3,310,000
Dekalb County VRDN RB Water & Sewer ROCS RR II R 567 (Citibank N.A.) (VMIG1)(b)
3,135,000	4.01	07/06/2006	3,135,000
Eclipse Funding Trust VRDN RB Solar Eclipse Fulton County Water & Sewer (FGIC) (U.S. Bank N.A.) (A-1+)(b)
4,300,000	4.00	07/06/2006	4,300,000
Fulco Hospital Authority VRDN RANS for Peidmont Hospital Project Series 1999 (SunTrust Bank SPA) (A-1+/ VMIG1)
7,940,000	3.97	07/05/2006	7,940,000
Fulton County Development Authority VRDN RB for Piedmont Healthcare, Inc. Series 2005 (SunTrust Bank LOC) (A-1+/ VMIG1)
5,000,000	3.99	07/05/2006	5,000,000
Fulton Hospital Authority VRDN RB P-Floats-PT 093 Series 2005 (FSA) (Svenska Handelsbanken SPA) (F1+)(b)
5,000,000	4.00	07/06/2006	5,000,000
Georgia State GO VRDN P-Floats-PT 2227 Series 2004 (Merrill Lynch Capital Services SPA) (F1+) (b)
9,450,000	4.00	07/06/2006	9,450,000
Georgia State GO VRDN P-Floats-PT 2228 Series 2004 (Merrill Lynch Capital Services SPA) (F1+) (b)
4,090,000	4.00	07/06/2006	4,090,000
Gwinnett County VRDN RB Water & Sewer Authority (Landesbank Hessen-Thueringen SPA) (A-1+/ VMIG1)
5,050,000	3.95	07/05/2006	5,050,000
Private Colleges & University Authority VRDN RB for Emory University Series 2005 B-1 (A-1+/ VMIG1)(a)
19,000,000	3.93	07/06/2006	19,000,000
Savannah Economic Development Authority VRDN PCRB Refunding for Savannah Electric & Power Project Series 1993 (A-1/ VMIG1)
1,300,000	4.07	07/03/2006	1,300,000

			$70,075,000

Idaho—0.1%
Idaho State TANS Series 2006 (SP-1+/ MIG1)(a)
$2,000,000	4.50%	06/29/2007	$2,015,180

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

ILA Tax-Exempt Diversified Portfolio (continued)
June 30, 2006 (Unaudited)

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Illinois—13.2%
Chicago Board of Education GO VRDN Merlots Series 2005 A-15 (AMBAC) (Bank of New York SPA) (VMIG1)(b)
$2,980,000	4.01%	07/05/2006	$2,980,000
Chicago GO VRDN Metropolitan Water Reclamation District ROCS RR II R 6077 (Citibank N.A) (VMIG1) (b)
4,945,000	4.01	07/06/2006	4,945,000
Chicago GO VRDN UBS Municipal CRVS Floaters 2006-1 (FSA) (Landesbank Hessen-Thueringen LOC) (A-1) (b)
4,300,000	4.01	07/06/2006	4,300,000
Chicago GO VRDN Series 2002 B (FGIC) (Landesbank-Baden Wurttemberg SPA) (A-1+/ VMIG1)
6,000,000	3.98	07/06/2006	6,000,000
Chicago VRDN Merlots Series 2003 A43 (AMBAC) (Wachovia Bank N.A. SPA) (VMIG1)(b)
6,995,000	4.01	07/05/2006	6,995,000
Cook County GO VRDN Capital Improvement Series 2002 B (Landesbank Hessen-Thueringen SPA) (A-1+/ VMIG1)
88,000,000	3.98	07/05/2006	88,000,000
Cook County GO VRDN Capital Improvement Series 2004 E (Depfa Bank PLC SPA) (A-1+/ VMIG1)
10,100,000	4.01	07/06/2006	10,100,000
Cook County GO VRDN P-Floats-PT 2574 Series 2005 (AMBAC) (Merrill Lynch Capital Services SPA) (A-1)(b)
4,840,000	4.01	07/06/2006	4,840,000
Cook County GO VRDN Putters Series 1313 (AMBAC) (JP Morgan Chase & Co.) (A-1+)(b)
4,720,000	4.01	07/06/2006	4,720,000
Cook County Munitops Certificate Trust GO VRDN Non-AMT Series 2004-47 (MBIA) (ABN AMRO Bank N.V. SPA) (VMIG1)(b)
4,000,000	4.02	07/06/2006	4,000,000
Evanston GO VRDN for Recreation Center Project Series 2000 C (Bank of America N.A. SPA) (VMIG1)
5,000,000	3.98	07/06/2006	5,000,000
Illinois Development Finance Authority VRDN RB for Bradley University Project Series 2002 (FGIC) (National City Bank SPA) (A-1)(a)
3,840,000	3.97	07/06/2006	3,840,000
Illinois Finance Authority VRDN RB for University of Chicago Series 2004 C (A-1+/ VMIG1)(a)
103,000	3.96	07/06/2006	103,000
Illinois Finance Authority VRDN RB ROCS RR-II-R 6015 Series 2004 (Citibank N.A. SPA) (A-1+)(b)
5,615,000	4.01	07/06/2006	5,615,000
Illinois Health Facilities Authority VDRN RB for Northwestern Memorial Hospital Series 2002 C (Westdeutsche Landesbank AG SPA) (A-1+/ VMIG1)
2,000,000	4.03	07/03/2006	2,000,000
Illinois Health Facilities Authority VRDN RB for Riverside Health System Series 2002 B (LaSalle Bank N.A. LOC) (A-1/ VMIG1)
4,400,000	4.00	07/06/2006	4,400,000
Illinois Health Facilities Authority VRDN RB for The Revolving Fund Pooled Finance Program Series 1985 C (JP Morgan Chase & Co. LOC) (A-1+/ VMIG1)
3,050,000	4.00	07/05/2006	3,050,000
Illinois Health Facilities Authority VRDN RB for The Revolving Fund Pooled Finance Program Series 1985 D (JP Morgan Chase & Co. LOC) (A-1+/ VMIG1)
12,175,000	4.00	07/05/2006	12,175,000
Illinois Health Facilities AuthorityVRDN RB for University of Chicago Hospitals (MBIA) (Bank One Illinois N.A. SPA) (A-1+/ VMIG1)
6,925,000	4.03	07/03/2006	6,925,000
Illinois Health System Evanston Hospital CP Series 1987 D (A-1+/VMIG1)
5,000,000	3.41	09/07/2006	5,000,000
Illinois Health System Evanston Hospital CP Series 1992 S-A (A-1+/VMIG1)
2,000,000	3.75	10/12/2006	2,000,000
Illinois Health System Evanston Hospital CP Series 1995 S-A (A-1+/VMIG1)
5,000,000	3.65	10/05/2006	5,000,000
Illinois Health System Evanston Hospital CP Series 2005 S-A (A-1+/VMIG1)
5,000,000	3.48	08/17/2006	5,000,000
Illinois State GO VRDN Eagle Tax-Exempt Trust Series 1996-C-1301 Class A (Citibank N.A. SPA) (A-1+)(b)
4,900,000	4.02	07/06/2006	4,900,000
Illinois State GO VRDN P-Floats-PT 1832 Series 2003 (FSA) (Merrill Lynch Capital Services SPA) (F1+)(b)
4,190,000	4.01	07/05/2006	4,190,000
Illinois State GO VRDN P-Floats-PT 1882 Series 2003 (MBIA) (Merrill Lynch Capital Services SPA) (F1+)(b)
9,750,000	4.01	07/05/2006	9,750,000
Illinois State GO VRDN ROCS-RR-II-R-1072 (Citibank N.A.) (F1+)(b)
4,800,000	4.01	07/06/2006	4,800,000
Illinois State GO VRDN ROCS-RR-II-R-6065 (Citibank N.A.) (F1+)(b)
4,400,000	4.01	07/06/2006	4,400,000
Illinois State GO VRDN Series 2003 B (Depfa Bank PLC SPA) (A-1+/ VMIG1)
27,700,000	4.01	07/06/2006	27,700,000
Illinois State Sales Tax Revenue P-Floats-PT 1929 Series 2003 (Merrill Lynch Capital Services SPA) (F1+)(b)
3,940,000	4.01	07/06/2006	3,940,000
Illinois State Toll Highway Authority VRDN RB Putters Series 2005 1014 (FSA) (JP Morgan Chase & Co. SPA) (A-1+)(b)
6,965,000	4.01	07/06/2006	6,965,000
Illinois State Toll Highway AuthorityVRDN RB Putters Series 1354 (FSA) (JP Morgan Chase & Co.) (A-1+)(b)
6,700,000	4.01	07/06/2006	6,700,000

The accompanying notes are an integral part of these financial statements.

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Illinois (continued)
Illinois State Toll Highway Priority VRDN RB Refunding Series 1993 B (MBIA) (Societe Generale LOC) (A-1+/ VMIG1)
$6,200,000	3.95%	07/05/2006	$6,200,000
Regional Transportation Authority GO VRDN P-Floats-PT 2394 Series 2004 (FGIC) (Dexia Credit Local SPA) (A-1)(b)
3,975,000	4.00	07/06/2006	3,975,000
Regional Transportation Authority VRDN RB Stars Certificates Series 2005 119 (AMBAC) (BNP Paribas SPA) (VMIG1)(b)
9,390,000	3.91	07/06/2006	9,390,000
Schaumburg GO VRDN Eagle Tax-Exempt Trust Series 2004-0045 Class A (FGIC) (Citibank Global Markets SPA) (A-1+)(b)
6,000,000	4.02	07/06/2006	6,000,000
Schaumburg GO VRDN Series 1346 (FGIC) (Morgan Stanley Municipal Products) (VMIG1)(b)
4,925,000	4.01	07/06/2006	4,925,000
Will County Forest Preservation District VRDN RB P-Floats-PT 3048 Series 2006 (MBIA) (Merrill Lynch Capital Services SPA) (F1+)(b)
5,315,000	4.01	07/06/2006	5,315,000

			$306,138,000

Indiana—1.8%
ABN AMRO Munitops VRDN RB Non-AMT Trust Certificates (Indiana Bond Bank for Special Program Columbus Learning) Series 2003-21 (MBIA) (ABN AMRO Bank N.V. SPA) (F1+)(b)
$5,000,000	4.02%	07/06/2006	$5,000,000
Indiana TFA Highway VRDN RB P-Floats-PT 2245 Series 2004 (FGIC) (Merrill Lynch Capital Services SPA) (F1+)(b)
5,155,000	4.01	07/06/2006	5,155,000
Indiana TFA Highway VRDN RB P-Floats-PT 2296 Series 2004 (FGIC) (Merrill Lynch Capital Services SPA) (F1+)(b)
5,315,000	4.01	07/06/2006	5,315,000
Indianapolis Local Public Improvement Bond Bank VRDN RB for Waterworks Project Series 2005 G3 (MBIA) (Depfa Bank PLC SPA) (A-1+)
12,000,000	3.97	07/06/2006	12,000,000
Noblesville VRDN RB for Multi-School Building Corp. P-Floats-PT 2612 Series 2005 (FGIC) (Merrill Lynch Capital Services SPA) (F1+)(b)
5,210,000	4.01	07/06/2006	5,210,000
Wayne Township VRDN RB for School Building Corp. P-Floats-PT 2016 Series 2003 (FGIC) (Merrill Lynch Capital Services SPA) (A-1)(b)
5,210,000	4.01	07/06/2006	5,210,000
Wayne Township VRDN RB for School Building Corp. Series 2006 (FGIC) (U.S. Bank N.A. SPA) (A-1+) (b)
4,500,000	4.00	07/06/2006	4,500,000

			$42,390,000

Iowa—1.1%
Chillicothe City VRDN PCRB Refunding for Midwest Power Systems, Inc. Series 1993 A (A-1/ VMIG1)
$900,000	4.08%	07/05/2006	$900,000
Iowa Higher Education Loan Authority VRDN RB for Grinnell Private College Facility(VMIG1)
12,500,000	3.97	07/06/2006	12,500,000
Salix City VRDN PCRB for Midwest Power Systems, Inc. Project Series 1993 (A-1/ VMIG1)
12,695,000	4.08	07/05/2006	12,695,000

			$26,095,000

Kansas—1.4%
ABN AMRO Munitops VRDN RB Non-AMT Trust Certificates Series 2004-42 (FSA) (ABN AMRO Bank N.V. SPA) (F1+)(b)
$5,000,000	4.01%	07/06/2006	$5,000,000
Kansas State Department of Highway Transportation VRDN RB Series 2000 C-2 (Kansas State Pooled Money Investment Board) (A-1+/ VMIG1)
12,000,000	3.97	07/05/2006	12,000,000
Kansas State Development Finance Authority VRDN RB for Sisters of Charity Series 2006 D (JP Morgan Chase & Co. SPA) (A-1+/ VMIG1)
16,000,000	4.03	07/03/2006	16,000,000

			$33,000,000

Kentucky—2.5%
Kentucky Asset/ Liability Commission General Funding TRANS Series 2006 (SP-1+/ MIG1)(a)
$2,500,000	4.50%	06/28/2007	$2,519,025
Kentucky Public Energy Authority VRDN RB Gas Supply Series 2006 A (Societe Generale SPA) (A-1+/ VMIG1)
39,400,000	4.06	07/03/2006	39,400,000
Louisville & Jefferson County COPS Eagle Tax-Exempt Trust Series 2001-1701 Class A (MBIA) (Citibank N.A. SPA) (A-1+)(b)
2,500,000	4.02	07/06/2006	2,500,000
Louisville & Jefferson County Metropolitan Sewer District & Drain Systems VRDN RB Eagle Series 2006-53 Class A (FGIC) (Citibank N.A. SPA) (A-1+)(b)
14,000,000	4.02	07/06/2006	14,000,000

			$58,419,025

Louisiana—1.3%
Louisiana Offshore Terminal Authority Deepwater Port VRDN RB Refunding for First Stage A Loop LLC Series 1992 (SunTrust Bank LOC) (A-1+/ VMIG1)
$5,000,000	3.99%	07/05/2006	$5,000,000
Louisiana Public Facilities Authority VRDN RB for Christus Health Series 2005 Subseries C-1 (AMBAC) (Wachovia Bank N.A. SPA) (A-1+/ VMIG1)
15,000,000	3.96	07/05/2006	15,000,000

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

ILA Tax-Exempt Diversified Portfolio (continued)
June 30, 2006 (Unaudited)

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Louisiana (continued)
Louisiana Public Facilities Authority VRDN RB for Christus Health Series 2005 Subseries C-2 (AMBAC) (Bank of Nova Scotia SPA) (A-1+/ VMIG1)(a)
$10,700,000	3.96%	07/05/2006	$10,700,000

			$30,700,000

Maryland—0.2%
John Hopkins University Health System CP Series 2005 (SunTrust Bank SPA) (A-1+/P-1)
$4,000,000	3.70%	07/21/2006	$4,000,000

Massachusetts—4.1%
Eclipse Funding Trust VRDN RB for Massassachusetts State School Building Solar Eclipse Series 2005-0003 (FSA) (U.S. Bank N.A. SPA) (A-1+)(b)
$16,335,000	3.99%	07/06/2006	$16,335,000
Massachusetts Bay Transportation Authority Sales Tax VRDN RB Eagle Series 2005-787 Class A (MBIA) (Citibank N.A. SPA) (A-1+)(b)
9,900,000	4.02	07/06/2006	9,900,000
Massachusetts Bay Transportation Authority Sales Tax VRDN RB Eagle Series 2006-37 Class A (Citibank N.A. SPA) (A-1+)(a)(b)
8,800,000	4.02	07/06/2006	8,800,000
Massachusetts Bay Transportation Authority VRDN TRANS Merlot Series 2004 B (Wachovia Bank N.A. SPA) (A-1+)(b)
25,000	4.00	07/05/2006	25,000
Massachusetts Development Finance Agency VRDN RB for Macon Certificates Trust Series 2006 P (AMBAC) (Bank of America N.A. SPA) (A-1+)(b)
6,930,000	4.00	07/06/2006	6,930,000
Massachusetts Development Finance Agency VRDN RB Refunding for Phillips Academy (Bank of New York SPA)(A-1+/ VMIG1)
14,800,000	3.97	07/06/2006	14,800,000
Massachusetts Port Authority VRDN RB Transportation Receipts-SGB Series 2005 59-A-1 (AMBAC) (Societe Generale SPA) (A-1+)(b)
5,450,000	4.01	07/06/2006	5,450,000
Massachusetts State College Building Authority Project VRDN RB P-Floats-PT 2603 (FGIC) (Merrill Lynch Capital Services SPA) (F1+)(b)
5,270,000	3.99	07/06/2006	5,270,000
Massachusetts State GO VRDN Series 1998 B (Depfa Bank PLC SPA) (A-1+/ VMIG1)(a)
15,000,000	3.94	07/06/2006	15,000,000
Massachusetts Water Resources Authority CP Series 1999 (State Street Bank LOC) (A-1+/P-1)
6,000,000	3.60	07/20/2006	6,000,000
Massachusetts Water Resources Authority VRDN RB Eagle Series 2006-68 Class A (Citibank N.A. SPA) (A-1+)(b)
7,565,000	4.02	07/06/2006	7,565,000

			$96,075,000

Michigan—3.2%
Detroit City School District GO VRDN for Macon Trust Certificates Series 2006 J (FSA) (Bank of America N.A. SPA) (VMIG1)(b)
$3,580,000	3.99%	07/06/2006	$3,580,000
Detroit City School District GO VRDN P-Floats-PT 2158 Series 2004 (FGIC) (Merrill Lynch Capital Services SPA) (F1+)(b)
5,435,000	4.00	07/06/2006	5,435,000
Detroit Sewage Disposal VRDN RB Floaters Series 1182 (FGIC) (Cooperative Centrale Raiffeisen-Boerenleenbank SPA) (A-1)(b)
6,135,000	4.01	07/06/2006	6,135,000
Michigan State Building Authority RB P-Floats-PT 398 Series 2000 (BNP Paribas SPA) (A-1+)(c)
13,205,000	2.95	07/20/2006	13,205,000
Michigan State Building Authority VRDN RB for Multi-Modal Facilities Program II Series 2005 A (Depfa Bank PLC LOC) (A-1+/ VMIG1)
20,000,000	3.98	07/06/2006	20,000,000
Michigan State Hospital Finance Authority VRDN RB for Ascension Health Credit Series 1999 B (A-1+)
5,300,000	3.95	07/05/2006	5,300,000
Michigan State Hospital Finance Authority VRDN RB for Ascension Health Credit Series 1999 B (A-1+)(a)
15,000,000	3.95	07/05/2006	15,000,000
Michigan State Hospital Finance Authority VRDN RB for Henry Ford Health Series 2006 C (Charter One SPA) (A-1+/ VMIG1)
5,600,000	4.00	07/05/2006	5,600,000

			$74,255,000

Minnesota—0.7%
University of Minnesota VRDN RB Series 1999 A (Landesbank Hessen-Thueringen SPA) (A-1/ VMIG1)
$16,950,000	3.95%	07/05/2006	$16,950,000

Mississippi—1.7%
Mississippi State GO VRDN for Capital Improvements Series 2003 E (Dexia Credit Local SPA) (A-1+/ VMIG1)
$34,755,000	3.98%	07/05/2006	$34,755,000
Mississippi State GO VRDN Merlots Series 2003 B08 (FSA) (Wachovia Bank N.A. SPA) (VMIG1)(b)
4,975,000	4.01	07/05/2006	4,975,000

			$39,730,000

The accompanying notes are an integral part of these financial statements.

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Missouri—1.6%
Kansas City IDA VRDN RB for Kansas City Downtown Redevelopment Series 2005 A (AMBAC) (Depfa Bank PLC SPA) (A-1+/ VMIG1)
$11,000,000	3.99%	07/05/2006	$11,000,000
Missouri State Health & Educational Facilities Authority VRDN RB for Floaters Series 2005 1049 (Morgan Stanley SPA) (VMIG1)(b)
4,989,500	4.01	07/06/2006	4,989,500
Missouri State Health & Educational Facilities Authority VRDN RB for SSM Health Care Series 2005 C-2 (FGIC) (Bank of New York SPA) (A-1+)
6,000,000	3.95	07/05/2006	6,000,000
Missouri State Health & Educational Facilities Authority VRDN RB for SSM Health Care Series 2005 C-5 (FGIC) (U.S. Bank N.A. SPA) (A-1+)
13,800,000	3.99	07/05/2006	13,800,000
University of Missouri VRDN RB for Systems Facilities Series 2000 B (A-1+/ VMIG1)
1,800,000	4.00	07/03/2006	1,800,000

			$37,589,500

Nebraska—0.2%
Omaha GO VRDN Eagle Tax-Exempt Trust Series 2004-011 Class A (Citibank N.A. SPA) (A-1+)(b)
$4,000,000	4.02%	07/06/2006	$4,000,000

Nevada—1.6%
Clark County Airport VRDN RB Sub Lien Series 2001 C (FGIC) (Landesbank Baden-Wurttemburg SPA) (A-1+/ VMIG1)
$4,560,000	3.96%	07/05/2006	$4,560,000
Clark County Airport VRDN RB Sub Lien Series 2005 D-1 (FGIC) (Bayerische Landesbank and Landesbank-Baden Wurttemberg SPA) (A-1+/ VMIG1)(a)
7,000,000	3.97	07/05/2006	7,000,000
Clark County Airport VRDN RB Sub Lien Series 2005 D-1 (FGIC) (Bayerische Landesbank and Landesbank-Baden Wurttemberg SPA) (A-1+/ VMIG1)
4,000,000	3.97	07/05/2006	4,000,000
Clark County GO VRDN P-Floats-PT 3380 Series 2006 (FSA) (Dexia Credit Local SPA) (F1+)(b)
3,495,000	3.96	07/06/2006	3,495,000
Clark County VRDN Eagle Tax-Exempt Trust Series 2000-2801 Class A (Citibank N.A. SPA) (A-1+) (b)
6,920,000	4.02	07/06/2006	6,920,000
Las Vegas Valley Water CP (BNP Paribas and Lloyds Bank SPA) (A-1+/P-1)
5,700,000	3.46	08/01/2006	5,700,000
Nevada System of Higher Education VRDN RB Putters Series 2005-1134 (AMBAC) (JP Morgan Chase & Co.) (VMIG1)(b)
5,300,000	4.01	07/06/2006	5,300,000

			$36,975,000

New Hampshire—0.3%
New Hampshire Health & Educational Facilities Authority VRDN RB for Phillips Exeter Academy Series 2003 (Northern Trust SPA) (A-1+/ VMIG1)
$6,000,000	3.97%	07/06/2006	$6,000,000

New Jersey—1.1%
New Jersey State Transportation Trust Fund Authority VRDN RB Merlots Series 2002 A05 (FSA) (Wachovia Bank N.A. SPA) (VMIG1)(b)
$5,235,000	4.00%	07/05/2006	$5,235,000
New Jersey State Transportation Trust Fund Authority VRDN RB Merlots Series 2006 B-03 (MBIA) (Wachovia Bank N.A. SPA) (A-1+)(a)(b)
10,000,000	4.00	07/05/2006	10,000,000
New Jersey State Transportation Trust Fund Authority VRDN RB Putters Series 1144 (FSA) (JP Morgan Chase & Co. SPA) (VMIG1)(b)
9,975,000	4.01	07/05/2006	9,975,000

			$25,210,000

New Mexico—1.1%
Albuquerque VRDN RB Refunding for Affordable Housing Projects Series 2000 (MBIA) (Bank of America N.A. SPA) (A-1+/ VMIG1)(a)
$5,205,000	3.97%	07/05/2006	$5,205,000
Bernalillo County Gross Tax Receipts VRDN RB P-Floats-PT 2202 Series 2004 (MBIA-IBC) (Merrill Lynch Capital Services SPA) (F1+)(b)
5,400,000	4.01	07/06/2006	5,400,000
Farmington VRDN PCRB Refunding for Arizona Public Service Co. Series 1994 A (Barclays Bank PLC LOC) (A-1+/ P-1)
11,600,000	4.05	07/03/2006	11,600,000
New Mexico State University VRDN RB P-Floats-PT 2342 Series 2004 (AMBAC) (Merrill Lynch Capital Services SPA) (A-1)(b)
3,960,000	4.01	07/06/2006	3,960,000

			$26,165,000

New York—3.6%
ABN AMRO Munitops Certificates VRDN RB Non-AMT Series 2004-46 (FSA) (ABN AMRO Bank N.V. SPA) (VMIG1)(b)
$7,000,000	4.00%	07/06/2006	$7,000,000

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

ILA Tax-Exempt Diversified Portfolio (continued)
June 30, 2006 (Unaudited)

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

New York (continued)
Metropolitan Transportation Authority VRDB RB P-Floats-PT 2997 Series 2005 (AMBAC) (Merrill Lynch Capital Services SPA) (A-1)(b)
$5,320,000	4.00%	07/06/2006	$5,320,000
New York City Municipal Finance Authority Water and Sewer Systems VRDN RB Series 1352 (Morgan Stanley Municipal Products) (VMIG1)(b)
4,000,000	3.99	07/06/2006	4,000,000
New York City Municipal Water Finance Authority Water and Sewer System VRDN RB P-Floats-PA 1327 Series 2005 (Merrill Lynch Capital Services SPA) (VMIG1)(b)
9,800,000	4.00	07/06/2006	9,800,000
New York City Municipal Water Finance Authority Water and Sewer System VRDN RB P-Floats-PT 3385 Series 2006 (Merrill Lynch Capital Services SPA) (F1+)(b)
6,325,000	4.00	07/06/2006	6,325,000
New York City Municipal Water Finance Authority Water and Sewer Systems VRDN RB ROCS RR-II-R 531 Series 2006 (Citibank N.A. SPA) (A-1+)(a)(b)
10,000,000	4.01	07/06/2006	10,000,000
New York GO VRDN Spears Series DB-198 (FGIC-TCRS) (Deutsche Bank A.G.) (F1+)(b)
4,460,000	3.99	07/06/2006	4,460,000
New York State Dormitory Authority VRDN RB Eagle Series 2006-47 Class A (Citibank N.A. SPA) (A-1+)(b)
15,000,000	4.02	07/06/2006	15,000,000
New York State Environmental Facilities Corp. VRDN RB for Clean Water & Drinking Series 2005-1121 (Morgan Stanley SPA) (F1+)(b)
4,976,000	3.99	07/06/2006	4,976,000
New York State Housing Finance Agency VRDN RB for Historic Front Street Housing Series 2003 A (Bank of New York LOC) (VMIG1)
3,700,000	3.94	07/06/2006	3,700,000
New York State Urban Development Corp. VRDN RB Series 2003 SG-164 (FGIC) (Societe Generale SPA) (A-1+)(b)
5,000,000	3.99	07/06/2006	5,000,000
Triborough Bridge & Tunnel Authority VRDN RB Refunding Series 2005 B-1 (Depfa Bank PLC SPA) (A-1+/ VMIG1)(a)
8,000,000	3.95	07/06/2006	8,000,000

			$83,581,000

North Carolina—4.9%
Greensboro Enterprise System VRDN RB Series 2005 B (Bank of America N.A. SPA) (A-1+/ VMIG1)
$4,795,000	4.00%	07/06/2006	$4,795,000
Guilford County GO VRDN Series 2005 B (Wachovia Bank N.A. SPA) (A-1+/ VMIG1)
8,705,000	4.00	07/06/2006	8,705,000
North Carolina Medical Care Commission VRDN RB for Duke University Hospital Series 1985 B (Wachovia Bank N.A. SPA) (A-1+/ VMIG1)
17,000,000	3.93	07/06/2006	17,000,000
North Carolina Medical Care Commission VRDN RB for Northeast Medical Center Project Series 2006 A (Wachovia Bank N.A. SPA) (A-1+/ VMIG1)
5,000,000	4.00	07/05/2006	5,000,000
North Carolina Medical Care Community Health Care Facilities VRDN RB for Duke University Health System Series 2005 C (SunTrust Bank SPA) (A-1+/ VMIG1)(a)
$10,300,000	3.95%	07/05/2006	$10,300,000
North Carolina Medical Care Community Health Care Facilities VRDN RB for Novant Health Group Series 2004 A (JP Morgan Chase & Co. SPA) (A-1+/ VMIG1)
14,650,000	3.97	07/05/2006	14,650,000
Raleigh VRDN COPS for Downtown Improvement Project Series 2005 B (Depfa Bank PLC SPA) (A-1+/ VMIG1)
3,900,000	3.96	07/05/2006	3,900,000
University of North Carolina for Chapel Hill Hospital VRDN RB Refunding Series 2003 A (Bank of America N.A. SPA) (A-1+/ VMIG1)
12,330,000	4.00	07/06/2006	12,330,000
University of North Carolina VRDN RB Eagle Tax-Exempt Trust Series 2005-3014 Class A (Citibank N.A. SPA) (A-1+)(b)
5,000,000	4.02	07/06/2006	5,000,000
University of North Carolina VRDN RB Series 2006-1287 (Morgan Stanley SPA) (A-1)(b)
3,000,000	4.01	07/06/2006	3,000,000
Wake County GO VRDN for Public Improvements Series 2003 B (Lloyds TSB Bank PLC SPA) (A-1+/ VMIG1)
7,500,000	3.96	07/06/2006	7,500,000
Wake County GO VRDN Series 2004 B (Landesbank Hessen-Thueringen SPA) (A-1+/ VMIG1)
5,000,000	3.95	07/06/2006	5,000,000
Wilmington GO VRDN Refunding Series 2002 (Wachovia Bank N.A. SPA) (A-1+/ VMIG1)(a)
12,385,000	3.95	07/05/2006	12,385,000
Wilmington GO VRDN Series 2002 (Wachovia Bank N.A. SPA) (A-1+/ VMIG1)
4,825,000	3.95	07/05/2006	4,825,000

			$114,390,000

Ohio—0.2%
Cleveland-Cuyahoga County Port Authority Cultural Facilities VRDN RB for Museum of Art Project Series 2005 B (JP Morgan Chase & Co. SPA) (A-1+)
$5,000,000	3.97%	07/06/2006	$5,000,000

The accompanying notes are an integral part of these financial statements.

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Oklahoma—0.0%
Payne County Economic Development Authority Student Housing VRDN RB for Osuf Phase III Project Series 2002 (AMBAC) (Dexia Credit Local SPA) (VMIG1)
$185,000	3.99%	07/06/2006	$185,000

Oregon—1.7%
Oregon State GO VRDN Veteran’s Welfare Series 1985 73-H (Bayerische Landesbank SPA) (A-1+/ VMIG1)
$40,000,000	3.98%	07/05/2006	$40,000,000

Pennsylvania—5.9%
ABN AMRO Munitops Certificates Trust VRDN RB Non-AMT Series 2004-9 (AMBAC) (ABN AMRO Bank N.V. SPA) (VMIG1)(b)
$2,000,000	4.01%	07/06/2006	$2,000,000
Allegheny County Hospital Development Authority VRDN RB for Health Center Presbyterian University Health Systems Series 1990 A (MBIA) (JP Morgan Chase & Co. SPA) (A-1+/ VMIG1)
7,875,000	4.00	07/06/2006	7,875,000
Delaware Valley Regional Finance Authority Local Government VRDN Eagle Tax Exempt Trust Series 2004-0026 Class A (AMBAC) (Citibank N.A. SPA) (A-1+)(b)
5,490,000	4.02	07/06/2006	5,490,000
Delaware Valley Regional Finance Authority Local Government VRDN RB Series 1985 B (National Australia Bank LOC) (A-1+/ VMIG1)
11,900,000	3.97	07/05/2006	11,900,000
Delaware Valley Regional Finance Authority Local Government VRDN RB Series 1985 C (National Australia Bank LOC) (A-1+/ VMIG1)
13,100,000	3.97	07/05/2006	13,100,000
Delaware Valley Regional Finance Authority Local Government VRDN RB Series 1986 (National Australia Bank LOC) (A-1+/ VMIG1)
36,350,000	3.97	07/05/2006	36,350,000
Delaware Valley VRDN RB Regional Financial Authority Local Government P-Floats-PT 936 (Banque Nationale Paris SPA) (A-1+)(b)
3,495,000	3.25	07/06/2006	3,495,000
North Penn Water Authority VRDN RB Series 2005 (FGIC) (Depfa Bank PLC SPA) (VMIG1)
7,000,000	3.99	07/05/2006	7,000,000
Pennsylvania GO VRDN Merlots Series 2004 B-15 (FSA) (Wachovia Bank N.A. SPA) (A-1+)(b)
4,985,000	4.01	07/05/2006	4,985,000
Pennsylvania Turnpike Commission VRDN RB Series 2006 B (AMBAC) (JP Morgan Chase & Co. SPA) (A-1+/ VMIG1)
5,000,000	3.96	07/06/2006	5,000,000
Pennsylvania Turnpike Commission VRDN RB Series 2006 C (AMBAC) (JP Morgan Chase & Co. SPA) (A-1+/ VMIG1)
10,000,000	3.97	07/06/2006	10,000,000
St. Mary’s Hospital Authority VRDN RB for Catholic Health Series 2004 C (A-1+/ VMIG1)
30,000,000	4.00	07/05/2006	30,000,000

			$137,195,000

South Carolina—1.4%
Berkeley County Water and Sewer VRDN RB Refunding Series 2006 A (XCLA) (Bank of America N.A. SPA) (A-1+)
$2,970,000	4.00%	07/06/2006	$2,970,000
Charleston Waterworks & Sewer VRDN RB for Capital Improvements Series 2006 B (Wachovia Bank N.A. SPA) (A-1+)
5,000,000	4.00	07/06/2006	5,000,000
South Carolina Public Service Authority Santee Cooper CP (Dexia Credit Local/ BNP Paribas LOC) (A-1+/P-1)
5,000,000	3.52	07/24/2006	5,000,000
South Carolina Public Service Authority VRDN RB Eagle Tax-Exempt Trust Series 2004-0017 Class A (AMBAC) (Citibank N.A. SPA) (A-1+)(b)
5,000,000	4.02	07/06/2006	5,000,000
South Carolina VRDN RB Transportation Infrastructure Bank Eagle Tax-Exempt Trust Series 2001-4001 Class A (MBIA) (Citibank N.A. SPA) (A-1+)(a)(b)
6,760,000	4.02	07/06/2006	6,760,000
Western Carolina Regional Sewer Authority Sewer Systems VRDN RB Certificates Series 2005-29 Class A (FSA) (IXIS Municipal Products SPA) (A-1+)(a)(b)
7,590,000	4.00	07/06/2006	7,590,000

			$32,320,000

Tennessee—3.5%
Blount County Public Building Authority VRDN RB for Public Improvement Series 2005 D 3A (Depfa Bank PLC SPA) (A-1+/ VMIG1)
$1,800,000	4.04%	07/03/2006	$1,800,000
Chattanooga Health Educational & Housing Facilities Board VRDN RB Refunding for Catholic Health Series 2004 C (A-1+/ VMIG1)
11,600,000	4.00	07/05/2006	11,600,000
Memphis GO CP Series 2001 (Westdeutsche Landesbank AG SPA) (A-1+/P-1)
4,000,000	3.65	07/14/2006	4,000,000
6,000,000	3.63	08/09/2006	6,000,000
Memphis GO VRDN Series 2005-1018 (MBIA) (Morgan Stanley SPA) (F1+)(b)
5,622,500	3.96	07/06/2006	5,622,500
Metropolitan Government Nashville & Davidson County GO VRDN Series 2006 A (Depfa Bank PLC SPA) (A-1+/ VMIG1)(a)
15,000,000	3.97	07/06/2006	15,000,000

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

ILA Tax-Exempt Diversified Portfolio (continued)
June 30, 2006 (Unaudited)

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Tennessee (continued)
Metropolitan Government Nashville & Davidson County Health & Education Facilities Board VRDN RB Refunding for Vanderbilt University Series 2000 B (A-1+/ VMIG1)
$16,685,000	3.95%	07/06/2006	$16,685,000
Metropolitan Government Nashville & Davidson County Health & Education Facilities Board VRDN RB Refunding for Vanderbilt University Series 2003 A (A-1+/ VMIG1)(a)
7,565,000	3.95	07/06/2006	7,565,000
Sevier County Public Building Authority VRDN RB for Local Government Public Improvement Series 1999 III-F (AMBAC) (Landesbank Hessen-Thueringen SPA) (VMIG1)
12,900,000	4.00	07/06/2006	12,900,000

			$81,172,500

Texas—16.4%
Arlington Special Obligation VRDN RB for Dallas Cowboys Series 2005 B (MBIA) (Depfa Bank PLC SPA) (A-1+/ VMIG1)
$24,400,000	4.00%	07/06/2006	$24,400,000
Austin ISD Series A (Bank of America LOC) (A-1+/P-1)
9,000,000	3.55	07/20/2006	9,000,000
5,000,000	3.65	07/21/2006	5,000,000
Austin Water & Wastewater System VRDN RB Putters Series 1319 (MBIA) (JP Morgan Chase & Co. ) (A-1+)(b)
3,050,000	4.01	07/06/2006	3,050,000
City of Austin Water & Wastewater Systems VRDN RB Series 2006-1281 (AMBAC) (Morgan Stanley SPA) (A-1)(b)
5,000,000	4.01	07/06/2006	5,000,000
City of Garland GO CP Series 2002 (Depfa Bank PLC SPA) (A-1+)
5,000,000	3.65	08/04/2006	5,000,000
5,000,000	3.35	08/07/2006	5,000,000
4,000,000	3.52	08/07/2006	4,000,000
City of Houston CP (Dexia Credit Local and Landesbank Hessen-Thueringen SPA) (A-1+)
4,000,000	3.45	08/14/2006	4,000,000
City of Houston CP Series E (Bank of America N.A. SPA) (A-1+/P-1)
2,000,000	3.63	07/14/2006	2,000,000
4,000,000	3.45	07/18/2006	4,000,000
City of Houston CP Series D (Depfa Bank PLC SPA) (A-1+/P-1)
8,000,000	3.52	07/24/2006	8,000,000
City of Houston CP Series F (Depfa Bank PLC SPA) (A-1+/P-1)
2,500,000	3.48	07/14/2006	2,500,000
5,000,000	3.52	07/24/2006	5,000,000
1,500,000	3.65	08/03/2006	1,500,000
City of San Antonio Electric and Gas VRDN RB Putters Series 1121 (JP Morgan Chase & Co.) (A-1+)(b)
6,820,000	4.01	07/06/2006	6,820,000
City of San Antonio Water VRDN RB Eagle Series 2005-73010-A (MBIA) (Citibank N.A. SPA) (A-1+) (b)
10,000,000	4.02	07/06/2006	10,000,000
Cypress-Fairbanks GO VRDN Independent School District P-Floats-PT-3405 (PSF-GTD) (Merrill Lynch Capital Services SPA) (F1+)(b)
6,000,000	4.01	07/06/2006	6,000,000
Dallas Area Rapid Transit CP Series 2006 (Bayerische Landesbank, Landesbank Baden-Wurttemberg, State Street Bank and Westdeutsche Landesbank AG SPA) (A-1+/P-1)
6,000,000	3.35	08/07/2006	6,000,000
7,000,000	3.60	08/07/2006	7,000,000
3,500,000	3.70	08/10/2006	3,500,000
Eclipse Funding Trust GO VRDN Alamo Community College District (MBIA) (U.S. Bank N.A.) (A-1+) (b)
5,200,000	4.00	07/06/2006	5,200,000
Eclipse Funding Trust GO VRDN for Houston Independent School District Series 2006-0019 (FSA) (U.S. Bank N.A. SPA) (VMIG1)(b)
5,730,000	4.00	07/06/2006	5,730,000
Eclipse Funding Trust GO VRDN Solar Eclipse Keller Independent School District (PSF-GTD) (U.S. Bank N.A) (A-1+)(b)
5,000,000	4.00	07/06/2006	5,000,000
Harris County Health Facilities Development VRDN RB for The Methodist Health System Series 2006 A (A-1+)
7,500,000	3.60	07/03/2006	7,500,000
Harris County Health Facilities Development VRDN RB Refunding for St. Luke’s Episcopal Hospital Series 2001 B (JP Morgan Chase & Co., Bayerische Landesbank, Bank of America N.A. and Northern Trust Company SPA) (A-1+)
2,000,000	4.03	07/03/2006	2,000,000
Harris County Health Facilities Development VRDN RB Refunding for The Methodist Health System Series 2005 B (A-1+)(a)
43,835,000	4.15	07/03/2006	43,835,000
Harris County Metropolitan Transit Authority CP Series 2006 (Depfa Bank PLC LOC) (A-1+)
2,000,000	3.37	08/01/2006	2,000,000
4,000,000	3.47	08/01/2006	4,000,000
Houston Airport System CP Series 2005 (Dexia Credit Local LOC) (A-1+/P-1)
4,000,000	3.60	08/07/2006	4,000,000
Houston GO VRDN P-Floats-PT 3455 (MBIA) (Merrill Lynch Capital Services) (F1+)(b)
3,570,000	4.01	07/06/2006	3,570,000
Houston Independent School District GO VRDN Putters Series 1189 (PSF-GTD) (JP Morgan Chase & Co.) (VMIG1)(b)
4,840,000	4.01	07/06/2006	4,840,000
Houston Utilities System VRDN RB Eagle 20060078 Class A (Citibank N.A.) (A-1+) (MBIA LOC)(b)
17,650,000	4.02	07/06/2006	17,650,000

The accompanying notes are an integral part of these financial statements.

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Texas (continued)
Houston Utilities Systems Revenue VRDN RB Merlots Series 2004 B-17 (FGIC and MBIA) (Wachovia Bank N.A. SPA) (A-1+)(b)
$12,150,000	4.01%	07/05/2006	$12,150,000
Houston Water & Sewer CP Series A (Bayerische Landesbank, Dexia Credit Local, Landesbank Baden-Wurttemberg and Westdeutsche Landesbank AG SPA)
4,000,000	3.59	07/19/2006	4,000,000
3,000,000	3.60	08/07/2006	3,000,000
Jefferson County GO P-Floats-PT 1414 Series 2002 (FGIC) (Merrill Lynch Capital Services SPA) (A-1+)(b)
6,475,000	4.01	07/06/2006	6,475,000
Lewisville Independent School District GO VRDN P-Floats-PT 2089 Series 2004 (PSF-GTD) (Merrill Lynch Capital Services SPA) (F1+)(b)
5,595,000	4.01	07/06/2006	5,595,000
Mansfield Independent School District GO VRDN Putters Series 1332 (PSF-GTD) (JP Morgan Chase & Co.) (A-1+)(b)
4,315,000	4.01	07/06/2006	4,315,000
Mansfield Independent School District GO VRDN Spears Series 2005 DB-159 (PSF-GTD) (Deutsche Bank A.G. SPA) (F1+)(b)
5,625,000	4.00	07/06/2006	5,625,000
Mesquite Independent School District GO VRDN Putters Series 2005 1033 (PSF-GTD) (JP Morgan Chase & Co. SPA) (F1+)(b)
5,270,000	4.01	07/06/2006	5,270,000
North Texas Tollway Authority VRDN RB Dallas North Tollway Systems Series 2003 SG-167 (AMBAC) (Societe Generale SPA) (A-1+)(b)
4,000,000	4.00	07/06/2006	4,000,000
Pflugerville Independent School District GO VRDN P-Floats-PT 2763 Series 2005 (PSF-GTD) (Merrill Lynch Capital Services SPA) (A-1)(b)
5,730,000	4.01	07/06/2006	5,730,000
Plano Independent School District GO VRDN P-Floats-PT 2429 Series 2004 (PSF-GTD) (Merrill Lynch Capital Services SPA) (A-1)(b)
5,235,000	4.01	07/06/2006	5,235,000
San Antonio Electric & Gas Systems CP Series A (Bank of America N.A./ State Street Corp. SPA) (A-1+/P-1)
9,900,000	3.52	07/24/2006	9,900,000
2,700,000	3.60	08/07/2006	2,700,000
San Antonio Water System CP (Bank of America N.A. SPA) (A-1+/P-1)
4,000,000	3.45	07/18/2006	4,000,000
5,000,000	3.53	08/11/2006	5,000,000
Texas State GO VRDN for Mobility Fund Series 2005 B (Depfa Bank PLC SPA) (A-1+/ VMIG1)
40,925,000	3.97	07/05/2006	40,925,000
Texas State GO VRDN P-Floats-PT 3483 (Merrill Lynch Capital Services SPA) (F1+)(b)
6,800,000	4.01	07/06/2006	6,800,000
Texas State Public Finance Authority CP Series 2002 (A-1+/P-1)
4,500,000	3.45	07/18/2006	4,500,000
Texas State Transportation Commission VRDN RB Putters Series 1297 (JP Morgan Chase & Co.) (A-1+)(b)
6,125,000	4.01	07/06/2006	6,125,000
Texas State Transportation Commission VRDN RB Putters Series 1330 (JP Morgan Chase & Co.) (A-1+)(b)
3,580,000	4.01	07/06/2006	3,580,000
West Side Calhoun County Development Corp. VRDN RB for Sohio Chemical Corp. Project Series 1985 (A-1+)
5,000,000	4.03	07/03/2006	5,000,000

			$382,020,000

Utah—6.5%
Central Water Conservancy District GO VRDN Refunding for Tender Option Series 1998 E (AMBAC) (Landesbank Hessen-Thueringen SPA) (A-1+/ VMIG1)
$13,500,000	3.97%	07/05/2006	$13,500,000
Central Water Conservancy District GO VRDN Refunding for Tender Option Series 1998 F (AMBAC) (Landesbank Hessen-Thueringen SPA) (A-1+/ VMIG1)
9,975,000	3.97	07/05/2006	9,975,000
Central Water Conservancy District GO VRDN Refunding Series 2002 A (AMBAC) (Landesbank Hessen-Thueringen SPA) (VMIG1)
4,850,000	3.97	07/05/2006	4,850,000
Central Water Conservancy District GO VRDN Refunding Series 2004 C (AMBAC) (Landesbank Hessen-Thueringen SPA) (VMIG1)
10,000,000	3.97	07/05/2006	10,000,000
Murray City Hospital VRDN RB for IHC Health Services, Inc. Series 2003 A (A-1+)
24,600,000	3.98	07/06/2006	24,600,000
Murray City Hospital VRDN RB for IHC Health Services, Inc. Series 2005 A (JP Morgan Chase Bank SPA) (A-1+/ VMIG1)
11,000,000	4.03	07/03/2006	11,000,000
Orem Water & Storm Sewer VRDN RB ROCS RR-II-R 7506 Series 2005 (MBIA) (Citibank N.A. SPA) (A-1+)(b)
6,250,000	4.01	07/06/2006	6,250,000
Salt Lake County Sales Tax Revenue VRDN RB P-Floats-PT 2921 Series 2005 (Merrill Lynch Capital Services SPA) (A-1)(b)
5,945,000	4.01	07/06/2006	5,945,000
Utah County Hospital VRDN RB for IHC Health Services, Inc. Series 2002 C (Westdeutsche Landesbank AG SPA) (A-1+/ VMIG1)
13,700,000	4.00	07/06/2006	13,700,000
Utah Transit Authority Sales Tax Revenue VRDN RB Floaters Series 1197 (FSA) (Morgan Stanley SPA) (A-1)(b)
20,000,000	4.01	07/06/2006	20,000,000

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

ILA Tax-Exempt Diversified Portfolio (continued)
June 30, 2006 (Unaudited)

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Utah (continued)
Utah Transit Authority Sales Tax Revenue VRDN RB P-Floats-PT 3087 Series 2005 (FSA) (Dexia Credit Local SPA) (A-1+)(b)
$4,970,000	4.00%	07/06/2006	$4,970,000
Utah Transit Authority Sales Tax Revenue VRDN RB Putters Series 2005-1107 (FSA) (JP Morgan Chase & Co. SPA) (VMIG1)(b)
4,980,000	3.96	07/06/2006	4,980,000
Utah Water Finance Agency VRDN RB for Tender Options Series 2005 A-11 (AMBAC) (JP Morgan Chase & Co. SPA) (VMIG1)
4,000,000	4.02	07/05/2006	4,000,000
Utah Water Finance Agency VRDN RB for Tender Option Series 2006 A-15 (AMBAC) (JP Morgan Chase & Co. SPA)) (VMIG1)
5,000,000	4.01	07/05/2006	5,000,000
Utah Water Finance Agency VRDN RB for Tender Options Series 2005 A-12 (AMBAC) (JP Morgan Chase & Co. SPA) (VMIG1)
4,000,000	4.01	07/05/2006	4,000,000
Utah Water Finance Agency VRDN RB Series 2002 A-1 (AMBAC) (JP Morgan Chase & Co. SPA) (VMIG1)
2,975,000	4.01	07/05/2006	2,975,000
Utah Water Finance Agency VRDN RB Series 2004 A-9 (AMBAC) (JP Morgan Chase & Co. SPA) (VMIG1)
5,000,000	4.02	07/05/2006	5,000,000

			$150,745,000

Virginia—0.5%
Virginia College Building Authority Educational Facilities VRDN RB for University of Richmond Project Series 2004 (SunTrust Bank SPA) (VMIG1)
$5,000,000	3.99%	07/05/2006	$5,000,000
Virginia State Public School Authority VRDB RB Certificates Series 2005-26 Class A (IXIS Municipal Products SPA) (A-1+)(a)(b)
5,480,000	4.01	07/06/2006	5,480,000

			$10,480,000

Washington—7.1%
Chelan County Public Utility District Number 001 Conservancy VRDN RB P-Floats-PT 950 Series 2004 (FGIC) (Merrill Lynch Capital Services SPA) (F1+)(b)
$5,000,000	4.01%	07/06/2006	$5,000,000
Clark County GO VRDN School District No. 119 Battleground Spears DB-148 (FSA) (Deutsche Bank A.G.) (F1+)(b)
5,415,000	3.98	07/06/2006	5,415,000
Energy Northwest Electric VRDN RB Refunding for Project No. 3 Series 2003 E (JP Morgan Chase & Co. LOC) (A-1+/ VMIG1)
30,000,000	3.98	07/05/2006	30,000,000
Energy Northwest Electric VRDN RB ROCS RR-II-R-6063 Series 2006 (Citibank N.A.) (VMIG1)(b)
4,000,000	4.01	07/06/2006	4,000,000
Grant County Public Utility District VRDN Eagle Tax-Exempt Trust Series 2001-4702 Class A (FSA) (Citibank N.A. SPA) (A-1+)(b)
4,000,000	4.02	07/06/2006	4,000,000
King County School District No. 401 Highline Public Schools GO VRDN ROCS RR-II-R 2151 Series 2004 (FGIC) (Citigroup Global Markets SPA) (A-1+)(b)
5,275,000	4.01	07/06/2006	5,275,000
King County Sewer VRDN RB P-Floats-PT 3466 (FSA) (Merrill Lynch Capital Services) (F1+)(b)
4,000,000	4.01	07/06/2006	4,000,000
King County Water & Sewer Systems CP Series 2005 A (Bayerische Landesbank SPA) (A-1+/P-1)
6,000,000	3.45	07/18/2006	6,000,000
4,000,000	3.52	07/24/2006	4,000,000
Pierce County School District No. 10 Series 2006 (FSA) (Merrill Lynch Capital Services SPA) (VMIG1)(b)
5,290,000	4.01	07/06/2006	5,290,000
Port Seattle VRDN RB Series 2003 849-D (MBIA) (Morgan Stanley SPA) (A-1)(b)
7,952,500	4.01	07/06/2006	7,952,500
Tacoma GO VRDN P-Floats-PT 2322 Series 2004 (MBIA) (Merrill Lynch Capital Services SPA) (F1+) (b)
5,780,000	4.01	07/06/2006	5,780,000
Tacoma Regional Water Supply Systems VRDN RB Merlots Series 2003-B05 (MBIA) (Wachovia Bank N.A. SPA) (VMIG1)(b)
4,990,000	4.01	07/05/2006	4,990,000
Washington State COPS Eagle Tax-Exempt Trust Series 2000 Class A (Citibank N.A. SPA) (A-1+)(b)
12,000,000	4.02	07/06/2006	12,000,000
Washington State Economic Development Finance Authority VRDN RB P-Floats-PT 2333 Series 2004 (FGIC) (Merrill Lynch Capital Services SPA) (F1+)(b)
6,750,000	4.01	07/06/2006	6,750,000
Washington State GO Eagle Tax-Exempt Trust Series 1996C-4704 Class A (Citibank N.A. SPA) (A-1+) (a)(b)
8,500,000	4.02	07/06/2006	8,500,000
Washington State GO VRDN Eagle Tax-Exempt Trust Series 1998-4702 Class A (Citibank N.A. SPA) (A-1+)(a)(b)
6,000,000	4.02	07/06/2006	6,000,000
Washington State GO VRDN Eagle Tax-Exempt Trust Series 2002-4701 Class A (FSA) (Citibank N.A. SPA)(A-1+)(b)
5,000,000	4.02	07/06/2006	5,000,000
Washington State GO VRDN Floaters Series 2005-1161 (AMBAC) (Morgan Stanley SPA) (A-1)(b)
6,350,000	4.01	07/06/2006	6,350,000
Washington State GO VRDN Merlots Series 2003 B-23 (MBIA) (Wachovia Bank N.A. SPA) (VMIG1)(b)
5,000,000	4.01	07/05/2006	5,000,000

The accompanying notes are an integral part of these financial statements.

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Washington (continued)
Washington State GO VRDN Putters Series 1296 (AMBAC) (JP Morgan Chase & Co.) (A-1+)(b)
$3,495,000	4.01%	07/06/2006	$3,495,000
Washington State Public Power Supply System Nuclear Project No. 1 VRDN Refunding Series 1993 1A-2 (Bank of America LOC) (A-1+)
19,920,000	3.96	07/05/2006	19,920,000

			$164,717,500

Wisconsin—1.4%
Milwaukee Metropolitan Sewage District GO VRDN P-Floats-PT 2678 Series 2005 (Dexia Credit Local SPA) (F1+)(b)
$4,980,000	4.00%	07/06/2006	$4,980,000
Wisconsin State GO VRDN Putters Series 2006-1268 (FGIC) (JP Morgan Chase & Co. SPA) (A-1+)(b)
6,700,000	4.01	07/06/2006	6,700,000
Wisconsin State Health & Educational Facilities Authority VRDN RB for Aurora Health Care, Inc. Series 1999 C (KBC Bank N.V. and Bank of Nova Scotia LOC) (A-1)
9,000,000	4.00	07/06/2006	9,000,000
Wisconsin State Health & Educational Facilities Authority VRDN RB P-Floats-PT 917 Series 2004 (MBIA) (Landesbank Hessen-Thueringen SPA) (A-1)(b)
4,885,000	4.01	07/06/2006	4,885,000
Wisconsin State Transportation Board VRDN RB Eagle Tax-Exempt Trust Series 2000-4901 Class A (Citibank N.A. SPA) (A-1+)(b)
7,500,000	4.02	07/06/2006	7,500,000

			$33,065,000

Other Tax-Exempt Securities—1.0%
Puttable Floating Option Tax-Exempt Receipts VRDN RB P-Floats-EC-001 (Merrill Lynch Capital Services) (F1+)(b)
$8,000,000	4.17%	07/06/2006	$8,000,000
Reset Optional Certificates Trust II-R VRDN RB ROCS RR-II-R 8017 MN (FGIC, AMBAC, MBIA, XLCA and LOC) (Citigroup Financial Products) (VMIG1)(b)
15,000,000	4.07	07/06/2006	15,000,000

			$23,000,000

Total Investments—106.2%			$2,465,697,245

Liabilities in Excess of Other Assets—(6.2)%			$(142,878,005)

Net Assets—100.0%			$2,322,819,240

The percentage shown for each category reflects the value of investments in that category as a percentage of net assets.

(a)	All or portion represents a forward commitment.
(b)	Securities not registered under the Securities Act of 1933, as amended. Such securities have been determined to be liquid by the Investment Adviser. At June 30, 2006, these securities amounted to $882,016,500 or approximately 37.7% of net assets.
(c)	Securities not registered under the Securities Act of 1933, as amended. Such securities have been determined to be illiquid by the Investment Adviser. At June 30, 2006, these securities amounted to $13,205,000 or approximately 0.6% of net assets.
Interest rates represent either the stated coupon rate, or for floating rate securities, the current reset rate, which is based upon current interest rate indices.
Maturity dates represent either the stated date on the security, the next interest reset date for floating rate securities or the prerefunded date for those types of securities.
Security ratings disclosed are issued by Standard & Poor’s/ Moody’s Investors Service/ Fitch. A description of the ratings is available in the Portfolio’s Statement of Additional Information.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

ILA Tax-Exempt Diversified Portfolio (continued)
June 30, 2006 (Unaudited)

Investment Abbreviations:

AMBAC	—	Insured by American Municipal Bond Assurance Corp.
COPS	—	Certificates of Participation
CP	—	Commercial Paper
FGIC	—	Insured by Financial Guaranty Insurance Co.
FGIC-TCRS	—	Insured by Financial Guaranty Insurance Co.— Transferable Custodial Receipts
FHLMC	—	Insured by Federal Home Loan Mortgage Corp.
FNMA	—	Insured by Federal National Mortgage Association
FSA	—	Insured by Financial Security Assurance Co.
GO	—	General Obligation
IDA	—	Industrial Development Authority
IDB	—	Industrial Development Bond
IDRB	—	Industrial Development Revenue Bond
LOC	—	Letter of Credit
MBIA	—	Insured by Municipal Bond Investors Assurance
MBIA-IBC	—	Insured by Municipal Bond Investors Assurance— Insured Bond Certificates
MF Hsg.	—	Multi-Family Housing
PCRB	—	Pollution Control Revenue Bond
PSF-GTD	—	Guaranteed by Permanent School Fund
RANS	—	Revenue Anticipation Notes
RB	—	Revenue Bond
ROCS	—	Reset Option Certificates
SPA	—	Stand-by Purchase Agreement
TANS	—	Tax Anticipation Notes
TFA	—	Transportation Finance Authority
TRANS	—	Tax Revenue Anticipation Notes
VRDN	—	Variable Rate Demand Notes
XLCA	—	Insured by XL Capital Assurance, Inc.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

ILA Tax-Exempt California Portfolio
June 30, 2006 (Unaudited)

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

California—100.8%
Abag Finance Authority VRDN RB for Menlo School Series 2003 (Allied Irish Bank PLC LOC) (VMIG1)
$13,700,000	3.94%	07/06/2006	$13,700,000
ABN AMRO Munitops GO VRDN Non-AMT Trust Certificates (Chabot-Las Positas) Series 2004-12 (MBIA) (ABN Amro Bank N.V. SPA) (VMIG1)(a)
9,950,000	3.99	07/06/2006	9,950,000
ABN AMRO Munitops VRDN RB Non-AMT Trust Certificates Series 2005 (AMBAC) (ABN Amro Bank N.V. SPA) (VMIG1)(a)
5,000,000	4.00	07/06/2006	5,000,000
ABN AMRO Munitops VRDN RB Non-AMT Trust Certificates Series 2005-32 (AMBAC) (ABN Amro Bank N.V. SPA) (F1+)(a)
12,000,000	4.00	07/06/2006	12,000,000
California Educational Facilities Authority VRDN RB Eagle Series 2006-0031 Class A (Citibank N.A. SPA) (A-1+)(a)
5,825,000	4.01	07/06/2006	5,825,000
California Educational Facilities Authority VRDN RB for Pomona College Series 2005 B (A-1+/VMIG1)
2,500,000	3.93	07/06/2006	2,500,000
California Educational Facilities Authority VRDN RB for STARS Series 2006-146 (BNP Paribas) (VMIG1)(a)
8,770,000	4.00	07/06/2006	8,770,000
California Educational Facilities Authority VRDN RB for University of Southern California Series 2005-1126 (Morgan Stanley SPA) (VMIG1)(a)
7,000,000	3.97	07/06/2006	7,000,000
California Educational Facilities Authority VRDN RB Stars Certificates Series 2005-135 (BNP Paribas SPA) (VMIG1)(a)
7,250,000	4.00	07/06/2006	7,250,000
California Health Facilities Financing Authority VRDN RB Floater Certificates Series 1998-26 (FSA) (Morgan Stantley SPA) (A-1)(a)
5,695,000	3.97	07/06/2006	5,695,000
California Health Facilities Financing Authority VRDN RB for Adventist Health Systems Series 2002 A (Wachovia Bank N.A. LOC) (VMIG1)
2,850,000	3.96	07/03/2006	2,850,000
California Health Facilities Financing Authority VRDN RB for Catholic West Health Facilities Series 2005-H (Bank of America N.A. LOC) (A-1+/VMIG1)
5,400,000	3.89	07/05/2006	5,400,000
California Health Facilities Financing Authority VRDN RB for Sisters Charity Health System Series 2003 (A-1+/VMIG1)
10,840,000	3.95	07/05/2006	10,840,000
California Infrastructure & Economic Development Bank VRDN RB for Bay Area Toll Authority Floating Rate Receipts Series 2004 SG-172 (AMBAC) (Societe Generale SPA) (A-1+)(a)
3,000,000	4.00	07/06/2006	3,000,000
California Infrastructure & Economic Development Bank VRDN RB for J Paul Getty Trust Series 2004 A (A-1+/VMIG1)
5,000,000	3.17	08/02/2006	5,000,000
California State Department of Water Resources CP (A-1/P-1)
2,500,000	3.60	07/11/2006	2,500,000
California State Department of Water Resources Power Supply VRDN RB Series 2002 Subseries B-1 (Bank of New York/California State Teachers Retirement LOC) (A-1+/VMIG1)
11,725,000	3.93	07/03/2006	11,725,000
California State Department of Water Resources Power Supply VRDN RB Series 2002 Subseries B-2 (BNP Paribas) (A-1+/VMIG1)
3,000,000	4.00	07/03/2006	3,000,000
California State Department of Water Resources Power Supply VRDN RB Series 2002 Subseries B-5 (Bayerische Landesbank/Westdeutsche Landesbank LOC) (A-1+/VMIG1)
11,000,000	3.90	07/03/2006	11,000,000
California State Department of Water Resources Power Supply VRDN RB Series 2005 Subseries F-3 (Bank of New York/California Public Employees Retirement System LOC) (VMIG1)
16,250,000	3.93	07/03/2006	16,250,000
California State Department of Water Resources Power Supply VRDN RB Series 2005 Subseries F-4 (Bank of America N.A. LOC) (A-1+/VMIG1)
6,545,000	3.93	07/03/2006	6,545,000
California State Economic Recovery VRDN RB Series 2004 C-4 (JP Morgan Chase & Co. SPA) (A-1+/VMIG1)
1,000,000	3.93	07/03/2006	1,000,000
California State Economic Recovery VRDN RB Series 2004 C-8 (Lloyds TSB Bank PLC LOC) (A-1+/VMIG1)
1,000,000	3.91	07/03/2006	1,000,000
California State Economic Recovery VRDN RB Series 2004 C-9 (Bank of Nova Scotia SPA) (A-1+/VMIG1)
7,350,000	3.91	07/03/2006	7,350,000
California State GO VRDN Floating Rate Series 2003 A-2 (JP Morgan Chase & Co. and Westdeutsche Landesbank LOC) (A-1+/VMIG1)
2,700,000	3.88	07/03/2006	2,700,000
California State GO VRDN Floating Rate Series 2003 A-3 (JP Morgan Chase & Co. and Westdeutsche Landesbank LOC) (A-1+/VMIG1)
500,000	3.90	07/03/2006	500,000
California State Public Works Board Lease VRDN RB P-Floats-PT 3289 Series 2005 (MBIA) (Merrill Lynch Capital Services SPA) (A-1)(a)
4,500,000	4.01	07/06/2006	4,500,000
California Statewide Communities Development Authority RB TANS for San Bernadino County Series 2006 A-5 (SP-1+/MIG1)(b)
2,000,000	4.50	06/29/2007	2,017,660
California Statewide Communities Development Authority VRDN RB for Kaiser Permanente Series 2003 B (A-1)
8,300,000	3.95	07/05/2006	8,300,000

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

ILA Tax-Exempt California Portfolio (continued)
June 30, 2006 (Unaudited)

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

California (continued)
California Statewide Communities Development Authority VRDN RB for Kaiser Permanente Series 2003 C (A-1)
$3,600,000	3.95%	07/05/2006	$3,600,000
California Statewide Communities Development Authority VRDN RB for Kaiser Permanente Series 2004 M (A-1)
5,170,000	3.95	07/05/2006	5,170,000
California Statewide Communities Development Authority VRDN RB Series 2004 J (A-1)
4,200,000	3.95	07/05/2006	4,200,000
City of Glendale California VRDN COPS for Police Building Project Series 2000 (JP Morgan Chase & Co. SPA) (A-1+/VMIG1)(a)
5,400,000	3.95	07/06/2006	5,400,000
City of Los Angeles TRANS (SP-1+/MIG1)(b)
5,000,000	4.50	06/29/2007	5,035,100
Clovis Unified School District TRANS (SP-1+)
5,000,000	4.00	07/05/2006	5,000,672
East Bay Municipal Utility District CP (Westdeutsche AG/ JP Morgan Chase & Co. SPA) (A-1+/VMIG1)
4,000,000	3.60	07/20/2006	4,000,000
East Bay Municipal Utility District Water Systems VRDN RB for Eagle Series 206-0080 Class A (MBIA) (Citibank N.A. SPA) (A-1+)(a)
3,000,000	4.01	07/06/2006	3,000,000
Eclipse Funding Trust for Sonama County Junior College District GO VRDN Solar Series 2006-0014 (FSA) (U.S. Bank N.A. SPA) (VMIG1)(a)
5,000,000	3.96	07/06/2006	5,000,000
Fremont Unified High School District Santa Clara County GO VRDN P-Floats-PT 2510 Series 2005 (FGIC) (Merrill Lynch Capital Services SPA) (F1+)(a)
3,510,000	4.01	07/06/2006	3,510,000
Fremont VRDN COPS for Family Resources Center Financing Project Series 1998 (KBC Bank N.V. LOC) (A-1)
4,760,000	3.92	07/06/2006	4,760,000
Fresno County VRDN RB for Trinity Health System Series 2000 C (Chase Manhattan Bank and Landesbank Hessen-Thueringen SPA) (A-1+/VMIG1)
2,700,000	3.92	07/06/2006	2,700,000
Grossmont-Cuyamaca Community College District GO VRDN Series 2005-1130 (FGIC) (Morgan Stanley SPA) (VMIG1)(a)
18,650,000	3.91	07/06/2006	18,650,000
Grossmont-Cuyamaca Community College GO VRDN ROCS RR-II-R 6520 Series 2005 (FGIC) (Citibank N.A. SPA) (VMIG1)(a)
4,900,000	4.00	07/06/2006	4,900,000
Huntington Beach MF Hsg. VRDN RB for Essex Huntington Breakers Series 1996 A (FHLMC LOC) (VMIG1)
14,100,000	3.91	07/05/2006	14,100,000
Los Angeles Community College GO VRDN P-Floats-PT 2585 Series 2005 (FSA) (Merrill Lynch Capital Services SPA) (F1+)(a)
5,270,000	4.01	07/06/2006	5,270,000
Los Angeles County Housing Authority MF Hsg. VRDN RB Refunding for Malibu Meadows Project Series 1998 B (FNMA LOC) (A-1+)
11,861,000	3.91	07/06/2006	11,861,000
Los Angeles County Housing Authority VRDN RB for Malibu Canyon Apartments Project Series 1985 B (FHLMC LOC) (A-1+)
5,700,000	3.93	07/04/2006	5,700,000
Los Angeles Department of Water & Power VRDN RB for Power System Subseries 2002 A-8 (National Australia Bank, Lloyds TSB Bank PLC and Fortis Bank SPA) (A-1+/VMIG1)
6,100,000	3.94	07/06/2006	6,100,000
Los Angeles Department of Water & Power VRDN RB Putters Series 2006-1272 (FSA) (JP Morgan Chase & Co. SPA) (A-1+)(a)
1,695,000	4.00	07/06/2006	1,695,000
Los Angeles Department of Water & Power VRDN RB Series 2005-1103 (Morgan Stanley SPA) (VMIG1) (a)
3,275,000	3.97	07/06/2006	3,275,000
Los Angeles Department of Water & Power VRDN RB Subseries 2002 A-6 (Fortis Bank SPA, Lloyds TSB Bank and National Australia Bank) (A-1+/VMIG1)
1,100,000	3.92	07/06/2006	1,100,000
Los Angeles GO VRDN P-Floats-PT B 2324 Series 2004 (MBIA) (Merrill Lynch Capital Services SPA) (F1+)(a)
4,940,000	4.01	07/06/2006	4,940,000
Los Angeles Municipal Improvement Corp. CP Series 2006 (Bank of America N.A. LOC) (A-1+/VMIG1)
8,000,000	3.56	08/04/2006	8,000,000
Los Angeles Municipal Improvement Corp. RB Series 2006 (Bank of America NA LOC) (A-1+/VMIG1)
4,500,000	3.61	08/09/2006	4,500,000
Los Angeles Unified School District GO VRDN Merlots Series 2003 B34 (FSA) (Wachovia Bank N.A. SPA) (VMIG1)(a)
15,185,000	4.00	07/05/2006	15,185,000
Los Angeles Unified School District GO VRDN Eagle Series 2003-0049 A (MBIA) (Citibank N.A. SPA) (A-1+)(a)
5,100,000	4.01	07/06/2006	5,100,000
Los Angeles Unified School District GO VRDN Merlots Series 2003 B12 (MBIA) (Wachovia Bank N.A. SPA) (VMIG1)(a)
13,525,000	4.00	07/05/2006	13,525,000
Los Angeles Unified School District GO VRDN Merlots Series 2004 B07 (MBIA) (Wachovia Bank N.A. SPA) (A-1+)(a)
4,980,000	4.00	07/05/2006	4,980,000
Los Angeles Unified School District GO VRDN P-Floats-PA 1115 (FSA) (Merrill Lynch Capital Services SPA) (F1+)(a)
3,000,000	4.01	07/06/2006	3,000,000
Los Angeles Wastewater Systems VRDN RB Eagle Series 2003-0033 A (FSA) (Citibank N.A. SPA) (A-1+)(a)
2,870,000	4.01	07/06/2006	2,870,000
Los Angeles Wastewater Systems VRDN RB Eagle Series 72005-3003 A (MBIA) (Citibank N.A. SPA) (A-1+)(a)
3,500,000	4.01	07/06/2006	3,500,000

The accompanying notes are an integral part of these financial statements.

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

California (continued)
Los Angeles Wastewater Systems VRDN RB Refunding Subseries 2006 D (XCLA) (Scotia Bank SPA) (A-1+/VMIG1)(a)
$5,000,000	3.94%	07/06/2006	$5,000,000
Los Angeles Water & Power VRDN RB Eagle Series 2005-73026 Class A (FSA) (Citibank N.A. SPA) (A-1+)(a)
3,200,000	4.01	07/06/2006	3,200,000
Manteca Redevelopment Agency Tax Allocation VRDN RB ROCS RR II-R 508 (AMBAC) (Citibank N.A. SPA) (VMIG1)(a)(b)
5,000,000	4.00	07/06/2006	5,000,000
Manteca Redevelopment Agency Tax Allocation VRDN RB Series 2005 (XLCA) (State Street Corp. SPA) (A-1+)
7,960,000	3.99	07/03/2006	7,960,000
Metropolitan Water District Southern California Waterworks Revenue VRDN RB Series 2000 B-1 (Westdeutsche Landesbank SPA) (A-1+/VMIG1)
2,500,000	3.91	07/03/2006	2,500,000
Metropolitan Water District Southern California Waterworks Revenue VRDN RB Series 2000 B-3 (National Australia Bank SPA ) (A-1+/VMIG1)
18,000,000	3.90	07/03/2006	18,000,000
Metropolitan Water District Southern California Waterworks Revenue VRDN RB Series 2001 C-2 (Lloyds TSB Bank PLC SPA) (A-1+/VMIG1)
1,100,000	3.87	07/03/2006	1,100,000
MSR Public Power Agency Subordinate Lien VRDN RB for San Juan Project Series 1998 F (MBIA) (JP Morgan Chase & Co. SPA) (A-1+/VMIG1)
3,000,000	3.92	07/03/2006	3,000,000
Newport Beach VRDN RB for Hoag Memorial Hospital Series 1999 A (A-1+/VMIG1)
3,500,000	3.95	07/06/2006	3,500,000
Newport Beach VRDN RB for Hoag Memorial Hospital Series 1999 B (A-1+/VMIG1)
2,600,000	3.95	07/06/2006	2,600,000
Newport Beach VRDN RB for Hoag Memorial Hospital Series 1999 C (A-1+/VMIG1)
1,500,000	3.95	07/06/2006	1,500,000
Newport Mesa California Unified School District GO VRDN P-Floats-PT 2490 Series 2005 (FGIC) (Merrill Lynch Capital Services SPA) (F1+)(a)
6,645,000	4.01	07/06/2006	6,645,000
Oakland Joint Powers Financing Authority VRDN RB P-Floats PT 2889 Series 2005 (AMBAC) (Merrill Lynch Capital Services SPA) (A-1)(a)
6,680,000	3.98	07/06/2006	6,680,000
Oakland Joint Powers Financing Authority VRDN RB Putters Series 1253 (AMBAC) (JP Morgan Chase & Co. SPA) (VMIG1)(a)
4,240,000	4.00	07/06/2006	4,240,000
Orange County Apartment Development VRDN RB for Niguel Summit Series 1985 A (FHLMC LOC) (VMIG1)
3,000,000	3.93	07/04/2006	3,000,000
Orange County Apartment Development VRDN RB Refunding for Larkspur Canyon Apartments Series 1997 A (FNMA LOC) (A-1+)
4,635,000	3.91	07/05/2006	4,635,000
Orange County Apartment Development VRDN RB Refunding for Riverbend Apartments Series 1999 B (FHLMC LOC) (VMIG1)
7,600,000	3.91	07/06/2006	7,600,000
Orange County Sanitation District VRDN COPS (Depfa Bank PLC SPA) (A-1+/VMIG1)
23,800,000	3.91	07/03/2006	23,800,000
Orange County Sanitation District VRDN COPS Series 2005-1032 (FGIC) (Morgan Stanley SPA) (VMIG1) (a)
1,500,000	3.97	07/06/2006	1,500,000
Palo Alto Unified School District VRDN Municipal Sectors Trust Receipts Series 1997 SGA 53 (Societe Generale SPA) (A-1+)(a)
9,830,000	3.99	07/05/2006	9,830,000
PlacentiA-Yorba Linda University School District P-Floats-PT 1437 Series 2002 (FGIC) (Merrill Lynch Capital Services SPA) (A-1)(a)
5,145,000	4.01	07/06/2006	5,145,000
Rancho Santiago Community College District GO VRDN P-Floats-PT-2550 (FSA) (Merrill Lynch Capital Services SPA) (F1+)(a)
8,655,000	4.01	07/06/2006	8,655,000
Roseville Unified School District GO ROCS RR III-R 2199 Series 2005 (FGIC) (Citigroup Global Markets SPA) (A-1+)(a)
7,185,000	4.00	07/06/2006	7,185,000
Sacramento County Housing Authority VRDN RB Refunding for River Terrace Apartments Series 1996 (FNMA LOC) (A-1+)
6,000,000	3.91	07/06/2006	6,000,000
Sacramento County Sanitation District Financing Authority VRDN RB Series 2005-1034 (MBIA) (JP Morgan Chase & Co. SPA) (A-1+)(a)
3,995,000	4.00	07/06/2006	3,995,000
Sacramento County Sanitation District Financing Authority VRDN RB Eagle Series 2004-0047 Class A (AMBAC) (Citibank N.A. SPA) (A-1+)(a)
4,000,000	4.01	07/06/2006	4,000,000
Sacramento County Sanitation District Financing Authority VRDN RB Sublien for Sacramento Regional Series 2000 C (Bank of America N.A. LOC) (A-1+/VMIG1)
5,870,000	3.94	07/05/2006	5,870,000
San Bernardino County VRDN RB Refunding for Evergreen Apartments Series 1999 A (FNMA LOC) (A-1+)
16,600,000	3.91	07/06/2006	16,600,000

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

ILA Tax-Exempt California Portfolio (continued)
June 30, 2006 (Unaudited)

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

California (continued)
San Diego County Transportation Commission CP (JP Morgan Chase & Co. SPA) (A-1+/P-1)
$4,000,000	3.42%	07/18/2006	$4,000,000
3,000,000	3.58	08/07/2006	3,000,000
San Diego County Water Authority CP (Bayerische Landesbank SPA) (A-1+/P-1)
3,000,000	3.48	07/24/2006	3,000,000
5,000,000	3.64	08/01/2006	5,000,000
5,000,000	3.62	08/07/2006	5,000,000
4,000,000	3.17	08/10/2006	4,000,000
3,500,000	3.51	08/14/2006	3,500,000
3,500,000	3.55	11/13/2006	3,500,000
San Diego Unified School District GO TRANS Series 2006 A (SP-1+/MIG1)(b)
2,000,000	4.50	07/24/2007	2,016,280
San Diego Unified School District TRANS Series 2005 A (SP-1+/MIG1)
3,000,000	4.00	07/24/2006	3,002,167
San Francisco City & County Airports Commission VRDN RB Refunding Second Series 33I (XLCA) (Depfa Bank PLC SPA) (A-1+/VMIG1)
2,200,000	3.94	07/05/2006	2,200,000
San Francisco City & County GO VRDN ROCS RR-II-R 6502 Series 2004 (MBIA) (Citibank N.A. SPA) (VMIG1)(a)
5,785,000	4.00	07/06/2006	5,785,000
San Francisco City & County P-Floats-PT 3033 Series 2005 (MBIA) (Merrill Lynch Capital Services SPA) (F1+)(a)
3,260,000	3.99	07/06/2006	3,260,000
San Francisco City & County Public Utilities Commission VRDN RB ROCS RR II-R 530 (FSA) (Citibank N.A. SPA) (VMIG1)(a)(b)
4,000,000	4.00	07/06/2006	4,000,000
San Jose Financing Authority Lease VRDN RB Putters Series 1280Z (AMBAC) (JP Morgan Chase & Co. SPA) (VMIG1)(a)
3,095,000	4.00	07/06/2006	3,095,000
Santa Clara Valley Water Authority CP (Westdeutsche Landesbank SPA) (A-1+/P-1)
6,251,000	3.61	07/13/2006	6,251,000
Triunfo County Sanitation District VRDN RB Series 1994 (BNP Paribas LOC) (A-1+)
3,510,000	4.00	07/05/2006	3,510,000
University of California VRDN RB Eagle Series 2005-0006 A (AMBAC) (Citibank N.A. SPA) (A-1+)(a)
2,445,000	4.01	07/06/2006	2,445,000
University of California VRDN RB Municipal Sectors Trust Receipts SGB-57 Series 2005 A (AMBAC) (Societe Generale SPA) (A-1+)(a)
12,815,000	4.00	07/06/2006	12,815,000
University of California VRDN RB P-Floats-PT 1859 Series 2003 (FSA) (Merrill Lynch Capital Services SPA) (A-1)(a)
6,570,000	4.01	07/06/2006	6,570,000
University of California VRDN RB Putters Series 2005-1139 (FGIC) (JP Morgan Chase & Co N.A. SPA) (VMIG1)(a)
3,010,000	4.00	07/06/2006	3,010,000
University of California VRDN RB ROCS RR II-R 449 (FGIC) (Citibank N.A. SPA) (VMIG1)(a)
3,750,000	4.00	07/06/2006	3,750,000
Ventura County TRANS Series 2005 (SP-1+/MIG1)
2,000,000	4.00	07/03/2006	2,000,118
Yosemite Community College District VRDN P-Floats-PT 2748 Series 2005 (FGIC) (Merrill Lynch Capital Services SPA) (F1+)(a)
5,855,000	4.01	07/06/2006	5,855,000

Total Investments—100.8%			$652,098,997

Liabilities in Excess of Other Assets—(0.8)%			$(4,975,853)

Net Assets—100.0%			$647,123,144

The percentage shown for each category reflects the value of investments in that category as a percentage of net assets.

(a)	Securities not registered under the Securities Act of 1933, as amended. Such securities have been determined to be liquid by the Investment Adviser. At June 30, 2006, these securities amounted to $299,050,000 or approximately 46.3% of net assets.
(b)	All or portion represents a forward commitment.
Interest rates represent either the stated coupon rate, or for floating rate securities, the current reset rate, which is based upon current interest rate indices.
Maturity dates represent either the stated date on the security, the next interest reset date for floating rate securities or the prerefunded date for those types of securities.
Security ratings disclosed are issued by Standard & Poor’s / Moody’s Investors Service/ Fitch. A description of the ratings is available in the Portfolio’s Statement of Additional Information.

The accompanying notes are an integral part of these financial statements.

Investment Abbreviations:

AMBAC	—	Insured by American Municipal Bond Assurance Corp.
COPS	—	Certificates of Participation
CP	—	Commercial Paper
FGIC	—	Insured by Financial Guaranty Insurance Co.
FHLMC	—	Insured by Federal Home Loan Mortgage Corp.
FNMA	—	Insured by Federal National Mortgage Association
FSA	—	Insured by Financial Security Assurance Co.
GO	—	General Obligation
LOC	—	Letter of Credit
MBIA	—	Insured by Municipal Bond Investors Assurance
MF Hsg	—	Multi-Family Housing
RB	—	Revenue Bond
ROCS	—	Reset Option Certificates
SPA	—	Stand-by Purchase Agreement
TANS	—	Tax Anticipation Notes
TRANS	—	Tax Revenue Anticipation Notes
VRDN	—	Variable Rate Demand Notes
XLCA	—	Insured by XL Capital Assurance, Inc.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

ILA Tax-Exempt New York Portfolio
June 30, 2006 (Unaudited)

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

New York—98.0%
ABN AMRO Munitops Certificates VRDN RB Non-AMT Series 2004-46 (FSA) (ABN Amro Bank N.V. SPA) (Aaa)(a)
$3,000,000	4.00%	07/06/2006	$3,000,000
Battery Park City Authority VRDN RB P-Floats-PT 2057 Series 2003 (Merrill Lynch Capital Services SPA) (AAA/F1+)(a)
3,320,000	4.00	07/06/2006	3,320,000
Eclipse Funding Trust VRDN RB for Metropolitan Transportation Authority Solar Eclipse Series 2006-0028 (AMBAC) (U.S. Bank N.A.) (AAA/F1+)(a)
2,500,000	3.97	07/06/2006	2,500,000
Eclipse Funding Trust VRDN RB for New York State Dormitory Authority Solar Eclipse Series 2006-0029 (AMBAC) (U.S. Bank N.A.) (AAA/F1+)(a)
3,500,000	3.97	07/06/2006	3,500,000
Eclipse Funding Trust VRDN RB for Port Authority of New York & New Jersey Solar Eclipse Series 2006-0016 (XLCA) (U.S. Bank N.A) (Aaa)(a)
4,990,000	3.99	07/06/2006	4,990,000
Great Neck North Water Authority Water System VRDN RB Series 1993 A (FGIC) (State Street Corp. SPA) (A-1+/Aaa)
4,820,000	3.95	07/05/2006	4,820,000
Jay Street Development Corporation Certificates Facilities Lease VRDN RB Series 2003 A-1 (Depfa Bank PLC LOC) (A-1+/Aaa)
6,585,000	3.93	07/05/2006	6,585,000
Jay Street Development Corporation Certificates Facilities Lease VRDN RB Series 2005-A (Depfa Bank PLC LOC) (A-1+/Aaa)
8,500,000	3.94	07/03/2006	8,500,000
Jay Street Development Corporation Certificates Facility Lease VRDN RB Series 2003 A-4 (Depfa Bank PLC LOC) (A-1+/Aaa)
3,805,000	3.94	07/03/2006	3,805,000
Jay Street Development Corporation Certificates Facilties Lease VRDN RB Series 2001 A-3 (Depfa Bank PLC) (A-1+/Aaa)
1,200,000	3.93	07/05/2006	1,200,000
Long Island Power Authority Electric System VRDN RB Putter Series 2006-1274 (FGIC) (JP Morgan Chase & Co.) (A-1+)(a)
3,000,000	4.00	07/06/2006	3,000,000
Long Island Power Authority Electric System VRDN RB Subseries 1998 1A (Bayerische Landesbank and Landesbank Baden-Wurttemberg LOC) (A-1+/Aaa)
4,500,000	3.95	07/05/2006	4,500,000
Long Island Power Authority Electric System VRDN RB Subseries 1998 1B-RMKT (State Street Corp. LOC) (A-1+/Aa2)
2,555,000	4.00	07/03/2006	2,555,000
Long Island Power Authority Electric System VRDN RB Subseries 1998 2B (Bayerische Landesbank LOC) (A-1+/Aaa)
5,300,000	3.94	07/03/2006	5,300,000
Madison County Industrial Development Agency Civic Facilities VRDN RB Floaters Series 2006-1343 (AMBAC) (Morgan Stanley) (Aaa)(a)
5,000,000	3.99	07/06/2006	5,000,000
Metropolitan Transportation Authority VRDN RB Eagle Tax-Exempt Trust Series 2002 A2303 (FSA) (Citibank N.A. SPA) (A-1+)(a)
5,000,000	4.02	07/06/2006	5,000,000
Metropolitan Transportation Authority VRDN RB Eagle Tax-Exempt Trust Series 2002-2305 Class A (FSA) (Citibank N.A. SPA) (A-1+)(a)
3,000,000	4.02	07/06/2006	3,000,000
Metropolitan Transportation Authority VRDN RB Eagle Tax-Exempt Trust Series 2002-6023 Class A (MBIA) (Citibank N.A. SPA) (A-1+)(a)
5,000,000	4.02	07/06/2006	5,000,000
Metropolitan Transportation Authority VRDN RB Merlots Series 2003 B25 (FGIC) (Wachovia Bank N.A. SPA) (Aaa)(a)
10,160,000	4.00	07/05/2006	10,160,000
Nassau County IDA Civic Facility & Improvement VRDN RB for Cold Spring Harbor Laboratory Series 1999 (JP Morgan Chase & Co. SPA) (A-1+)
4,650,000	4.00	07/03/2006	4,650,000
Nassau County TANS Series 2005 A (SP-1+/MIG1)
4,000,000	4.50	10/31/2006	4,016,330
New York City Civic Facility IDA VRDN RB for Ethical Culture School Project Series 2005 A (XLCA) (Dexia Credit Local SPA) (A-1+/Aaa)
4,165,000	3.97	07/06/2006	4,165,000
New York City GO for Unrefunded Balanced Series 1998 F (AA-/A1)
990,000	5.50	08/01/2006	991,398
New York City GO VRDN Putters Series 2006-1319 (AMBAC) (JP Morgan Chase Bank LOC) (A-1+)(a)
1,500,000	4.01	07/06/2006	1,500,000
New York City GO VRDN Putters Series 2006-1341 (MBIA-IBC) (JP Morgan Chase Bank LOC) (A-1+)(a)
1,825,000	4.01	07/06/2006	1,825,000
New York City GO VRDN ROC II-R-22 Series 2000 (FGIC) (Citigroup Global Markets SPA) (A-1+/A1) (a)
4,000,000	4.01	07/06/2006	4,000,000
New York City GO VRDN Spears Series 2005-172 (CIFG) (Deutsche Bank AG LOC) (AAA/F1+)(a)
9,000,000	3.92	07/06/2006	9,000,000
New York City Housing Development Corporation MF Hsg. VRDN RB for 90 West Street Series 2006 A (FNMA) (A-1+)
18,250,000	3.95	07/05/2006	18,250,000
New York City Municipal Water Finance Authority CP (Dexia Credit Local SPA) (A-1+/P-1) Series 2006
2,000,000	3.67	08/17/2006	2,000,000
New York City Municipal Water Finance Authority CP Series 6 (Landesbank Baden-Wurttemberg and Landesbank Hessen-Thueringen SPA) (A-1+/P-1)
2,000,000	3.65	08/17/2006	2,000,000

The accompanying notes are an integral part of these financial statements.

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

New York (continued)
New York City Municipal Water Finance Authority Water and Sewer System VRDN RB for Municipal Securities Trust Receipts SGB 27 Series 1997 (FSA) (Societe Generale SPA) (A-1+)(a)
$730,000	3.99%	07/06/2006	$730,000
New York City Municipal Water Finance Authority Water and Sewer System VRDN RB P-Floats-PA 1289 Series 2005 (MBIA) (Merrill Lynch Capital Services SPA) (Aaa)(a)
2,000,000	4.00	07/06/2006	2,000,000
New York City Municipal Water Finance Authority Water and Sewer System VRDN RB P-Floats-PA 1327 Series 2005 (Merrill Lynch Capital Services SPA) (Aa2)(a)
2,200,000	4.00	07/06/2006	2,200,000
New York City Municipal Water Finance Authority Water and Sewer System VRDN RB P-Floats-PT 2443 Series 2004 (AMBAC) (Merrill Lynch Capital Services SPA) (A-1)(a)
3,895,000	4.00	07/06/2006	3,895,000
New York City Municipal Water Finance Authority Water and Sewer System VRDN RB ROCS RR-II-R 441 Series 2005 (Citibank N.A. SPA) (A-1+)(a)
3,200,000	4.01	07/06/2006	3,200,000
New York City Transitional Finance Authority Eagle Trust VRDN Class A (Citibank N.A. SPA)(a)
3,890,000	4.02	07/06/2006	3,890,000
New York City Transitional Finance Authority VRDN RB for Future Tax Second Series 1998 C (Bayerische Landesbank SPA) (AAA/Aa1)
5,250,000	3.95	07/03/2006	5,250,000
New York City Transitional Finance Authority VRDN RB for Future Tax Secured Series 2002 C2 (Landesbank Hessen-Thueringen SPA) (A-1+/Aa1)
4,300,000	4.00	07/03/2006	4,300,000
New York City Transitional Finance Authority VRDN RB Merlots Series 2003 B29 (Wachovia Bank N.A. SPA) (Aa1)(a)
1,895,000	4.00	07/05/2006	1,895,000
New York City Transitional Finance Authority VRDN RB P-Floats-PT 2853 Series 2005 (Merrill Lynch Capital Services SPA) (AA+/F1+)(a)
2,100,000	3.91	07/06/2006	2,100,000
New York City Trust Cultural Resources VRDN RB for Pierpont Morgan Library Series 2004 (JP Morgan Chase & Co. SPA) (A-1+)
9,000,000	3.95	07/06/2006	9,000,000
New York City Trust Cultural Resources VRDN RB P-Floats-PA 1302 Series 2005 (FGIC) (Merrill Lynch Capital Services SPA) (Aaa)(a)
5,835,000	4.00	07/06/2006	5,835,000
New York GO Bonds VRDN Subseries 1993 E2 (JP Morgan Chase Bank LOC) (A-1+/Aa2)
970,000	4.01	07/03/2006	970,000
New York GO VRDN Spears Series DB-198 (FGIC-TCRS) (Deutsche Bank A.G.)(a)
3,900,000	3.99	07/06/2006	3,900,000
New York Local Government Assistance Corp. VRDN RB for P-Floats-PT 3451 Series 2006 (MBIA-IBC) (Dexia Credit Local LOC) (AAA/F1+)(a)
5,265,000	3.99	07/06/2006	5,265,000
New York Local Government Assistance Corp. VRDN RB Refunding Series 2003 A-2 (GO of Corp.) (AAA/Aa3)
1,500,000	5.00	04/01/2007	1,515,993
New York Local Government Assistance Corp. VRDN RB Series 1993 A (GO of Corp.) (Bayerische/Westdeutsche Landesbank LOC) (A-1+/Aa2)
1,070,000	3.92	07/05/2006	1,070,000
New York Local Government Assistance Corp. VRDN RB Series 1995 G (Bank of Nova Scotia LOC) (A-1+/Aa3)
5,600,000	3.91	07/05/2006	5,600,000
New York State Dormitory Authority CP for Columbia University Series 2002 C (A-1+/VMIG1)
2,000,000	3.61	08/09/2006	2,000,000
New York State Dormitory Authority RB for Columbia University Series 2004 A1 (AAA/Aaa)
1,000,000	4.00	07/01/2006	1,000,043
New York State Dormitory Authority VRDN RB for Cornell University Series 1990 B (JP Morgan Chase & Co. SPA) (A-1+/Aa1)
12,630,000	4.00	07/03/2006	12,630,000
New York State Dormitory Authority VRDN RB for Eagle 20060025 Class A Series 2006 (Citibank N.A.) (A-1+)(a)
3,000,000	4.02	07/06/2006	3,000,000
New York State Dormitory Authority VRDN RB for P-Floats-PA 1196 Series 2003 (Merrill Lynch Capital Services SPA) (A-1)(a)
5,795,000	4.00	07/06/2006	5,795,000
New York State Dormitory Authority VRDN RB ROCS RR II R 4558 for Yeshiva University Series 2004 (AMBAC) (Citigroup Global Markets SPA) (Aaa)(a)
2,485,000	4.01	07/06/2006	2,485,000
New York State Energy Research & Development Authority VRDN RB for Con Edison Series 2005 A-1 (Wachovia Bank N.A. LOC) (A-1+/Aaa)
2,500,000	3.93	07/05/2006	2,500,000
New York State Energy Research & Development Authority VRDN RB for Con Edison Series A-2 (Wachovia Bank N.A. LOC) (A-1+/Aaa)
4,800,000	3.95	07/05/2006	4,800,000
New York State Environmental CP Series 1997 A (Bayerische Landesbank/Landesbank Hessen-Thueringen LOC) (A-1+/Aaa)
5,000,000	3.48	07/24/2006	5,000,000
2,500,000	3.42	08/07/2006	2,500,000
2,250,000	3.48	08/07/2006	2,250,000
3,000,000	3.42	08/14/2006	3,000,000

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

ILA Tax-Exempt New York Portfolio (continued)
June 30, 2006 (Unaudited)

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

New York (continued)
New York State Environmental Facilities Corp. VRDN RB for Clean Water & Drinking Merlots Series 2004 B-20 (Wachovia Bank N.A. SPA) (A-1)(a)
$5,385,000	4.00%	07/05/2006	$5,385,000
New York State Environmental Facilities Corp. VRDN RB for Clean Water & Drinking Series 2005-1121 (Morgan Stanley SPA) (AAA/F1+)(a)
1,990,500	3.99	07/06/2006	1,990,500
New York State GO VRDN Series 2004 Subseries H-1 (Bank of New York LOC) (A-1+/Aa2)(a)
2,800,000	3.96	07/03/2006	2,800,000
New York State Housing Finance Agency VRDN RB for 10 Liberty Street Series 2003 A (Freddie Mac) (Aaa)
15,650,000	3.96	07/05/2006	15,650,000
New York State Housing Finance Agency VRDN RB for 100 Maiden Lane Housing Authority Series 2004 A (Bank of New York LOC) (Aa2)
14,400,000	3.95	07/05/2006	14,400,000
New York State Housing Finance Agency VRDN RB for 20 River Terrace Housing Series 2002 A RMKT (FNMA LOC) (Aaa)
16,350,000	3.95	07/05/2006	16,350,000
New York State Housing Finance Agency VRDN RB for Historic Front Street Housing Series 2003 A (Bank of New York LOC) (Aa2)
19,920,000	3.94	07/05/2006	19,920,000
New York State Housing Finance Agency VRDN RB for North End Avenue Housing Authority Series 2004 A (Landesbank Hessen-Thueringen LOC) (Aaa)
13,000,000	3.95	07/05/2006	13,000,000
New York State Housing Finance Agency VRDN RB for Tribeca Green Housing Series 2003 A (Landesbank Hessen-Thueringen LOC) (Aa2)
4,295,000	3.94	07/05/2006	4,295,000
New York State Housing Finance Agency VRDN RB Refunding for Contract Revenue Series 2003 E (BNP Paribas LOC) (A-1+)
7,500,000	3.95	07/05/2006	7,500,000
New York State Municipal Water Finance Authority Water & Sewer Systems VRDN RB Series 1995 A (FGIC) (FGIC-SPI) (A-1+/Aaa)
1,700,000	3.96	07/03/2006	1,700,000
New York State Power Authority CP Series 2006 (Bayerische Landesbank SPA, Wachovia Bank N.A. SPA, State Street Bank and Trust, Bank of Nova Scotia LOC, Landesbank Baden-Wurttemberg, JP Morgan Chase & Co., and Bank of New York LOC) (A-1/P-1)
4,000,000	3.56	08/07/2006	4,000,000
New York State Thruway Authority VRDN RB P-Floats-PA 1328 Series 2005 (AMBAC) (Merrill Lynch Capital Services SPA) (Aaa)(a)
8,750,000	4.00	07/06/2006	8,750,000
New York State Thruway Authority VRDN RB P-Floats-PT 2663 Series 2005 (AMBAC) (Merrill Lynch Capital Services SPA) (AAA/F1+)(a)
5,220,000	4.00	07/06/2006	5,220,000
New York State Thruway Authority VRDN RB P-Floats-PT 3216 Series 2005 (FSA) (Depfa Bank PLC SPA) (A-1+)(a)
1,330,000	3.99	07/06/2006	1,330,000
New York State Thruway Authority VRDN RB ROC II-R-4076 Series 2005 (FSA) (Citigroup Financial LOC) (Aaa)(a)
2,000,000	4.01	07/06/2006	2,000,000
New York State Thruway Authority VRDN RB Series 2005 CL-A (AMBAC) (Citibank N.A. SPA) (A-1+)(a)
3,000,000	4.02	07/06/2006	3,000,000
New York State Urban Development Corp. VRDN RB Series 2003 SG-164 (FGIC) (Societe Generale SPA) (A-1+)(a)
3,500,000	3.99	07/06/2006	3,500,000
Oneida County IDA VRDN RB for Civic Facility-Hamilton College Series 2002 (MBIA) (Bank of New York SPA) (Aaa)
1,370,000	3.95	07/05/2006	1,370,000
Orange County GO VRDN Series 2005-885 (JP Morgan Chase & Co. SPA) (Aa1)(b)
2,690,000	4.01	07/06/2006	2,690,000
Rensselaer County IDA VRDN RB for Rensselaer Polytechnic Institute Civic Facilities Project Series 1997 A (A-1/VMIG1)
3,310,000	4.03	07/06/2006	3,310,000
Tompkins County IDA VRDN RB for Ithaca College Project Series 2004 (XCLA) (Bank of America SPA) (Aaa)
4,000,000	3.94	07/06/2006	4,000,000
Tompkins County IDA VRDN RB for Ithaca College Project Series 2005 B (XCLA) (HSBC Bank N.A. SPA) (Aaa)
3,000,000	3.94	07/06/2006	3,000,000
Triborough Bridge & Tunnel Authority VRDN RB Refunding Series 2002 C (AMBAC) (Westdeutsche Landesbank AG SPA) (A-1+/Aaa)
3,650,000	3.93	07/06/2006	3,650,000
Triborough Bridge & Tunnel Authority VRDN RB Refunding Series 2005 B-1 (Depfa Bank PLC SPA) (A-1+/Aa2)
7,600,000	3.95	07/06/2006	7,600,000
Triborough Bridge & Tunnel Authority VRDN RB Refunding Series 2005 B-1 (Depfa Bank PLC SPA) (A-1+/Aa2)(c)
2,000,000	3.95	07/06/2006	2,000,000
Triborough Bridge & Tunnel Authority VRDN RB Series 2003 B (Dexia Credit Local SPA) (A-1+/Aa2)
5,025,000	3.95	07/05/2006	5,025,000
Triborough Bridge & Tunnel Authority VRDN RB Series 2003 F (ABN Amro Bank N.V. SPA) (A-1+/Aa2)
1,100,000	3.93	07/06/2006	1,100,000

			$412,244,264

The accompanying notes are an integral part of these financial statements.

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Puerto Rico—2.0%
Puerto Rico Industrial Tourist Educational VRDN RB AMT for Bristol-Myers Squibb Project Series 2000 (P-1)
$8,300,000	4.01%	07/06/2006	$8,300,000

Total Investments—100.0%			$420,544,264

Liabilities in Excess of Other Assets			$(2,630)

Net Assets—100.0%			$420,541,634

The percentage shown for each category reflects the value of investments in that category as a percentage of net assets.

(a)	Securities not registered under the Securities Act of 1933, as amended. Such securities have been determined to be liquid by the Investment Adviser. At June 30, 2006, these securities amounted to $144,960,500 or approximately 34.5% of net assets.
(b)	Securities not registered under the Securities Act of 1933, as amended. Such securities have been determined to be illiquid by the Investment Adviser. At June 30, 2006, these securities amounted to $2,690,000 or approximately 0.6% of net assets.
(c)	All or portion represents a forward commitment.
Interest rates represent either the stated coupon rate, or for floating rate securities, the current reset rate, which is based upon current interest rate indices.
Maturity dates represent either the stated date on the security, the next interest reset date for floating rate securities, or the prerefunded date for those types of securities.
Security ratings disclosed are issued by Standard & Poor’s / Moody’s Investors Service/ Fitch. A description of the ratings is available in the Portfolio’s Statement of Additional Information.

Investment Abbreviations:

AMBAC	—	Insured by American Municipal Bond Assurance Corp.
AMT	—	Alternative Minimum Tax
CP	—	Commercial Paper
FGIC	—	Insured by Financial Guaranty Insurance Co.
FGIC-TCRS	—	Insured by Financial Guaranty Insurance Co.
	—	Transferable Custodial Receipts
FHLMC	—	Insured by Federal Home Loan Mortgage Corp.
FNMA	—	Insured by Federal National Mortgage Association
FSA	—	Insured by Financial Security Assurance Co.
GO	—	General Obligation
IDA	—	Industrial Development Authority
LOC	—	Letter of Credit
MBIA	—	Insured by Municipal Bond Investors Assurance
MBIA-IBC	—	Insured by Municipal Bond Investors Assurance— Insured Bond Certificates
MF Hsg	—	Multi-Family Housing
RB	—	Revenue Bond
RMKT	—	Remarketed
ROCS	—	Reset Option Certificates
SPA	—	Stand-by Purchase Agreement
TANS	—	Tax Anticipation Notes
VRDN	—	Variable Rate Demand Notes
XLCA	—	Insured by XL Capital Assurance, Inc.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

ILA Portfolios (continued)
June 30, 2006 (Unaudited)
ADDITIONAL INVESTMENT INFORMATION
Joint Repurchase Agreement Account I— At June 30, 2006, the Treasury Obligations Portfolio had an undivided interest in the following Joint Repurchase Agreement Account I which equaled $923,400,000 in principal amount.

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

ABN Amro, Inc.	$1,500,000,000	4.50%	07/03/2006	$1,500,562,500

Banc of America Securities LLC	300,000,000	4.20	07/03/2006	300,105,000

Barclays Capital PLC	200,000,000	4.50	07/03/2006	200,075,000

Bear Stearns	750,000,000	4.50	07/03/2006	750,281,250

Deutsche Bank Securities, Inc.	347,300,000	4.50	07/03/2006	347,430,238

J.P. Morgan Securities, Inc.	500,000,000	4.50	07/03/2006	500,187,500

Lehman Brothers	200,000,000	4.50	07/03/2006	200,075,000

Merrill Lynch	500,000,000	4.30	07/03/2006	500,179,167

Morgan Stanley & Co.	1,500,000,000	4.60	07/03/2006	1,500,575,000

UBS Securities LLC	1,000,000,000	4.60	07/03/2006	1,000,383,333

TOTAL	$6,797,300,000			$6,799,853,988

At June 30, 2006, the Joint Repurchase Agreement Account I was fully collateralized by U.S. Treasury Bills, 0.00%, due 07/06/2006 to 12/28/2006; U.S. Treasury Bonds, 6.25% to 13.25%, due 01/15/2011 to 05/15/2016; U.S. Treasury Bonds Callable, 0.00% to 14.00%, due 01/15/2011 to 11/15/2014; U.S. Treasury Interest-Only Stripped Securities, 0.00%, due 08/15/2006 to 05/15/2016; U.S. Treasury Notes, 2.25% to 7.00%, due 07/15/2006 to 05/15/2016 and U.S. Treasury Principal-Only Stripped Securities, 0.00% to 11.25%, due 08/15/2006 to 05/15/2016. The aggregate market value of the collateral, including accrued interest, was $6,934,936,514.

The accompanying notes are an integral part of these financial statements.

ADDITIONAL INVESTMENT INFORMATION (continued)
Joint Repurchase Agreement Account II— At June 30, 2006, certain Portfolios had undivided interests in the Joint Repurchase Agreement Account II, as follows:

Principal
Portfolio	Amount

Prime Obligations	$265,700,000

Money Market	864,300,000

Government	70,800,000

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

Banc of America Securities LLC	$2,860,000,000	5.30%	07/03/2006	$2,861,263,167

Barclays Capital PLC	1,500,000,000	5.32	07/03/2006	1,500,665,000

Bear Stearns	500,000,000	5.31	07/03/2006	500,221,250

Deutsche Bank Securities, Inc.	1,000,000,000	5.20	07/03/2006	1,000,433,333

Greenwich Capital Markets	300,000,000	5.32	07/03/2006	300,133,000

J.P. Morgan Securities, Inc.	400,000,000	5.28	07/03/2006	400,176,000

Merrill Lynch	500,000,000	5.25	07/03/2006	500,218,750

Morgan Stanley & Co.	3,000,000,000	5.25	07/03/2006	3,001,312,500

UBS Securities LLC	1,050,000,000	5.25	07/03/2006	1,050,459,375

UBS Securities LLC	475,000,000	5.30	07/03/2006	475,209,792

UBS Securities LLC	400,000,000	5.34	07/03/2006	400,178,000

Wachovia Capital Markets	250,000,000	5.26	07/03/2006	250,109,583

TOTAL	$12,235,000,000			$12,240,379,750

At June 30, 2006, the Joint Repurchase Agreement Account II was fully collateralized by Federal Home Loan Bank, 0.00% to 11.00%, due 07/07/2006 to 04/20/2016; Federal Home Loan Mortgage Association, 3.00% to 8.50%, due 02/01/2007 to 07/01/2036; Federal National Mortgage Association, 0.00% to 10.50%, due 02/01/2007 to 07/01/2036; and U.S. Treasury Bonds, 5.00% to 7.14%, due 11/13/2008 to 10/20/2018. The aggregate market value of the collateral, including accrued interest, was $12,492,409,737.

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust— Institutional Liquid Assets Portfolios

Statements of Assets and Liabilities
June 30, 2006 (Unaudited)

	Prime	Money
	Obligations	Market	Government
	Portfolio	Portfolio	Portfolio

Assets:
Investments in securities, based on amortized cost— unaffiliated issuers	$246,281,188	$1,009,029,459	$21,468,108
Repurchase agreements, at value based on amortized cost— unaffiliated issuers	280,700,000	934,300,000	72,800,000
Cash	42,812	77,151	9,420
Receivables:
Interest	1,133,024	3,832,286	96,604
Investment securities sold	—	—	—
Fund shares sold	—	426,632	—
Reimbursement from investment adviser	10,845	—	15,498
Other assets	22,804	16,640	777

Total assets	528,190,673	1,947,682,168	94,390,407

Liabilities:
Payables:
Investment securities purchased	—	—	—
Dividend distribution	235,710	48,970	12,632
Amounts owed to affiliates	247,869	828,932	31,591
Fund shares repurchased	—	364,906	6,000
Accrued expenses and other liabilities	139,444	170,827	86,198

Total liabilities	623,023	1,413,635	136,421

Net Assets:
Paid-in capital	527,573,102	1,946,267,096	94,253,742
Undistributed (distributions in excess of) net investment income	12,035	(699)	2,326
Accumulated net realized gain (loss) on investments	(17,487)	2,136	(2,082)

Net assets	$527,567,650	$1,946,268,533	$94,253,986

Net asset value, offering and redemption price per unit/share	$1.00	$1.00	$1.00

Net Assets:
ILA Units	136,285,483	447,663,082	19,958,114
ILA Administration Units	89,042,680	1,075,591,014	8,445,207
ILA Service Units	264,745,974	255,879,842	61,804,431
ILA Class B Units	12,447,732	—	—
ILA Class C Units	19,089,063	—	—
ILA Cash Management Shares	5,956,718	167,134,595	4,046,234

Units/ Shares outstanding:
ILA Units	136,286,891	447,662,751	19,915,659
ILA Administration Units	89,043,600	1,075,590,220	8,444,754
ILA Service Units	264,748,710	255,879,653	61,791,473
ILA Class B Units	12,447,861	—	—
ILA Class C Units	19,089,260	—	—
ILA Cash Management Shares	5,956,780	167,134,472	4,046,224

Total units/shares of beneficial interest outstanding, $0.001 par value (unlimited number of units/shares authorized)	527,573,102	1,946,267,096	94,198,110

The accompanying notes are an integral part of these financial statements.

Treasury	Treasury		Tax-Exempt	Tax-Exempt	Tax-Exempt
Obligations	Instruments	Federal	Diversified	California	New York
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

$—	$363,808,739	$2,590,280,555	$2,465,697,245	$652,098,997	$420,544,264

994,800,000	—	—	—	—	—
23,697	8,396	50,495	543,784	3,363,973	102,715

696,392	—	6,648,548	11,813,639	4,379,305	2,170,620
—	—	—	—	2,014,480	—
—	—	—	—	—	—
—	10,388	—	—	2,502	3,824
59,658	4,966	80,778	20,353	9,335	4,224

995,579,747	363,832,489	2,597,060,376	2,478,075,021	661,868,592	422,825,647

—	—	—	153,942,559	14,341,828	2,000,433
3,046,175	949,439	134,466	148,571	63,778	7,980
315,064	118,449	1,133,591	1,027,642	264,629	193,890
—	—	—	3,935	—	—
445,081	171,174	224,518	133,074	75,213	81,710

3,806,320	1,239,062	1,492,575	155,255,781	14,745,448	2,284,013

991,824,336	362,583,870	2,595,617,158	2,322,838,694	647,154,475	420,540,373
195,867	74,258	104,102	—	—	—
(246,776)	(64,701)	(153,459)	(19,454)	(31,331)	1,261

$991,773,427	$362,593,427	$2,595,567,801	$2,322,819,240	$647,123,144	$420,541,634

$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

46,288,952	18,529,528	430,681,418	393,251,790	195,690,409	75,933,658
14,284,342	31,652,484	1,822,920,853	1,749,988,554	410,626,739	272,286,942
755,711,075	296,008,890	212,191,732	22,411,234	1,724	72,997
—	—	—	—	—	—
—	—	—	—	—	—
175,489,058	16,402,525	129,773,798	157,167,662	40,804,272	72,248,037

46,291,328	18,529,039	430,689,608	393,161,631	195,659,720	75,930,933
14,285,075	31,651,652	1,822,955,517	1,749,941,198	410,615,311	272,282,586
755,749,867	296,001,086	212,195,767	22,403,830	1,724	72,976
—	—	—	—	—	—
—	—	—	—	—	—
175,498,066	16,402,093	129,776,266	157,121,937	40,796,733	72,245,770

991,824,336	362,583,870	2,595,617,158	2,322,628,596	647,073,488	420,532,265

Goldman Sachs Trust— Institutional Liquid Assets Portfolios

Statements of Operations
For the Six Months Ended June 30, 2006 (Unaudited)

	Prime	Money
	Obligations	Market	Government
	Portfolio	Portfolio	Portfolio

Investment income:
Interest income—unaffiliated	$12,258,672	$46,054,408	$2,133,608
Interest income—affiliated	—	75,278	—

Total investment income	12,258,672	46,129,686	2,133,608

Expenses:
Portfolio-Level Expenses:
Management fees	901,786	3,396,433	158,168
Transfer Agent fees	103,061	388,164	18,076
Custody and accounting fees	52,909	111,442	25,216
Professional fees	41,373	42,487	39,213
Registration fees	46,570	26,008	38,491
Printing fees	15,120	17,379	7,552
Trustee fees	6,985	6,985	6,985
Other	31,114	40,200	11,687

Subtotal	1,198,918	4,029,098	305,388
Class Specific Expenses:
Service Unit fees	480,439	509,861	102,288
Administration Unit fees	69,257	776,764	6,879
Distribution and Service fees—Class B and Class C units	148,707	—	—
Distribution and Service fees—Cash Management Shares	20,069	426,115	18,973
Cash Management Share fees	20,069	426,115	18,973

Total expenses	1,937,459	6,167,953	452,501
Less—expense reductions	(99,280)	(367,377)	(126,518)

Net expenses	1,838,179	5,800,576	325,983

Net investment income	$10,420,493	$40,329,110	$1,807,625

Net realized gain (loss) on investment transactions	(9,879)	2,136	297

Net increase in net assets resulting from operations	$10,410,614	$40,331,246	$1,807,922

The accompanying notes are an integral part of these financial statements.

Treasury	Treasury		Tax-Exempt	Tax-Exempt	Tax-Exempt
Obligations	Instruments	Federal	Diversified	California	New York
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

$22,462,991	$9,389,943	$62,750,057	$39,777,315	$10,232,096	$6,779,915
—	—	—	—	—	—

22,462,991	9,389,943	62,750,057	39,777,315	10,232,096	6,779,915

1,691,511	728,920	4,694,780	4,210,301	1,096,753	720,981
193,316	83,305	536,546	481,177	125,343	82,398
77,634	45,447	156,268	137,946	56,461	44,436
43,487	41,373	43,485	41,911	45,052	39,213
21,172	40,086	14,033	15,952	12,042	8,405
13,692	9,821	21,650	25,346	11,575	9,939
6,985	6,985	6,985	6,985	6,985	6,985
34,632	21,087	53,136	22,858	17,605	15,126

2,082,429	977,024	5,526,883	4,942,476	1,371,816	927,483

1,380,257	675,725	371,786	44,929	4	144
10,401	25,872	1,283,888	1,269,059	281,271	189,630
—	—	—	—	—	—
482,519	57,214	324,615	435,174	84,079	190,930
482,519	57,214	324,615	435,174	84,079	190,930

4,438,125	1,793,049	7,831,787	7,126,812	1,821,249	1,499,117
(415,784)	(125,251)	(289,448)	(391,140)	(86,913)	(198,699)

4,022,341	1,667,798	7,542,339	6,735,672	1,734,336	1,300,418

$18,440,650	$7,722,145	$55,207,718	$33,041,643	$8,497,760	$5,479,497

(83,430)	(62,921)	(82,666)	(7,589)	6,202	2,439

$18,357,220	$7,659,224	$55,125,052	$33,034,054	$8,503,962	$5,481,936

Goldman Sachs Trust—Institutional Liquid Assets Portfolios

Statements of Changes in Net Assets

	Prime Obligations Portfolio

	For the
	Six Months
	Ended	For the
	June 30, 2006	Year Ended
	(Unaudited)	December 31, 2005

From operations:
Net investment income	$10,420,493	$13,180,686
Net realized gain (loss) on investment transactions	(9,879)	(7,608)

Net increase in net assets resulting from operations	10,410,614	13,173,078

Distributions to units/shareholders:
From net investment income:
ILA Units	(3,132,420)	(4,388,605)
ILA Administration Units	(1,915,284)	(2,328,562)
ILA Service Units	(4,723,598)	(5,817,072)
ILA Class B Units	(187,993)	(290,240)
ILA Class C Units	(305,936)	(379,085)
ILA Cash Management Shares	(150,835)	(85,741)

Total distributions to unit/shareholders	(10,416,066)	(13,289,305)

From units/share transactions (at $1.00 per unit/share):
Proceeds from sales of units/shares	871,577,704	1,450,454,330
Reinvestment of dividends and distributions	9,266,015	11,857,225
Cost of units/shares repurchased	(865,009,451)	(1,422,095,220)

Net increase (decrease) in net assets resulting from share transactions	15,834,268	40,216,335

Net increase (decrease)	15,828,816	40,100,108
Net assets:
Beginning of period	511,738,834	471,638,726

End of period	$527,567,650	$511,738,834

Undistributed (distributions in excess of) net investment income	$12,035	$7,608

The accompanying notes are an integral part of these financial statements.

Money Market Portfolio		Government Portfolio		Treasury Obligations Portfolio

For the		For the		For the
Six Months		Six Months		Six Months
Ended	For the	Ended	For the	Ended	For the
June 30, 2006	Year Ended	June 30, 2006	Year Ended	June 30, 2006	Year Ended
(Unaudited)	December 31, 2005	(Unaudited)	December 31, 2005	(Unaudited)	December 31, 2005

$40,329,110	$49,012,039	$1,807,625	$2,719,526	$18,440,650	$21,748,450
2,136	—	297	(2,379)	(83,430)	(75,167)

40,331,246	49,012,039	1,807,922	2,717,147	18,357,220	21,673,283

(10,360,358)	(15,434,485)	(479,047)	(888,550)	(1,446,332)	(3,679,448)
(21,737,661)	(23,984,323)	(189,535)	(361,746)	(280,938)	(334,269)
(5,027,136)	(6,391,229)	(998,811)	(1,295,650)	(13,152,348)	(16,891,026)
—	—	—	—	—	—
—	—	—	—	—	—
(3,204,654)	(3,202,002)	(140,285)	(171,201)	(3,528,511)	(717,264)

(40,329,809)	(49,012,039)	(1,807,678)	(2,717,147)	(18,408,129)	(21,622,007)

2,840,454,902	10,379,098,590	659,838,559	871,128,421	1,026,679,650	2,306,418,824
40,127,110	46,748,780	1,724,995	2,590,134	1,344,820	3,565,834
(2,857,063,538)	(10,237,488,714)	(662,234,762)	(907,490,198)	(1,055,586,689)	(2,021,951,311)

23,518,474	188,358,656	(671,208)	(33,771,643)	(27,562,219)	288,033,347

23,519,911	188,358,656	(670,964)	(33,771,643)	(27,613,128)	288,084,623

1,922,748,622	1,734,389,966	94,924,950	128,696,593	1,019,386,555	731,301,932

$1,946,268,533	$1,922,748,622	$94,253,986	$94,924,950	$991,773,427	$1,019,386,555

$(699)	$—	$2,326	$2,379	$195,867	$163,346

Goldman Sachs Trust—Institutional Liquid Assets Portfolios

Statements of Changes in Net Assets

	Treasury Instruments Portfolio

	For the
	Six Months
	Ended	For the
	June 30, 2006	Year Ended
	(Unaudited)	December 31, 2005

From operations:
Net investment income	$7,722,145	$12,033,398
Net realized gain (loss) on investment transactions	(62,921)	27,751

Net increase in net assets resulting from operations	7,659,224	12,061,149

Distributions to units/shareholders:
From net investment income:
ILA Units	(425,730)	(862,562)
ILA Administration Units	(669,096)	(789,052)
ILA Service Units	(6,174,173)	(9,951,717)
ILA Cash Management Shares	(390,046)	(449,273)

Total distributions to unit/shareholders	(7,659,045)	(12,052,604)

From units/share transactions (at $1.00 per unit/share):
Proceeds from sales of units/shares	648,692,830	1,150,459,357
Reinvestment of dividends and distributions	1,335,920	1,968,766
Cost of units/shares repurchased	(703,716,077)	(1,191,166,226)

Net increase (decrease) in net assets resulting from share transactions	(53,687,327)	(38,738,103)

Net increase (decrease)	(53,687,148)	(38,729,558)
Net assets:
Beginning of period	416,280,575	455,010,133

End of period	$362,593,427	$416,280,575

Undistributed net investment income	$74,258	$11,158

The accompanying notes are an integral part of these financial statements.

Federal Portfolio		Tax-Exempt Diversified Portfolio		Tax-Exempt California Portfolio

For the		For the		For the
Six Months		Six Months		Six Months
Ended	For the	Ended	For the	Ended	For the
June 30, 2006	Year Ended	June 30, 2006	Year Ended	June 30, 2006	Year Ended
(Unaudited)	December 31, 2005	(Unaudited)	December 31, 2005	(Unaudited)	December 31, 2005

$55,207,718	$67,290,912	$33,041,643	$40,570,354	$8,497,760	$9,831,302
(82,666)	(69,620)	(7,589)	23,124	6,202	(1,992)

55,125,052	67,221,292	33,034,054	40,593,478	8,503,962	9,829,310

(13,784,831)	(22,761,480)	(7,356,901)	(12,834,539)	(3,048,249)	(4,011,234)
(35,387,267)	(36,354,160)	(23,378,233)	(25,211,011)	(5,062,964)	(5,544,135)
(3,599,564)	(5,147,091)	(279,869)	(322,140)	(21)	(26)
(2,400,016)	(2,961,292)	(2,026,640)	(2,202,664)	(386,526)	(275,907)

(55,171,678)	(67,224,023)	(33,041,643)	(40,570,354)	(8,497,760)	(9,831,302)

3,494,391,043	14,328,505,546	11,713,631,093	16,452,422,844	2,824,512,425	4,689,425,400
54,388,249	62,003,118	32,345,275	36,729,205	8,253,753	9,283,165
(3,547,370,154)	(14,528,405,786)	(11,573,936,880)	(16,537,157,539)	(2,782,387,485)	(4,598,749,096)

1,409,138	(137,897,122)	172,039,488	(48,005,490)	50,378,693	99,959,469

1,362,512	(137,899,853)	172,031,899	(47,982,366)	50,384,895	99,957,477

2,594,205,289	2,732,105,142	2,150,787,341	2,198,769,707	596,738,249	496,780,772

$2,595,567,801	$2,594,205,289	$2,322,819,240	$2,150,787,341	$647,123,144	$596,738,249

$104,102	$68,062	$—	$—	$—	$—

Goldman Sachs Trust—Institutional Liquid Assets Portfolios

Statements of Changes in Net Assets

	Tax-Exempt New York Portfolio

	For the
	Six Months
	Ended	For the
	June 30, 2006	Year Ended
	(Unaudited)	December 31, 2005

From operations:
Net investment income	$5,479,497	$6,652,812
Net realized gain (loss) on investment transactions	2,439	(543)

Net increase in net assets resulting from operations	5,481,936	6,652,269

Distributions to units/shareholders:
From net investment income:
ILA Units	(1,161,351)	(2,023,807)
ILA Administration Units	(3,449,767)	(3,605,578)
ILA Service Units	(883)	(20,518)
ILA Cash Management Shares	(867,496)	(1,002,909)

Total distributions to unit/shareholders	(5,479,497)	(6,652,812)

From units/share transactions (at $1.00 per unit/share):
Proceeds from sales of units/shares	1,375,333,815	2,021,616,633
Reinvestment of dividends and distributions	5,442,504	6,231,885
Cost of units/shares repurchased	(1,325,352,839)	(1,996,459,312)

Net increase in net assets resulting from share transactions	55,423,480	31,389,206

Net increase	55,425,919	31,388,663
Net assets:
Beginning of period	365,115,715	333,727,052

End of period	$420,541,634	$365,115,715

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust—Institutional Liquid Assets Portfolios

Notes to Financial Statements
June 30, 2006 (Unaudited)

1. Organization
Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940 (as amended) (the “Act”) as an open-end, management investment company. The Trust includes the Goldman Sachs—Institutional Liquid Assets Portfolios (collectively “ILA” or “Portfolios,” or individually, a “Portfolio”). ILA consists of nine portfolios: Prime Obligations, Money Market, Government, Treasury Obligations, Treasury Instruments, Federal, Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios. All the Portfolios are diversified except for the Tax-Exempt California and Tax-Exempt New York Portfolios. All ILA Portfolios offer ILA Units, ILA Administration Units, ILA Service Units and ILA Cash Management Shares. In addition, Prime Obligations offers ILA Class B and C Units. The investment objective of the Portfolios is to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high quality money market instruments. The Tax-Exempt Portfolios seek to provide unit/shareholders, to the extent consistent with the preservation of capital and prescribed portfolio standards, with a high level of income exempt from federal income tax by investing primarily in municipal instruments.
2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the ILA. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.
A. Investment Valuation—
ILA uses the amortized-cost method, as permitted by Rule 2a-7 under the Act, for valuing portfolio securities, which approximates market value. Under this method, all investments purchased at a discount or at a premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity.
B. Security Transactions and Interest Income—
Security transactions are recorded on trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. Net investment income (other than class specific expenses) and realized gains or losses are allocated daily to each class of units/shares of the Portfolios based upon the relative proportion of net assets of each class.
C. Federal Taxes—
It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable and tax-exempt income to its unit/shareholders. Accordingly, no federal tax provisions are required. Income distributions to unit/shareholders are declared and recorded daily and paid monthly by the Portfolios.
   The characterization of distributions to unit/shareholders for financial reporting purposes is determined in accordance with U.S. Federal income tax rules, which may differ from generally accepted accounting principles.

Goldman Sachs Trust—Institutional Liquid Assets Portfolios

Notes to Financial Statements (continued)
June 30, 2006 (Unaudited)

   At December 31, 2005, the following Portfolios had a capital loss carryforward for U.S. Federal tax purposes of approximately:

	Capital loss carryforward expiring:

Portfolio	2007	2008	2011	2012	2013	Total

Prime Obligations	$—	$—	$—	$—	$7,600	$7,600
Government	—	—	—	—	2,400	2,400
Treasury Obligations	—	—	—	—	163,300	163,300
Treasury Instruments	—	—	—	—	1,800	1,800
Federal	—	—	—	—	64,800	64,800
Tax-Exempt Diversified	—	—	—	5,100	—	5,100
Tax-Exempt California	5,000	4,400	14,300	11,800	2,000	37,500
Tax-Exempt New York	—	—	—	600	600	1,200
   The above amounts are available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations. Expiration occurs on December 31 of the year indicated.
   The amortized cost for each Portfolio stated in the accompanying Statements of Assets and Liabilities also represents aggregate cost for federal income tax purposes.
D. Expenses—
Expenses incurred by the Trust that do not specifically relate to an individual Portfolio of the Trust are allocated to the Portfolios on either a straight-line and/or pro rata basis depending upon the nature of the expense.
   Unit/Shareholders of Administration, Service, Class B, Class C and Cash Management Share classes bear all expenses and fees paid to service organizations under Distribution and Service, Administration and Service Plans as described in footnote 3.
E. Forward Commitment Transactions—
The Portfolios may enter into forward commitments. These transactions involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement. As a result of entering into these transactions, the Portfolios are required to segregate liquid assets equal to or greater than the market value of the corresponding transactions. The securities in the forward commitment transactions do not begin to accrue interest income until the settlement date of these securities. Losses may arise due to changes in the market value of the security or from the inability of counterparties to meet their obligations with respect to the terms of the transaction.
F. Repurchase Agreements—
Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Portfolios, including accrued interest, is required to equal or exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Portfolios may be delayed or limited and there may be a decline in the value of the collateral during the period while the Portfolios seek to assert their rights. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under triparty repurchase agreements.
   Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Portfolios, together with other registered investment companies having management agreements with Goldman Sachs Asset Management, L.P. (“GSAM”), or its affiliates, transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.
3. Agreements
GSAM, an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as an investment adviser pursuant to an Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Portfolios. Under the Agreement, GSAM manages the Portfolios, subject to the general supervision of the Trust’s Board of Trustees.
   As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Portfolios’ business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”) computed daily and payable monthly, at an annual rate equal to 0.35% of each Portfolio’s average daily net assets.
   GSAM has voluntarily agreed to reduce or limit the total operating expenses of each Portfolio (excluding Distribution and Service fees, Administration, Cash Management and Service plan fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any expense offset arrangements) such that total operating expenses will not exceed 0.434% of the average daily net assets of each Portfolio. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Portfolios are not obligated to reimburse GSAM for prior fiscal year expense reimbursement, if any.
   For the six months ended June 30, 2006, GSAM has voluntarily agreed to waive certain fees and reimburse other expenses. In addition, the Portfolios have entered into certain offset arrangements with the custodian resulting in a reduction in the Portfolios’ expenses. These expense reductions were as follows (in thousands):

	Other		CMS
	Expense	Custody	Share
	Reimburse-	Fee	Distribution
Portfolio	ments	Reductions	Fee Waiver	Total

Prime Obligations	$81	$1	$17	$99

Money Market	—	1	366	367

Government	109	1	17	127

Treasury Obligations	—	1	415	416

Treasury Instruments	73	3	49	125

Federal	—	10	279	289

Tax-Exempt Diversified	—	17	374	391

Tax-Exempt California	12	3	72	87

Tax-Exempt New York	34	1	164	199

   The Trust, on behalf of each Portfolio that offers Class B Units and Class C Units, has adopted a Distribution and Service Plan. Under the respective Distribution and Service Plan, Goldman Sachs is entitled to a monthly fee from each Portfolio for distribution services and personal and account maintenance fees equal to, on an annual basis, 0.75% and 0.25%, respectively, of the average daily net assets attributable to Class B and Class C Units which may be reallowed to Authorized Dealers.
   The Trust, on behalf of each Portfolio that offers Cash Management Shares, has adopted a Distribution Plan. Under the Distribution Plan, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee from each Portfolio for distribution services equal to, on an annual basis 0.50% of the average daily net assets attributable to Cash Management Shares. GSAM has voluntarily agreed to waive a portion of the Distribution fees equal to 0.43%, on an annual basis, of the average daily net assets attributable to Cash Management Shares.
   Goldman Sachs acts as ILA’s distributor under a Distribution Agreement for which it receives no additional compensation other than amounts related to the Distribution and Service Plan except for a portion of the ILA Prime Obligations Class B and Class C Units contingent deferred sales charges. During the six months ended June 30, 2006, Goldman Sachs has advised the Portfolio that it retained

Goldman Sachs Trust—Institutional Liquid Assets Portfolios

Notes to Financial Statements (continued)
June 30, 2006 (Unaudited)

approximately $100 in CDSC charges from Class C Units, and did not retain any amounts from Class B Units.
   The Trust, on behalf of each Portfolio, has adopted Administration and Service Plans (“the Plans”). The Plans allow for Administration Units, Service Units and Cash Management Shares, to compensate service organizations including affiliates of Goldman Sachs for providing varying levels of account administration and unitholder/shareholder liaison services to their customers who are beneficial owners of such units. The Plans provide for compensation to the service organizations in an amount equal to 0.15%, 0.40% and 0.50% (on an annualized basis), respectively, of the average daily net asset value of the respective units/shares.
   Goldman Sachs also serves as the Transfer Agent for the Portfolios and is entitled to a fee calculated daily and payable monthly at an annual rate of 0.04% of the average daily net assets of each class.
   At June 30, 2006, the amounts owed to GSAM and its affiliates were as follows (in thousands):

		Distribution	Transfer
	Management	and Service	Agent	Affiliated
Portfolio	Fees	Fees	Fees	Dealers	Total

Prime Obligations	$151	$26	$17	$54	$248

Money Market	558	9	64	198	829

Government	28	—	3	1	32

Treasury Obligations	273	10	31	1	315

Treasury Instruments	102	1	11	4	118

Federal	758	8	87	281	1,134

Tax-Exempt Diversified	671	9	77	271	1,028

Tax-Exempt California	179	2	20	64	265

Tax-Exempt New York	123	4	14	53	194

4. Line of Credit Facility
The Portfolios participate in a $400,000,000 committed, unsecured revolving line of credit facility together with other registered investment companies having management or investment advisory agreements with GSAM. Under the most restrictive arrangements, the Portfolios must own securities having a market value in excess of 300% of each Portfolio’s total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Portfolios based on the amount of the commitment that has not been utilized. During the six months ended June 30, 2006, the Portfolios did not have any borrowings under this facility.
5. Portfolio Concentrations
As a result of the Tax-Exempt Portfolios’ ability to invest a large percentage of their assets in obligations of issuers within certain states, they are subject to possible concentration risks associated with economic, political or legal developments or industrial or regional matters specifically affecting such states.
6. Other Matters
Exemptive Orders—Pursuant to SEC exemptive orders, The Goldman Sachs money market portfolios may enter into certain principal transactions, including repurchase agreements, with Goldman Sachs.
Legal Proceedings—Purported class and derivative action lawsuits were filed in April and May 2004 in the United States District Court for the Southern District of New York against the Goldman Sachs Group, Inc. (“GSG”), GSAM and certain related parties, including certain Goldman Sachs Funds including certain of these Funds, and the Trustees and Officers of the Trust. In June 2004, these lawsuits were consolidated into one action and in November 2004 a consolidated and amended complaint was filed against GSG, GSAM, Goldman Sachs Asset Management International (“GSAMI”), Goldman Sachs and certain related parties including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. The Prime Obligations and Tax-Exempt Diversified Portfolios, along with other investment portfolios of the Trust, were named as nominal defendants in the amended complaint. Plaintiffs filed a second amended consolidated complaint on April 15, 2005. The second amended consolidated complaint alleges violations of the Act and the Investment Advisers Act of 1940. The complaint also asserts claims involving common law breach of fiduciary duty and unjust enrichment. The complaint alleges, among other things, that between April 2, 1999 and January 9, 2004 (the ”Class Period”), GSAM and other defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Act which were necessary to prevent such registration statements and reports from being materially false and misleading. The complaint further alleges that the Goldman Sachs Funds paid excessive and improper advisory fees to Goldman Sachs. The complaint also alleges that GSAM and GSAMI used 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties in connection with the foregoing. On January 13, 2006, all claims against the defendants were dismissed by the U.S. District Court. On February 22, 2006, the plaintiffs appealed this decision.
   Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class action and derivative action lawsuit will have a material adverse financial impact on the Funds is remote, and the pending action is not likely to materially affect their ability to provide investment management services to their clients, including the Goldman Sachs Funds.
New Accounting Pronouncements—On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolios’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

Goldman Sachs Trust—Institutional Liquid Assets Portfolios

Notes to Financial Statements (continued)
June 30, 2006 (Unaudited)

7. Summary of Unit/ Share Transactions (at $1.00 per unit/share)
Unit/share activity is as follows:

	Prime Obligations Portfolio

	For the
	Six Months Ended	For the
	June 30, 2006	Year Ended
	(Unaudited)	December 31, 2005

ILA Units:
Units sold	332,784,829	515,946,048
Reinvestment of dividends and distributions	2,172,593	3,299,034
Units repurchased	(334,021,833)	(544,634,794)

	935,589	(25,389,712)

ILA Administration Units:
Units sold	154,328,159	375,992,872
Reinvestment of dividends and distributions	1,906,140	2,257,815
Units repurchased	(177,670,785)	(332,802,171)

	(21,436,486)	45,448,516

ILA Service Units:
Units sold	284,720,222	448,500,456
Units converted from ILA Class B(a)	558,060	752,274
Reinvestment of dividends and distributions	4,563,092	5,577,810
Units repurchased	(253,330,193)	(431,883,040)

	36,511,181	22,947,500

ILA Class B Units:
Units sold	5,594,376	8,680,396
Units converted to ILA Service(a)	(558,060)	(752,274)
Reinvestment of dividends and distributions	170,536	266,143
Units repurchased	(5,062,673)	(13,966,342)

	144,179	(5,772,077)

ILA Class C Units:
Units sold	10,604,418	28,437,156
Reinvestment of dividends and distributions	302,803	374,299
Units repurchased	(11,598,675)	(24,094,942)

	(691,454)	4,716,513

ILA Cash Management Shares:
Shares sold	83,545,700	72,897,402
Reinvestment of dividends and distributions	150,851	82,124
Shares repurchased	(83,325,292)	(74,713,931)

	371,259	(1,734,405)

Net increase (decrease) in units/shares	15,834,268	40,216,335

(a)	Class B Units will automatically convert into Service Units at the end of the calendar quarter that is eight years after the initial purchase date of either the Portfolio or another Goldman Sachs Fund.

Money Market Portfolio		Government Portfolio		Treasury Obligations Portfolio

For the		For the		For the
Six Months Ended	For the	Six Months Ended	For the	Six Months Ended	For the
June 30, 2006	Year Ended	June 30, 2006	Year Ended	June 30, 2006	Year Ended
(Unaudited)	December 31, 2005	(Unaudited)	December 31, 2005	(Unaudited)	December 31, 2005

360,313,165	1,562,392,976	26,354,577	93,550,774	369,972,688	651,431,843
10,315,920	14,933,865	460,866	835,790	1,027,860	3,234,702
(501,174,071)	(1,545,644,265)	(33,967,956)	(118,561,481)	(414,287,423)	(721,115,802)

(130,544,986)	31,682,576	(7,152,513)	(24,174,917)	(43,286,875)	(66,449,257)

1,012,655,808	5,483,422,080	21,608,455	77,594,136	51,845,648	81,686,293
21,658,450	22,392,150	189,352	359,165	278,495	304,626
(906,578,585)	(5,390,216,071)	(24,430,581)	(79,483,918)	(49,212,144)	(83,517,409)

127,735,673	115,598,159	(2,632,774)	(1,530,617)	2,911,999	(1,526,490)

1,247,763,545	2,665,439,568	36,741,074	35,630,441	525,279,961	1,389,797,925

4,948,150	6,303,818	967,518	1,262,970	35,118	20,774
(1,259,277,183)	(2,652,922,961)	(26,259,715)	(43,491,099)	(525,989,366)	(1,187,785,910)

(6,565,488)	18,820,425	11,448,877	(6,597,688)	(674,287)	202,032,789

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

—	—	—	—	—	—

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

—	—	—	—	—	—

219,722,384	667,843,966	575,134,453	664,353,070	79,581,353	183,502,763
3,204,591	3,118,947	107,259	132,209	3,347	5,732
(190,033,700)	(648,705,417)	(577,576,510)	(665,953,700)	(66,097,756)	(29,532,190)

32,893,275	22,257,496	(2,334,798)	(1,468,421)	13,486,944	153,976,305

23,518,474	118,358,656	(671,208)	(33,771,643)	(27,562,219)	288,033,347

Goldman Sachs Trust—Institutional Liquid Assets Portfolios

Notes to Financial Statements (continued)
June 30, 2006 (Unaudited)

7. Summary of Unit/ Share Transactions (at $1.00 per unit/share) (continued)
Unit/share activity is as follows:

	Treasury Instruments Portfolio

	For the
	Six Months Ended	For the
	June 30, 2006	Year Ended
	(Unaudited)	December 31, 2005

ILA Units:
Units sold	25,501,185	138,694,280
Reinvestment of dividends and distributions	425,428	782,128
Units repurchased	(33,514,802)	(147,195,164)

	(7,588,189)	(7,718,756)

ILA Administration Units:
Units sold	59,051,220	219,909,042
Reinvestment of dividends and distributions	605,308	750,578
Units repurchased	(65,747,361)	(216,020,316)

	(6,090,833)	4,639,304

ILA Service Units:
Units sold	527,355,860	732,026,795
Reinvestment of dividends and distributions	—	—
Units repurchased	(557,025,611)	(778,651,400)

	(29,669,751)	(46,624,605)

ILA Cash Management Shares:
Shares sold	36,784,565	59,829,240
Reinvestment of dividends and distributions	305,184	436,060
Shares repurchased	(47,428,303)	(49,299,346)

	(10,338,554)	10,965,954

Net increase (decrease) in units/shares	(53,687,327)	(38,738,103)

Federal Portfolio		Tax-Exempt Diversified Portfolio		Tax-Exempt California Portfolio

For the		For the		For the
Six Months Ended	For the	Six Months Ended	For the	Six Months Ended	For the
June 30, 2006	Year Ended	June 30, 2006	Year Ended	June 30, 2006	Year Ended
(Unaudited)	December 31, 2005	(Unaudited)	December 31, 2005	(Unaudited)	December 31, 2005

455,693,937	2,988,822,489	1,281,579,015	2,780,747,617	523,302,527	1,076,297,859
13,753,728	20,745,714	7,287,259	11,725,456	2,921,716	3,820,976
(822,950,104)	(3,162,929,512)	(1,529,785,060)	(2,855,679,702)	(599,342,843)	(1,019,450,189)

(353,502,439)	(153,361,309)	(240,918,786)	(63,206,629)	(73,118,600)	60,668,646

1,861,399,324	8,484,578,822	9,533,855,576	12,191,704,779	2,057,179,874	3,289,933,491
35,387,018	34,448,978	22,987,814	22,882,041	4,945,475	5,195,419
(1,555,283,732)	(8,450,241,940)	(9,151,578,013)	(12,208,532,488)	(1,952,047,015)	(3,268,502,028)

341,502,610	68,785,860	405,265,377	6,054,332	110,078,334	26,626,882

1,022,486,567	2,232,849,254	35,286,695	69,383,888	120	—
2,847,508	3,961,248	106,065	121,304	21	26
(1,017,319,440)	(2,262,855,919)	(37,309,175)	(68,829,502)	(120)	—

8,014,635	(26,045,417)	(1,916,415)	675,690	21	26

154,811,215	622,254,981	862,909,807	1,410,586,560	244,029,904	323,194,050
2,399,995	2,847,178	1,964,137	2,000,404	386,541	266,744
(151,816,878)	(652,378,415)	(855,264,632)	(1,404,115,847)	(230,997,507)	(310,796,879)

5,394,332	(27,276,256)	9,609,312	8,471,117	13,418,938	12,663,915

1,409,138	(137,897,122)	172,039,488	(48,005,490)	50,378,693	99,959,469

Goldman Sachs Trust—Institutional Liquid Assets Portfolios

Notes to Financial Statements (continued)
June 30, 2006 (Unaudited)

7. Summary of Unit/ Share Transactions (at $1.00 per unit/share) (continued)
Unit/share activity is as follows:

	Tax-Exempt New York Portfolio

	For the
	Six Months Ended	For the
	June 30, 2006	Year Ended
	(Unaudited)	December 31, 2005

ILA Units:
Units sold	221,099,988	485,046,422
Reinvestment of dividends and distributions	1,146,802	1,790,778
Units repurchased	(246,581,735)	(486,312,098)

	(24,334,945)	525,102

ILA Administration Units:
Units sold	946,033,991	1,223,878,130
Reinvestment of dividends and distributions	3,427,328	3,468,168
Units repurchased	(883,660,307)	(1,194,996,971)

	65,801,012	32,349,327

ILA Service Units:
Units sold	—	3,000,000
Reinvestment of dividends and distributions	883	20,405
Units repurchased	—	(3,104,383)

	883	(83,978)

ILA Cash Management Shares:
Shares sold	208,199,836	309,692,081
Reinvestment of dividends and distributions	867,491	952,534
Shares repurchased	(195,110,797)	(312,045,860)

	13,956,530	(1,401,245)

Net increase in units/shares	55,423,480	31,389,206

Goldman Sachs Trust—Institutional Liquid Assets Portfolios

Financial Highlights
Selected Data for a Unit/Share Outstanding Throughout Each Period
Prime Obligations Portfolio

											Ratios assuming no
											expense reductions

									Ratio of net				Ratio of net
	Net asset			Net asset		Net assets	Ratio of net		investment		Ratio of total		investment
	value,	Net	Distributions	value,		end	expenses to		income to		expenses to		income (loss)
	beginning	investment	to unit/	end	Total	of period	average net		average net		average net		to average
Year—Share Class	of period	income(a)	shareholders	of period	return(b)	(in 000’s)	assets		assets		assets		net assets

For the Six Months Ended June 30, (Unaudited)

2006-ILA Units	$1.00	$0.021	$(0.021)	$1.00	2.16%	$136,285	0.43	%(c)	4.32	%(c)	0.47	%(c)	4.29	%(c)
2006-ILA Administration Units	1.00	0.021	(0.021)	1.00	2.09	89,043	0.58	(c)	4.15	(c)	0.62	(c)	4.12	(c)
2006-ILA Service Units	1.00	0.019	(0.019)	1.00	1.96	264,746	0.83	(c)	3.93	(c)	0.87	(c)	3.90	(c)
2006-ILA B Units	1.00	0.016	(0.016)	1.00	1.66	12,448	1.43	(c)	3.33	(c)	1.46	(c)	3.29	(c)
2006-ILA C Units	1.00	0.016	(0.016)	1.00	1.66	19,089	1.43	(c)	3.32	(c)	1.47	(c)	3.29	(c)
2006-ILA Cash Management Shares	1.00	0.019	(0.019)	1.00	1.88	5,957	1.00	(c)	3.76	(c)	1.46	(c)	3.30	(c)

For the Years Ended December 31,

2005-ILA Units	1.00	0.029	(0.029)	1.00	2.91	135,351	0.43		2.81		0.46		2.78
2005-ILA Administration Units	1.00	0.027	(0.027)	1.00	2.75	110,480	0.58		2.79		0.61		2.76
2005-ILA Service Units	1.00	0.025	(0.025)	1.00	2.50	228,238	0.83		2.45		0.86		2.42
2005-ILA B Units	1.00	0.019	(0.019)	1.00	1.90	12,304	1.43		1.80		1.46		1.77
2005-ILA C Units	1.00	0.019	(0.019)	1.00	1.90	19,781	1.43		1.87		1.46		1.84
2005-ILA Cash Management Shares	1.00	0.023	(0.023)	1.00	2.32	5,585	1.00		2.29		1.46		1.83

2004-ILA Units	1.00	0.010	(0.010)	1.00	1.00	160,780	0.43		1.00		0.47		0.96
2004-ILA Administration Units	1.00	0.008	(0.008)	1.00	0.85	65,049	0.58		0.86		0.62		0.82
2004-ILA Service Units	1.00	0.006	(0.006)	1.00	0.60	205,341	0.83		0.63		0.87		0.59
2004-ILA B Units	1.00	0.003	(0.003)	1.00	0.35	18,080	1.07		0.35		1.47		(0.05)
2004-ILA C Units	1.00	0.003	(0.003)	1.00	0.35	15,068	1.07		0.36		1.47		(0.04)
2004-ILA Cash Management Shares	1.00	0.004	(0.004)	1.00	0.45	7,321	0.97		0.40		1.47		(0.10)

2003-ILA Units	1.00	0.008	(0.008)	1.00	0.79	168,536	0.44		0.81		0.44		0.81
2003-ILA Administration Units	1.00	0.006	(0.006)	1.00	0.64	66,235	0.59		0.65		0.59		0.65
2003-ILA Service Units	1.00	0.004	(0.004)	1.00	0.39	172,154	0.84		0.39		0.84		0.39
2003-ILA B Units	1.00	0.002	(0.002)	1.00	0.24	26,359	0.99		0.24		1.44		(0.21)
2003-ILA C Units	1.00	0.002	(0.002)	1.00	0.24	16,345	0.99		0.24		1.44		(0.21)
2003-ILA Cash Management Shares	1.00	0.003	(0.003)	1.00	0.27	9,250	0.96		0.26		1.44		(0.22)

2002-ILA Units	1.00	0.01	(0.01)	1.00	1.45	573,280	0.43		1.42		0.44		1.41
2002-ILA Administration Units	1.00	0.01	(0.01)	1.00	1.30	77,988	0.58		1.29		0.59		1.28
2002-ILA Service Units	1.00	0.01	(0.01)	1.00	1.05	179,945	0.83		1.03		0.84		1.02
2002-ILA B Units	1.00	—(d)	—(d)	1.00	0.48	39,904	1.39		0.46		1.44		0.41
2002-ILA C Units	1.00	—(d)	—(d)	1.00	0.48	18,241	1.39		0.47		1.44		0.42
2002-ILA Cash Management Shares	1.00	0.01	(0.01)	1.00	0.87	9,917	1.00		0.90		1.44		0.46

2001-ILA Units	1.00	0.04	(0.04)	1.00	3.79	443,213	0.43		3.70		0.43		3.70
2001-ILA Administration Units	1.00	0.04	(0.04)	1.00	3.63	123,869	0.58		3.38		0.58		3.38
2001-ILA Service Units	1.00	0.03	(0.03)	1.00	3.38	152,735	0.83		3.25		0.83		3.25
2001-ILA B Units	1.00	0.03	(0.03)	1.00	2.76	32,731	1.43		2.51		1.43		2.51
2001-ILA C Units	1.00	0.03	(0.03)	1.00	2.76	15,396	1.43		2.56		1.43		2.56
2001-ILA Cash Management Shares	1.00	0.03	(0.03)	1.00	3.20	24,547	1.00		3.34		1.43		2.91

(a)	Calculated based on the average units/shares outstanding methodology.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a unitholder/shareholder would pay on portfolio distributions. Total returns for periods less than one full year are not annualized.
(c)	Annualized.

(d)	Less than $.005 per unit.

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust—Institutional Liquid Assets Portfolios

Financial Highlights (continued)
Selected Data for a Unit/ Share Outstanding Throughout Each Period
Money Market Portfolio

											Ratios assuming no
											expense reductions

									Ratio of net				Ratio of net
	Net asset			Net asset		Net assets	Ratio of net		investment		Ratio of total		investment
	value,	Net	Distributions	value,		end	expenses to		income to		expenses to		income (loss)
	beginning	investment	to unit/	end	Total	of period	average net		average net		average net		to average
Year—Share Class	of period	income(a)	shareholders	of period	return(b)	(in 000’s)	assets		assets		assets		net assets

For the Six Months Ended June 30, (Unaudited)

2006-ILA Units	$1.00	$0.022	$(0.022)	$1.00	2.17%	$447,663	0.42	%(c)	4.32	%(c)	0.42	%(c)	4.32	%(c)
2006-ILA Administration Units	1.00	0.021	(0.021)	1.00	2.10	1,075,591	0.57	(c)	4.20	(c)	0.57	(c)	4.20	(c)
2006-ILA Service Units	1.00	0.020	(0.020)	1.00	1.97	255,880	0.82	(c)	3.94	(c)	0.82	(c)	3.94	(c)
2006-ILA Cash Management Shares	1.00	0.019	(0.019)	1.00	1.88	167,135	0.99	(c)	3.76	(c)	1.42	(c)	3.32	(c)

For the Years Ended December 31,

2005-ILA Units	1.00	0.029	(0.029)	1.00	2.91	578,208	0.41		2.85		0.41		2.85
2005-ILA Administration Units	1.00	0.027	(0.027)	1.00	2.75	947,855	0.56		2.73		0.56		2.73
2005-ILA Service Units	1.00	0.025	(0.025)	1.00	2.50	262,445	0.81		2.48		0.81		2.48
2005-ILA Cash Management Shares	1.00	0.023	(0.023)	1.00	2.32	134,241	0.98		2.27		1.41		1.84

2004-ILA Units	1.00	0.010	(0.010)	1.00	1.03	546,525	0.42		1.02		0.42		1.02
2004-ILA Administration Units	1.00	0.009	(0.009)	1.00	0.88	832,256	0.57		0.91		0.57		0.91
2004-ILA Service Units	1.00	0.006	(0.006)	1.00	0.62	243,625	0.82		0.61		0.82		0.61
2004-ILA Cash Management Shares	1.00	0.005	(0.005)	1.00	0.48	111,984	0.95		0.36		1.42		(0.11)

2003-ILA Units	1.00	0.008	(0.008)	1.00	0.84	502,405	0.41		0.85		0.41		0.85
2003-ILA Administration Units	1.00	0.007	(0.007)	1.00	0.69	598,213	0.56		0.67		0.56		0.67
2003-ILA Service Units	1.00	0.004	(0.004)	1.00	0.44	294,025	0.81		0.44		0.81		0.44
2003-ILA Cash Management Shares	1.00	0.003	(0.003)	1.00	0.32	324,304	0.93		0.31		1.41		(0.17)

2002-ILA Units	1.00	0.02	(0.02)	1.00	1.53	825,207	0.41		1.53		0.41		1.53
2002-ILA Administration Units	1.00	0.01	(0.01)	1.00	1.37	429,751	0.56		1.36		0.56		1.36
2002-ILA Service Units	1.00	0.01	(0.01)	1.00	1.12	302,354	0.81		1.12		0.81		1.12
2002-ILA Cash Management Shares	1.00	0.01	(0.01)	1.00	0.95	250,759	0.98		0.98		1.41		0.55

2001-ILA Units	1.00	0.04	(0.04)	1.00	4.02	1,156,176	0.41		4.13		0.41		4.13
2001-ILA Administration Units	1.00	0.04	(0.04)	1.00	3.87	394,078	0.56		3.73		0.56		3.73
2001-ILA Service Units	1.00	0.04	(0.04)	1.00	3.61	312,776	0.81		3.55		0.81		3.55
2001-ILA Cash Management Shares	1.00	0.03	(0.03)	1.00	3.43	419,362	0.98		3.33		1.41		2.90

(a)	Calculated based on the average units/ shares outstanding methodology.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a unitholder/shareholder would pay on portfolio distributions. Total returns for periods less than one full year are not annualized.
(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust—Institutional Liquid Assets Portfolios

Financial Highlights (continued)
Selected Data for a Unit/ Share Outstanding Throughout Each Period
Government Portfolio

											Ratios assuming no
											expense reductions

									Ratio of net				Ratio of net
	Net asset			Net asset		Net assets	Ratio of net		investment		Ratio of total		investment
	value,	Net	Distributions	value,		end	expenses to		income to		expenses to		income (loss)
Year— Share	beginning	investment	to unit/	end	Total	of period	average		average		average		to average
Class	of period	income(a)	shareholders	of period	return(b)	(in 000’s)	net assets		net assets		net assets		net assets

For the Six Months Ended June 30, (Unaudited)

2006-ILA Units	$1.00	$0.021	$(0.021)	$1.00	2.15%	$19,958	0.43	%(c)	4.26	%(c)	0.68	%(c)	4.01	%(c)
2006-ILA Administration Units	1.00	0.021	(0.021)	1.00	2.07	8,445	0.58	(c)	4.13	(c)	0.83	(c)	3.89	(c)
2006-ILA Service Units	1.00	0.019	(0.019)	1.00	1.95	61,805	0.83	(c)	3.91	(c)	1.08	(c)	3.66	(c)
2006-ILA Cash Management Shares	1.00	0.018	(0.018)	1.00	1.86	4,046	1.00	(c)	3.70	(c)	1.68	(c)	3.06	(c)

For the Years Ended December 31,

2005-ILA Units	1.00	0.029	(0.029)	1.00	2.86	27,111	0.43		2.70		0.60		2.53
2005-ILA Administration Units	1.00	0.027	(0.027)	1.00	2.71	11,078	0.58		2.71		0.75		2.54
2005-ILA Service Units	1.00	0.025	(0.025)	1.00	2.45	50,355	0.83		2.42		1.00		2.25
2005-ILA Cash Management Shares	1.00	0.023	(0.023)	1.00	2.28	6,381	1.00		2.36		1.60		1.76

2004-ILA Units	1.00	0.010	(0.010)	1.00	0.97	51,286	0.43		0.92		0.56		0.79
2004-ILA Administration Units	1.00	0.008	(0.008)	1.00	0.82	12,609	0.58		0.82		0.71		0.69
2004-ILA Service Units	1.00	0.006	(0.006)	1.00	0.57	56,953	0.83		0.60		0.96		0.47
2004-ILA Cash Management Shares	1.00	0.004	(0.004)	1.00	0.45	7,849	0.95		0.46		1.56		(0.15)

2003-ILA Units	1.00	0.007	(0.007)	1.00	0.73	85,709	0.44		0.72		0.53		0.63
2003-ILA Administration Units	1.00	0.006	(0.006)	1.00	0.58	12,864	0.59		0.56		0.68		0.47
2003-ILA Service Units	1.00	0.003	(0.003)	1.00	0.33	52,171	0.84		0.34		0.93		0.25
2003-ILA Cash Management Shares	1.00	0.003	(0.003)	1.00	0.26	8,936	0.92		0.28		1.53		(0.33)

2002-ILA Units	1.00	0.01	(0.01)	1.00	1.33	81,790	0.43		1.34		0.53		1.24
2002-ILA Administration Units	1.00	0.01	(0.01)	1.00	1.18	11,398	0.58		1.15		0.68		1.05
2002-ILA Service Units	1.00	0.01	(0.01)	1.00	0.93	81,178	0.83		0.91		0.93		0.81
2002-ILA Cash Management Shares	1.00	0.01	(0.01)	1.00	0.76	18,608	1.00		0.76		1.53		0.23

2001-ILA Units	1.00	0.04	(0.04)	1.00	3.69	124,757	0.43		3.61		0.49		3.55
2001-ILA Administration Units	1.00	0.03	(0.03)	1.00	3.53	6,027	0.58		2.84		0.64		2.78
2001-ILA Service Units	1.00	0.03	(0.03)	1.00	3.28	57,800	0.83		3.15		0.89		3.09
2001-ILA Cash Management Shares	1.00	0.03	(0.03)	1.00	3.10	22,106	1.00		3.24		1.49		2.75

(a)	Calculated based on the average units/shares outstanding methodology.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a unitholder/shareholder would pay on portfolio distributions. Total returns for periods less than one full year are not annualized.
(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust—Institutional Liquid Assets Portfolios

Financial Highlights (continued)
Selected Data for a Unit/ Share Outstanding Throughout Each Period
Treasury Obligations Portfolio

											Ratios assuming no
											expense reductions

									Ratio of net				Ratio of net
	Net asset			Net asset		Net assets	Ratio of net		investment		Ratio of total		investment
	value,	Net	Distributions	value,		end	expenses to		income to		expenses to		income (loss)
	beginning	investment	to unit/	end	Total	of period	average net		average net		average net		to average
Year—Share Class	of period	income(a)	shareholders	of period	return(b)	(in 000’s)	assets		assets		assets		net assets

For the Six Months Ended June 30, (Unaudited)

2006-ILA Units	$1.00	$0.021	$(0.021)	$1.00	2.11%	$46,289	0.43	%(c)	4.16	%(c)	0.43	%(c)	4.16	%(c)
2006-ILA Administration Units	1.00	0.020	(0.020)	1.00	2.04	14,284	0.58	(c)	4.06	(c)	0.58	(c)	4.06	(c)
2006-ILA Service Units	1.00	0.019	(0.019)	1.00	1.91	755,711	0.83	(c)	3.82	(c)	0.83	(c)	3.82	(c)
2006-ILA Cash Management Shares	1.00	0.018	(0.018)	1.00	1.82	175,489	1.00	(c)	3.66	(c)	1.43	(c)	3.23	(c)

For the Years Ended December 31,

2005-ILA Units	1.00	0.027	(0.027)	1.00	2.77	89,579	0.43		2.55		0.43		2.55
2005-ILA Administration Units	1.00	0.026	(0.026)	1.00	2.62	11,373	0.58		2.57		0.58		2.57
2005-ILA Service Units	1.00	0.023	(0.023)	1.00	2.36	756,424	0.83		2.41		0.83		2.41
2005-ILA Cash Management Shares	1.00	0.021	(0.021)	1.00	2.19	162,011	1.00		2.63		1.43		2.20

2004-ILA Units	1.00	0.009	(0.009)	1.00	0.91	156,027	0.43		0.92		0.43		0.92
2004-ILA Administration Units	1.00	0.008	(0.008)	1.00	0.76	12,900	0.58		0.74		0.58		0.74
2004-ILA Service Units	1.00	0.005	(0.005)	1.00	0.51	554,391	0.83		0.47		0.83		0.47
2004-ILA Cash Management Shares	1.00	0.004	(0.004)	1.00	0.40	8,035	0.92		0.26		1.43		(0.25)

2003-ILA Units	1.00	0.007	(0.007)	1.00	0.74	137,679	0.42		0.73		0.42		0.73
2003-ILA Administration Units	1.00	0.006	(0.006)	1.00	0.59	17,723	0.57		0.55		0.57		0.55
2003-ILA Service Units	1.00	0.003	(0.003)	1.00	0.34	709,869	0.82		0.36		0.82		0.36
2003-ILA Cash Management Shares	1.00	0.003	(0.003)	1.00	0.26	41,752	0.91		0.23		1.42		(0.28)

2002-ILA Units	1.00	0.01	(0.01)	1.00	1.42	297,858	0.41		1.36		0.41		1.36
2002-ILA Administration Units	1.00	0.01	(0.01)	1.00	1.27	19,567	0.56		1.19		0.56		1.19
2002-ILA Service Units	1.00	0.01	(0.01)	1.00	1.02	2,222,340	0.81		0.93		0.81		0.93
2002-ILA Cash Management Shares	1.00	0.01	(0.01)	1.00	0.85	90,681	0.98		0.77		1.41		0.34

2001-ILA Units	1.00	0.04	(0.04)	1.00	3.61	423,561	0.43		3.43		0.44		3.42
2001-ILA Administration Units	1.00	0.03	(0.03)	1.00	3.46	16,595	0.58		3.39		0.59		3.38
2001-ILA Service Units	1.00	0.03	(0.03)	1.00	3.20	1,379,621	0.83		2.70		0.84		2.69
2001-ILA Cash Management Shares	1.00	0.03	(0.03)	1.00	3.03	2,532	1.00		3.09		1.44		2.65

(a)	Calculated based on the average units/shares outstanding methodology.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a unitholder/shareholder would pay on portfolio distributions. Total returns for periods less than one full year are not annualized.
(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust—Institutional Liquid Assets Portfolios

Financial Highlights (continued)
Selected Data for a Unit/ Share Outstanding Throughout Each Period
Treasury Instruments Portfolio

											Ratios assuming no
											expense reductions

									Ratio of net				Ratio of net
	Net asset			Net asset		Net assets	Ratio of net		investment		Ratio of total		investment
	value,	Net	Distributions	value,		end	expenses to		income to		expenses to		income (loss)
	beginning	investment	to unit/	end	Total	of period	average net		average net		average net		to average
Year—Share Class	of period	income(a)	shareholders	of period	return(b)	(in 000’s)	assets		assets		assets		net assets

For the Six Months Ended June 30, (Unaudited)

2006-ILA Units	$1.00	$0.020	$(0.020)	$1.00	2.02%	$18,530	0.43	%(c)	4.04	%(c)	0.47	%(c)	4.00	%(c)
2006-ILA Administration Units	1.00	0.019	(0.019)	1.00	1.94	31,652	0.58	(c)	3.92	(c)	0.62	(c)	3.87	(c)
2006-ILA Service Units	1.00	0.018	(0.018)	1.00	1.82	296,009	0.83	(c)	3.68	(c)	0.87	(c)	3.65	(c)
2006-ILA Cash Management Shares	1.00	0.017	(0.017)	1.00	1.73	16,402	1.00	(c)	3.45	(c)	1.47	(c)	2.98	(c)

For the Years Ended December 31,

2005-ILA Units	1.00	0.026	(0.026)	1.00	2.59	26,118	0.43		2.50		0.45		2.48
2005-ILA Administration Units	1.00	0.024	(0.024)	1.00	2.44	37,744	0.58		2.43		0.60		2.41
2005-ILA Service Units	1.00	0.022	(0.022)	1.00	2.18	325,678	0.83		2.15		0.85		2.13
2005-ILA Cash Management Shares	1.00	0.020	(0.020)	1.00	2.01	26,741	1.00		2.00		1.45		1.55

2004-ILA Units	1.00	0.008	(0.008)	1.00	0.85	33,836	0.43		0.79		0.44		0.78
2004-ILA Administration Units	1.00	0.007	(0.007)	1.00	0.70	33,103	0.58		0.68		0.59		0.67
2004-ILA Service Units	1.00	0.004	(0.004)	1.00	0.44	372,296	0.83		0.40		0.84		0.39
2004-ILA Cash Management Shares	1.00	0.004	(0.004)	1.00	0.38	15,775	0.88		0.31		1.44		(0.25)

2003-ILA Units	1.00	0.007	(0.007)	1.00	0.65	51,264	0.44		0.63		0.45		0.62
2003-ILA Administration Units	1.00	0.005	(0.005)	1.00	0.50	31,275	0.59		0.44		0.60		0.43
2003-ILA Service Units	1.00	0.003	(0.003)	1.00	0.25	362,436	0.84		0.21		0.85		0.20
2003-ILA Cash Management Shares	1.00	0.002	(0.002)	1.00	0.23	29,656	0.86		0.18		1.45		(0.41)

2002-ILA Units	1.00	0.01	(0.01)	1.00	1.33	103,658	0.43		1.26		0.44		1.25
2002-ILA Administration Units	1.00	0.01	(0.01)	1.00	1.17	25,910	0.58		1.09		0.59		1.08
2002-ILA Service Units	1.00	0.01	(0.01)	1.00	0.92	430,601	0.83		0.84		0.84		0.83
2002-ILA Cash Management Shares	1.00	0.01	(0.01)	1.00	0.75	11,602	1.00		0.68		1.44		0.24

2001-ILA Units	1.00	0.04	(0.04)	1.00	3.59	203,239	0.43		3.49		0.47		3.45
2001-ILA Administration Units	1.00	0.03	(0.03)	1.00	3.43	18,842	0.58		3.23		0.62		3.19
2001-ILA Service Units	1.00	0.03	(0.03)	1.00	3.18	247,064	0.83		2.67		0.87		2.63
2001-ILA Cash Management Shares	1.00	0.03	(0.03)	1.00	3.00	20,312	1.00		2.63		1.47		2.16

(a)	Calculated based on the average units/ shares outstanding methodology.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a unitholder/shareholder would pay on portfolio distributions. Total returns for periods less than one full year are not annualized.
(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust—Institutional Liquid Assets Portfolios

Financial Highlights (continued)
Selected Data for a Unit/ Share Outstanding Throughout Each Period
Federal Portfolio

											Ratios assuming no
											expense reductions

									Ratio of net				Ratio of net
	Net asset			Net asset		Net assets	Ratio of net		investment		Ratio of total		investment
	value,	Net	Distributions	value,		end	expenses to		income to		expenses to		income (loss)
	beginning	investment	to unit/	end	Total	of period	average net		average net		average net		to average
Year—Share Class	of period	income(a)	shareholders	of period	return(b)	(in 000’s)	assets		assets		assets		net assets

For the Six Months Ended June 30, (Unaudited)

2006-ILA Units	$1.00	$0.021	$(0.021)	$1.00	2.13%	$430,681	0.41	%(c)	4.21	%(c)	0.41	%(c)	4.21	%(c)
2006-ILA Administration Units	1.00	0.020	(0.020)	1.00	2.06	1,822,921	0.56	(c)	4.14	(c)	0.56	(c)	4.14	(c)
2006-ILA Service Units	1.00	0.019	(0.019)	1.00	1.93	212,192	0.81	(c)	3.88	(c)	0.81	(c)	3.87	(c)
2006-ILA Cash Management Shares	1.00	0.018	(0.018)	1.00	1.85	129,774	0.98	(c)	3.70	(c)	1.41	(c)	3.27	(c)

For the Years Ended December 31,

2005-ILA Units	1.00	0.028	(0.028)	1.00	2.82	784,191	0.41		2.74		0.41		2.74
2005-ILA Administration Units	1.00	0.026	(0.026)	1.00	2.67	1,481,451	0.56		2.64		0.56		2.64
2005-ILA Service Units	1.00	0.024	(0.024)	1.00	2.41	204,181	0.81		2.39		0.81		2.39
2005-ILA Cash Management Shares	1.00	0.022	(0.022)	1.00	2.24	124,382	0.98		2.13		1.41		1.70

2004-ILA Units	1.00	0.010	(0.010)	1.00	0.97	937,553	0.41		0.94		0.41		0.94
2004-ILA Administration Units	1.00	0.008	(0.008)	1.00	0.82	1,412,667	0.56		0.84		0.56		0.84
2004-ILA Service Units	1.00	0.006	(0.006)	1.00	0.57	230,227	0.81		0.54		0.81		0.54
2004-ILA Cash Management Shares	1.00	0.004	(0.004)	1.00	0.42	151,658	0.94		0.26		1.41		(0.21)

2003-ILA Units	1.00	0.008	(0.008)	1.00	0.79	1,147,134	0.41		0.79		0.41		0.79
2003-ILA Administration Units	1.00	0.006	(0.006)	1.00	0.64	1,029,112	0.56		0.62		0.56		0.62
2003-ILA Service Units	1.00	0.004	(0.004)	1.00	0.39	285,290	0.81		0.37		0.81		0.37
2003-ILA Cash Management Shares	1.00	0.003	(0.003)	1.00	0.27	565,696	0.93		0.26		1.41		(0.22)

2002-ILA Units	1.00	0.01	(0.01)	1.00	1.47	1,814,911	0.41		1.47		0.41		1.47
2002-ILA Administration Units	1.00	0.01	(0.01)	1.00	1.32	964,512	0.56		1.31		0.56		1.31
2002-ILA Service Units	1.00	0.01	(0.01)	1.00	1.06	279,916	0.81		1.05		0.81		1.05
2002-ILA Cash Management Shares	1.00	0.01	(0.01)	1.00	0.89	700,184	0.98		0.90		1.41		0.47

2001-ILA Units	1.00	0.04	(0.04)	1.00	3.90	3,095,942	0.41		3.96		0.41		3.96
2001-ILA Administration Units	1.00	0.04	(0.04)	1.00	3.74	1,044,722	0.56		3.45		0.56		3.45
2001-ILA Service Units	1.00	0.03	(0.03)	1.00	3.48	291,750	0.81		3.38		0.81		3.38
2001-ILA Cash Management Shares	1.00	0.03	(0.03)	1.00	3.31	1,176,092	0.98		3.23		1.41		2.80

(a)	Calculated based on the average units/shares outstanding methodology.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a unitholder/shareholder would pay on portfolio distributions. Total returns for periods less than one full year are not annualized.
(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust—Institutional Liquid Assets Portfolios

Financial Highlights (continued)
Selected Data for a Unit/ Share Outstanding Throughout Each Period
Tax-Exempt Diversified Portfolio

											Ratios assuming no
											expense reductions

									Ratio of net				Ratio of net
	Net asset			Net asset		Net assets	Ratio of net		investment		Ratio of total		investment
	value,	Net	Distributions	value,		end of	expenses to		income to		expenses to		income (loss)
	beginning	investment	to unit/	end of	Total	period	average net		average net		average net		to average
Year-Share Class	of period	income(a)	shareholders	period	return(b)	(in 000’s)	assets		assets		assets		net assets

For the Six Months Ended June 30, (Unaudited)

2006-ILA Units	$1.00	$0.014	$(0.014)	$1.00	1.45%	$393,252	0.41	%(c)	2.84	%(c)	0.41	%(c)	2.84	%(c)
2006-ILA Administration Units	1.00	0.014	(0.014)	1.00	1.37	1,749,988	0.56	(c)	2.76	(c)	0.56	(c)	2.76	(c)
2006-ILA Service Units	1.00	0.012	(0.012)	1.00	1.25	22,411	0.81	(c)	2.49	(c)	0.81	(c)	2.49	(c)
2006-ILA Cash Management Shares	1.00	0.012	(0.012)	1.00	1.16	157,168	0.98	(c)	2.33	(c)	1.41	(c)	1.90	(c)

For the Years Ended December 31,

2005-ILA Units	1.00	0.020	(0.020)	1.00	2.02	634,174	0.41		1.98		0.41		1.98
2005-ILA Administration Units	1.00	0.019	(0.019)	1.00	1.87	1,344,727	0.56		1.83		0.56		1.83
2005-ILA Service Units	1.00	0.016	(0.016)	1.00	1.61	24,328	0.81		1.59		0.81		1.59
2005-ILA Cash Management Shares	1.00	0.014	(0.014)	1.00	1.44	147,558	0.98		1.41		1.41		0.98

2004-ILA Units	1.00	0.008	(0.008)	1.00	0.82	697,374	0.41		0.80		0.41		0.80
2004-ILA Administration Units	1.00	0.007	(0.007)	1.00	0.67	1,338,658	0.56		0.69		0.56		0.69
2004-ILA Service Units	1.00	0.004	(0.004)	1.00	0.42	23,652	0.81		0.43		0.81		0.43
2004-ILA Cash Management Shares	1.00	0.003	(0.003)	1.00	0.33	139,086	0.87		0.28		1.41		(0.26)

2003-ILA Units	1.00	0.007	(0.007)	1.00	0.68	722,008	0.41		0.68		0.41		0.68
2003-ILA Administration Units	1.00	0.005	(0.005)	1.00	0.52	792,220	0.56		0.50		0.56		0.50
2003-ILA Service Units	1.00	0.003	(0.003)	1.00	0.33	14,285	0.75		0.36		0.81		0.30
2003-ILA Cash Management Shares	1.00	0.003	(0.003)	1.00	0.33	362,923	0.75		0.32		1.41		(0.34)

2002-ILA Units	1.00	0.01	(0.01)	1.00	1.11	1,022,037	0.41		1.11		0.42		1.10
2002-ILA Administration Units	1.00	0.01	(0.01)	1.00	0.96	401,548	0.56		0.96		0.57		0.95
2002-ILA Service Units	1.00	0.01	(0.01)	1.00	0.71	34,183	0.81		0.70		0.82		0.69
2002-ILA Cash Management Shares	1.00	0.01	(0.01)	1.00	0.79	261,051	0.73		0.78		1.42		0.09

2001-ILA Units	1.00	0.02	(0.02)	1.00	2.44	1,339,898	0.40		2.43		0.41		2.42
2001-ILA Administration Units	1.00	0.02	(0.02)	1.00	2.28	357,182	0.55		2.03		0.56		2.02
2001-ILA Service Units	1.00	0.02	(0.02)	1.00	2.03	74,461	0.80		1.83		0.81		1.82
2001-ILA Cash Management Shares	1.00	0.02	(0.02)	1.00	1.85	290,372	0.97		1.82		1.41		1.38

(a)	Calculated based on the average units/shares outstanding methodology.
(b)	Assumes reinvestment of all distributions. Total returns for periods less than one full year are not annualized.
(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust—Institutional Liquid Assets Portfolios

Financial Highlights (continued)
Selected Data for a Unit/ Share Outstanding Throughout Each Period
Tax-Exempt California Portfolio

											Ratios assuming no
											expense reductions

									Ratio of net				Ratio of net
	Net asset			Net asset		Net assets	Ratio of net		investment		Ratio of total		investment
	value,	Net	Distributions	value,		end of	expenses to		income to		expenses to		income (loss)
	beginning	investment	to unit/	end of	Total	period	average net		average net		average net		to average
Year—Share Class	of period	income(a)	shareholders	period	return(b)	(in 000’s)	assets		assets		assets		net assets

For the Six Months Ended June 30, (Unaudited)

2006-ILA Units	$1.00	$0.014	$(0.014)	$1.00	1.41%	$195,690	0.43	%(c)	2.80	%(c)	0.44	%(c)	2.79	%(c)
2006-ILA Administration Units	1.00	0.013	(0.013)	1.00	1.34	410,627	0.58	(c)	2.70	(c)	0.59	(c)	2.69	(c)
2006-ILA Service Units	1.00	0.012	(0.012)	1.00	1.21	2	0.83	(c)	2.43	(c)	0.84	(c)	2.42	(c)
2006-ILA Cash Management Shares	1.00	0.011	(0.011)	1.00	1.13	40,804	1.00	(c)	2.30	(c)	1.44	(c)	1.86	(c)

For the Years Ended December 31,

2005-ILA Units	1.00	0.020	(0.020)	1.00	1.98	268,806	0.43		1.99		0.44		1.98
2005-ILA Administration Units	1.00	0.018	(0.018)	1.00	1.83	300,545	0.58		1.79		0.59		1.78
2005-ILA Service Units	1.00	0.016	(0.016)	1.00	1.57	2	0.83		1.60		0.83		1.60
2005-ILA Cash Management Shares	1.00	0.014	(0.014)	1.00	1.40	27,385	1.00		1.45		1.44		1.01

2004-ILA Units	1.00	0.008	(0.008)	1.00	0.78	208,139	0.43		0.74		0.45		0.72
2004-ILA Administration Units	1.00	0.006	(0.006)	1.00	0.62	273,919	0.58		0.64		0.60		0.62
2004-ILA Service Units	1.00	0.004	(0.004)	1.00	0.39	2	0.83		0.36		0.85		0.34
2004-ILA Cash Management Shares	1.00	0.003	(0.003)	1.00	0.32	14,721	0.82		0.23		1.45		(0.40)

2003-ILA Units	1.00	0.006	(0.006)	1.00	0.61	244,109	0.42		0.61		0.43		0.60
2003-ILA Administration Units	1.00	0.005	(0.005)	1.00	0.46	233,371	0.57		0.41		0.58		0.40
2003-ILA Service Units	1.00	0.003	(0.003)	1.00	0.34	2	0.66		0.47		0.83		0.30
2003-ILA Cash Management Shares	1.00	0.003	(0.003)	1.00	0.33	63,214	0.71		0.32		1.43		(0.40)

2002-ILA Units	1.00	0.01	(0.01)	1.00	1.00	359,166	0.43		0.99		0.44		0.98
2002-ILA Administration Units	1.00	0.01	(0.01)	1.00	0.85	98,643	0.58		0.84		0.59		0.83
2002-ILA Service Units	1.00	0.01	(0.01)	1.00	0.60	284	0.83		0.61		0.84		0.60
2002-ILA Cash Management Shares	1.00	0.01	(0.01)	1.00	0.68	53,050	0.75		0.67		1.44		(0.02)

2001-ILA Units	1.00	0.02	(0.02)	1.00	2.08	305,626	0.43		2.13		0.45		2.11
2001-ILA Administration Units	1.00	0.02	(0.02)	1.00	1.92	70,281	0.58		1.82		0.60		1.80
2001-ILA Service Units	1.00	0.02	(0.02)	1.00	1.67	84	0.83		1.84		0.85		1.82
2001-ILA Cash Management Shares	1.00	0.01	(0.01)	1.00	1.50	62,986	1.00		1.53		1.45		1.08

(a)	Calculated based on the average units/shares outstanding methodology.
(b)	Assumes reinvestment of all distributions. Total returns for periods less than one full year are not annualized.
(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust—Institutional Liquid Assets Portfolios

Financial Highlights (continued)
Selected Data for a Unit/ Share Outstanding Throughout Each Period
Tax-Exempt New York Portfolio

											Ratios assuming no
											expense reductions

				Net asset					Ratio of net				Ratio of net
	Net asset			value,		Net assets	Ratio of net		investment		Ratio of total		investment
	value,	Net	Distributions	end		end of	expenses to		income to		expenses to		income (loss)
	beginning	investment	to unit/	of	Total	period	average net		average net		average net		to average
Year— Share Class	of period	income(a)	shareholders	period	return(b)	(in 000’s)	assets		assets		assets		net assets

For the Six Months Ended June 30, (Unaudited)

2006-ILA Units	$1.00	$0.014	$(0.014)	$1.00	1.43%	$75,934	0.43	%(c)	2.81	%(c)	0.45	%(c)	2.79	%(c)
2006-ILA Administration Units	1.00	0.013	(0.013)	1.00	1.35	272,287	0.58	(c)	2.73	(c)	0.60	(c)	2.71	(c)
2006-ILA Service Units	1.00	0.012	(0.012)	1.00	1.22	73	0.83	(c)	2.46	(c)	0.85	(c)	2.44	(c)
2006-ILA Cash Management Shares	1.00	0.011	(0.011)	1.00	1.14	72,248	1.00	(c)	2.27	(c)	1.45	(c)	1.83	(c)

For the Years Ended December 31,

2005-ILA Units	1.00	0.020	(0.020)	1.00	1.99	100,268	0.43		1.94		0.45		1.92
2005-ILA Administration Units	1.00	0.018	(0.018)	1.00	1.84	206,485	0.58		1.83		0.60		1.81
2005-ILA Service Units	1.00	0.016	(0.016)	1.00	1.58	72	0.83		1.34		0.84		1.33
2005-ILA Cash Management Shares	1.00	0.014	(0.014)	1.00	1.41	58,291	1.00		1.35		1.45		0.90

2004-ILA Units	1.00	0.008	(0.008)	1.00	0.78	99,743	0.43		0.78		0.46		0.75
2004-ILA Administration Units	1.00	0.006	(0.006)	1.00	0.63	174,135	0.58		0.65		0.61		0.62
2004-ILA Service Units	1.00	0.004	(0.004)	1.00	0.40	156	0.82		0.41		0.86		0.37
2004-ILA Cash Management Shares	1.00	0.003	(0.003)	1.00	0.33	59,693	0.87		0.30		1.46		(0.29)

2003-ILA Units	1.00	0.006	(0.006)	1.00	0.62	89,518	0.44		0.62		0.47		0.59
2003-ILA Administration Units	1.00	0.005	(0.005)	1.00	0.47	124,113	0.59		0.47		0.62		0.44
2003-ILA Service Units	1.00	0.003	(0.003)	1.00	0.32	124	0.74		0.32		0.87		0.19
2003-ILA Cash Management Shares	1.00	0.003	(0.003)	1.00	0.31	66,299	0.75		0.31		1.47		(0.41)

2002-ILA Units	1.00	0.01	(0.01)	1.00	0.99	128,959	0.43		0.98		0.47		0.94
2002-ILA Administration Units	1.00	0.01	(0.01)	1.00	0.83	99,406	0.58		0.83		0.62		0.79
2002-ILA Service Units	1.00	0.01	(0.01)	1.00	0.59	123	0.83		0.58		0.87		0.54
2002-ILA Cash Management Shares	1.00	0.01	(0.01)	1.00	0.66	56,104	0.75		0.66		1.47		(0.06)

2001-ILA Units	1.00	0.02	(0.02)	1.00	2.23	122,610	0.43		2.27		0.47		2.23
2001-ILA Administration Units	1.00	0.02	(0.02)	1.00	2.07	116,028	0.58		2.04		0.62		2.00
2001-ILA Service Units	1.00	0.02	(0.02)	1.00	1.81	315	0.83		2.08		0.87		2.04
2001-ILA Cash Management Shares	1.00	0.02	(0.02)	1.00	1.64	42,440	1.00		1.50		1.47		1.03

(a)	Calculated based on the average units/shares outstanding methodology.
(b)	Assumes reinvestment of all distributions. Total returns for periods less than one full year are not annualized.
(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

Statement Regarding Basis for Approval of Management Agreement (Unaudited)
       The Trustees oversee the management of Goldman Sachs Trust (the “Trust”), and review the investment performance and expenses of the investment portfolios covered by this Report (the “Portfolios”) at regularly scheduled meetings held during the Portfolios’ fiscal year. In addition, the Trustees determine annually whether to approve and continue the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) for the Portfolios.
     The Management Agreement was most recently approved by the Trustees, including all of the Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), on June 15, 2006 (the “Annual Contract Meeting”).
     To assist the Trustees in their deliberations at the Annual Contract Meeting and, in addition to the reviews of the Portfolios’ investment performance, expenses and other matters at regularly scheduled Board meetings, the Trustees have a Contract Review Committee (the “Committee”) whose members include all of the Independent Trustees. The Committee held meetings on December 15, 2005, February 8, 2006 and May 10, 2006. At these Committee meetings, the Independent Trustees considered matters relating to the Management Agreement including: (a) the Portfolios’ investment performance; (b) the Portfolios’ management fee arrangements; (c) the Investment Adviser’s undertaking to reimburse certain expenses of the Portfolios that exceed specified levels; (d) the Investment Adviser’s potential economies of scale; (e) the relative expense levels of the Portfolios; (f) the Investment Adviser’s profitability with respect to the Trust and the Portfolios; (g) the quality of the non-advisory services provided to the Portfolios; (h) the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment management agreements; (i) an evaluation of the Trustees’ contract review process provided by an outside third party; and (j) information on the processes followed by the third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing investment performance and expense comparison for the Portfolios.
     At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters, including: (a) a summary of fee concessions by the Investment Adviser and its affiliates with respect to the Goldman Sachs mutual funds; (b) the quality of the Investment Adviser’s services; (c) the structure, staff and capabilities of the Investment Adviser and its portfolio management teams; (d) the groups within the Investment Adviser that support the portfolio management teams, including the legal and compliance departments, the credit department, the valuation oversight group, the risk and performance analytics group, the business planning team and the technology group; (e) the Investment Adviser’s business continuity and disaster recovery planning; (f) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (g) the fees received by the Investment Adviser’s affiliates from the Portfolios for transfer agency and other services; (h) the terms of the Management Agreement; (i) the administrative services provided under the Management Agreement, including the nature and extent of the Investment Adviser’s oversight of the Portfolios’ other service providers including the custodian and fund accounting agent; and (j) the Investment Adviser’s policies addressing various types of potential conflicts of interest. At the Annual Contract Meeting, the Trustees also considered at further length the Portfolios’ investment performance, fees and expenses, including the Portfolios’ expense trends over time.

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)
     In connection with the Committee meetings and the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. Also, in conjunction with these meetings, the Trustees received information relating to revenue sharing by the Investment Adviser and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions without employees of the Investment Adviser present.
     The presentations made at the Contract Review Committee meetings and at the Annual Contract Meeting encompassed the Portfolios and other mutual fund portfolios for which the Board of Trustees has responsibility. While the Management Agreement for all of the Portfolios was approved at the same Annual Contract Meeting, the Trustees considered the Management Agreement as it applied to each Portfolio separately.
     In evaluating the Management Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its services and the Portfolios. At those meetings the Trustees received materials relating to the Investment Adviser’s investment management and other services under the Management Agreement, including: (a) information on the investment performance of the Portfolios in comparison to other mutual funds; (b) general investment outlooks in the markets in which the Portfolios invest; (c) compliance reports; and (d) expenses borne by the Portfolios. In addition, the Trustees were provided with disclosure materials regarding the Goldman Sachs mutual funds and their expenses that are provided to investors who invest in the funds, as well as information on the Goldman Sachs mutual funds’ competitive universe and discussed the broad range of other investment choices that are available to those investors.
     In connection with their approval of the Management Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Portfolios by the Investment Adviser and its affiliates. These services include services as the Portfolios’ transfer agent and distributor. The Trustees concluded that the Investment Adviser was both able to commit substantial financial and other resources to the operations of the Portfolios and had, in fact, continued to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, vendor oversight and risk management. The Trustees also believed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Portfolios and the Investment Adviser, including education and training initiatives.
     The Trustees also considered the investment performance of the Portfolios and the Investment Adviser. In this regard, the Trustees compared the investment performance of the Portfolios to the performance rankings issued by the Outside Data Provider. This information on the Portfolios’ investment performance was provided for one, three, five and ten year periods. In addition, the Trustees considered the Portfolios’ investment performance in light of the investment objectives and credit parameters applicable to the Portfolios, and the investor constituencies the Portfolios serve. The Trustees also considered the Portfolios’ compliance with regulations of the Securities and Exchange Commission (the “SEC”) applicable to money market mutual funds and the stability of the Portfolios’ net asset values. In light of these considerations, the Trustees believed that the Portfolios were providing investment performance within a competitive range for investors.

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)
     The Board of Trustees also considered the contractual fee rates payable by the Portfolios under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Portfolios, which included both advisory and administrative services that were directed to the needs and operations of the Portfolios as registered mutual funds. They also considered information that indicated that these mutual fund services differed in various significant respects from the services provided to the Investment Adviser’s institutional accounts, which generally paid lower fees. In addition, the fees paid by the Portfolios and the Portfolios’ total operating expense ratios (before and after expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment management firms. Most of the comparisons of the Portfolios’ fee rates and total operating expense ratios were prepared by the Outside Data Provider.
     More particularly, the Trustees reviewed analyses prepared by the Outside Data Provider of the expense rankings of the Portfolios. The analyses provided a comparison of the Portfolios’ management fee rates to relevant peer groups and category universes; an expense analysis which compared each Portfolio’s expenses to a peer group and a category universe; and a five-year history comparing each Portfolio’s expenses to a category average. The analyses also compared the Portfolios’ transfer agency fees, custody and accounting fees and other expenses to peer groups and medians. The Trustees believed that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees paid by the Portfolios.
     In addition, the Trustees reviewed information regarding the Investment Adviser’s potential economies of scale, and whether the Portfolios and their shareholders were participating in the benefits of these economies. In this regard, the Trustees considered the amount of assets in the Portfolios; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; and information comparing the contractual fee rates charged by the Investment Adviser (which do not include fee breakpoints) with fee rates charged by other, unaffiliated investment managers to other mutual funds. In this connection, the Trustees noted that it was anticipated that certain of the Portfolios would experience cash outflows during the summer, and also considered the Investment Adviser’s undertaking to limit the Portfolios’ total expense ratios (excluding certain expenses) to specified levels.
     The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from the Portfolios as stated above. In this connection, the Trustees noted that pursuant to exemptive orders issued by the SEC, affiliates of the Investment Adviser receive compensation in connection with certain portfolio securities transactions executed by the Portfolios. In addition, the Trustees reviewed the Investment Adviser’s pre-tax revenues and pre-tax margins with respect to the Trust and the Portfolios. The Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules, and expense allocation methodologies, as well as a report of independent accountants regarding the results of certain agreed-upon procedures to verify expense allocation calculations that were designed to assist the Trustees in their evaluation of the Investment Adviser’s schedules of revenues and expenses. The Trustees considered the Investment Adviser’s revenues and margins both in absolute terms and in comparison to the information on the reported margins earned by other asset management firms.
     After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded that the management fees paid by the Portfolios were reasonable in light of the services provided by the Investment Adviser, its costs and the Portfolios’ current and reasonably foreseeable asset levels, and that the Management Agreement should be approved and continued.

Goldman Sachs Trust—Institutional Liquid Assets Portfolios

Fund Expenses (Unaudited) — Six Month Period Ended June 30, 2006
          As a shareholder of ILA, ILA Administration, ILA Service, ILA B, ILA C Units or ILA Cash Management Shares of the Portfolios you incur two types of costs: (1) transaction costs, including contingent deferred sales charges (load) (with respect to ILA B and C Units); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to ILA B Units, ILA C Units and Cash Management Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in ILA, ILA Administration, ILA Service, ILA B, ILA C Units or ILA Cash Management Shares of the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2006 through June 30, 2006.
Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account for this period.
Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Prime Obligations Portfolio				Money Market Portfolio				Government Portfolio				Treasury Obligations Portfolio				Treasury Instruments Portfolio				Federal Portfolio

				Expenses				Expense				Expenses				Expenses				Expenses				Expenses
				Paid for				Paid for				Paid for				Paid for				Paid for				Paid for
	Beginning	Ending		the	Beginning	Ending		the	Beginning	Ending		the	Beginning	Ending		the	Beginning	Ending		the	Beginning	Ending		the
	Account	Account		6 months	Account	Account		6 months	Account	Account		6 months	Account	Account		6 months	Account	Account		6 months	Account	Account		6 months
	Value	Value		ended	Value	Value		ended	Value	Value		ended	Value	Value		ended	Value	Value		ended	Value	Value		ended
Unit/Share Class	1/1/06	6/30/06		6/30/06*	1/1/06	6/30/06		6/30/06*	1/1/06	6/30/06		6/30/06*	1/1/06	6/30/06		6/30/06*	1/1/06	6/30/06		6/30/06*	1/1/06	6/30/06		6/30/06*

ILA Units
Actual	$1,000.00	$1,021.60		$2.17	$1,000.00	$1,021.70		$2.08	$1,000.00	$1,021.50		$2.16	$1,000.00	$1,021.10		$2.15	$1,000.00	$1,020.20		$2.17	$1,000.00	$1,021.30		$2.06
Hypothetical 5% return	1,000.00	1,022.64	+	2.17	1,000.00	1,022.74	+	2.08	1,000.00	1,022.66	+	2.16	1,000.00	1,022.66	+	2.15	1,000.00	1,022.65	+	2.17	1,000.00	1,022.76	+	2.06

ILA Administration Units
Actual	1,000.00	1,020.90		2.92	1,000.00	1,021.00		2.83	1,000.00	1,020.70		2.92	1,000.00	1,020.40		2.91	1,000.00	1,019.40		2.92	1,000.00	1,020.60		2.81
Hypothetical 5% return	1,000.00	1,021.90	+	2.93	1,000.00	1,021.99	+	2.83	1,000.00	1,021.91	+	2.92	1,000.00	1,021.92	+	2.91	1,000.00	1,021.91	+	2.92	1,000.00	1,022.01	+	2.81

ILA Service Units
Actual	1,000.00	1,019.60		4.17	1,000.00	1,019.70		4.08	1,000.00	1,019.50		4.17	1,000.00	1,019.10		4.16	1,000.00	1,018.20		4.17	1,000.00	1,019.30		4.06
Hypothetical 5% return	1,000.00	1,020.66	+	4.18	1,000.00	1,020.75	+	4.08	1,000.00	1,020.67	+	4.17	1,000.00	1,020.68	+	4.16	1,000.00	1,020.67	+	4.17	1,000.00	1,020.77	+	4.06

ILA B Units
Actual	1,000.00	1,016.60		7.19
Hypothetical 5% return	1,000.00	1,017.67	+	7.20	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A

ILA C Units
Actual	1,000.00	1,016.60		7.17
Hypothetical 5% return	1,000.00	1,017.69	+	7.17	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A

ILA Cash Management Shares
Actual	1,000.00	1,018.80		5.02	1,000.00	1,018.80		4.93	1,000.00	1,018.60		5.02	1,000.00	1,018.20		5.01	1,000.00	1,017.30		5.01	1,000.00	1,018.50		4. 91
Hypothetical 5% return	1,000.00	1,019.82	+	5.03	1,000.00	1,019.91	+	4.93	1,000.00	1,019.82	+	5.02	1,000.00	1,019.83	+	5.01	1,000.00	1,019.82	+	5.02	1,000.00	1,019.93	+	4.91

	Tax-Exempt Diversified Portfolio				Tax-Exempt California Portfolio				Tax-Exempt New York Portfolio

				Expenses				Expense				Expenses
				Paid for				Paid for				Paid for
		Ending		the		Ending		the		Ending		the
	Beginning	Account		6 months	Beginning	Account		6 months	Beginning	Account		6 months
	Account	Value		ended	Account	Value		ended	Account	Value		ended
Unit/Share Class	Value 1/1/06	6/30/06		6/30/06*	Value 1/1/06	6/30/06		6/30/06*	Value 1/1/06	6/30/06		6/30/06*

ILA Units
Actual	$1,000.00	$1,014.50		$2.05	$1,000.00	$1,014.10		$2.16	$1,000.00	$1,014.30		$2.16
Hypothetical 5% return	1,000.00	1,022.76	+	2.06	1,000.00	1,022.65	+	2.17	1,000.00	1,022.65	+	2.17

ILA Administration Units
Actual	1,000.00	1,013.70		2.80	1,000.00	1,013.40		2.91	1,000.00	1,013.50		2.91
Hypothetical 5% return	1,000.00	1,022.01	+	2.81	1,000.00	1,021.90	+	2.92	1,000.00	1,021.90	+	2.93

ILA Service Units
Actual	1,000.00	1,012.50		4.05	1,000.00	1,012.10		4.12	1,000.00	1,012.20		4.15
Hypothetical 5% return	1,000.00	1,020.77	+	4.06	1,000.00	1,020.70	+	4.14	1,000.00	1,020.67	+	4.17

ILA Cash Management Shares
Actual	1,000.00	1,011.60		4.89	1,000.00	1,011.30		5.00	1,000.00	1,011.40		5.00
Hypothetical 5% return	1,000.00	1,019.93	+	4.91	1,000.00	1,019.82	+	5.02	1,000.00	1,019.82	+	5.03

*	Expenses for each share class are calculated using the Portfolio’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2006. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

						ILA Cash
Portfolio	ILA Units	ILA Administration Units	ILA Service Units	ILA B Units	ILA C Units	Management Shares

Prime Obligations	0.43%	0.58%	0.83%	1.43%	1.43%	1.00%
Money Market	0.41	0.57	0.82	N/A	N/A	0.99
Government	0.43	0.58	0.83	N/A	N/A	1.00
Treasury Obligations	0.43	0.58	0.83	N/A	N/A	1.00
Treasury Instruments	0.43	0.58	0.83	N/A	N/A	1.00
Federal	0.41	0.56	0.81	N/A	N/A	0.98
Tax-Exempt Diversified	0.41	0.56	0.81	N/A	N/A	0.98
Tax-Exempt California	0.43	0.58	0.83	N/A	N/A	1.00
Tax-Exempt New York	0.43	0.58	0.83	N/A	N/A	1.00

+	Hypothetical expenses are based on the Portfolio’s actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

The reports concerning the Portfolios included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolios in the future. These statements are based on management’s predictions and expectations concerning certain future events and their expected impact on the Portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolios. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.
A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities and information regarding how a Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission Web site at http://www.sec.gov.
The Portfolios file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Beginning the fiscal quarter ended September 30, 2004 and every first and third fiscal quarter thereafter, the Portfolios’ Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Portfolios’ first and third fiscal quarters. When available, the Portfolios’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-621-2550.
The Standardized 7-Day Current Yield is calculated in accordance with securities industry regulations and does not include capital gains. The Standardized 7-Day Current Yield may differ slightly from the actual distribution rate of a given portfolio because of the exclusion of distributed capital gains, which are non-recurring.
The Standardized 7-Day Effective Yield is calculated in accordance with securities industry regulations and does not include capital gains. The Standardized 7-Day Effective Yield assumes reinvestment of monthly dividends.
The Standardized 30-Day Yield is calculated by annualizing the net investment income per share earned over a 30-day period divided by the maximum public offering price per share on the last day of the period. This yield does not necessarily reflect income earned and distributed by the Portfolios and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.
Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include a Portfolio’s entire investment portfolio, which may change at any time. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.
This material is not authorized for distribution unless preceded or accompanied by a current prospectus. Investors should consider a Portfolio’s objectives, risks, and charges and expenses, and read the prospectus carefully before investing or sending money. The prospectus contains this and other information about the Portfolios.
Goldman, Sachs & Co. is the distributor of the Goldman Sachs Funds.
Copyright 2006 Goldman, Sachs & Co. All rights reserved. 06-259/49.8K / 08-06

TRUSTEES
Ashok N. Bakhru, Chairman
John P. Coblentz, Jr.
Patrick T. Harker
Mary Patterson McPherson
Alan A. Shuch
Wilma J. Smelcer
Richard P. Strubel
Kaysie P. Uniacke

OFFICERS
Kaysie P. Uniacke, President
James A. Fitzpatrick, Vice President
James A. McNamara, Vice President
John M. Perlowski, Treasurer
Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO.
Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.
Investment Adviser

ILA/SAR 6/06	Goldman Sachs Funds 32 Old Slip New York, NY 10005